                            THE GRIFFIN FUNDS, INC.


                               Money Market Fund
                          Tax-Free Money Market Fund
                             Short-Term Bond Fund
                          U.S. Government Income Fund
                              Municipal Bond Fund
                           California Tax-Free Fund
                                   Bond Fund
                             Growth & Income Fund
                                  Growth Fund

                      STATEMENT OF ADDITIONAL INFORMATION


                               January 31, 1997


     The Griffin Funds, Inc. ("The Griffin Funds") is a professionally managed, open-end investment company. This Statement of Additional Information contains information about each of The Griffin Funds' investment portfolios -- the Money Market Fund, the Tax-Free Money Market Fund (the "Money Market Funds"), the Short-Term Bond Fund, the U.S. Government Income Fund, the Municipal Bond Fund, the California Tax-Free Fund, the Bond Fund, the Growth & Income Fund and the Growth Fund (the "Non-Money Market Funds") (collectively, the "Funds") and relates to the single class of shares offered by the Money Market Funds and the two classes of shares offered by each Non-Money Market Fund -- Class A Shares and Class B Shares. This Statement of Additional Information is not a prospectus but should be read in conjunction with the Funds' current Prospectus, dated January 31, 1997, as supplemented from time to time. All terms used herein that are defined in the Prospectuses will have the meanings assigned in the Prospectuses. Please retain this Statement of Additional Information for future reference. To obtain additional copies of this Statement of Additional Information or of the Funds' Prospectuses, please call The Griffin Funds at 1-800-676-4450.


TABLE OF CONTENTS                                                           PAGE

General Information.....................................................     3
Investment Limitations..................................................     3
   Money Market Fund....................................................     3
   Tax-Free Money Market Fund...........................................     5
   Short-Term Bond Fund.................................................     7
   U.S. Government Income Fund..........................................     9
   Municipal Bond Fund..................................................     11
   California Tax-Free Fund.............................................     13

   Bond Fund............................................................     15
   Growth & Income Fund.................................................     17
   Growth Fund..........................................................     19
Additional Securities and Investment Practices Shared by Certain Funds..     21

Additional Securities and Investment Practices of Specific Funds........     30
Additional Securities and Investment Practices of the Tax-Free Money
  Market Fund Only......................................................     41
Additional Securities and Investment Practices of the Bond Fund Only....     46
Additional Securities and Investment Practices of the Growth & Income
  Fund Only.............................................................     46
Special Factors Affecting the California Tax-Free Fund..................     47
Portfolio Transactions and Brokerage....................................     50
Valuation of Portfolio Securities.......................................     52
Performance.............................................................     53
Additional Purchase and Redemption Information..........................     61
Distributions and Taxes.................................................     61
Service Providers.......................................................     67
Directors and Officers..................................................     68
Management Contracts....................................................     71
Distribution and Service Plans..........................................     75
Description of The Griffin Funds........................................     77
Appendix................................................................     80

Investment Adviser
------------------
Griffin Financial Investment Advisers ("Griffin Advisers")

Sub-Adviser to the Money Market Fund, the Tax-Free Money Market Fund, the U.S.
------------------------------------------------------------------------------
Government Income Fund, the Municipal Bond Fund and the California Tax-Free Fund
--------------------------------------------------------------------------------
Payden & Rygel Investment Counsel ("Payden & Rygel")

Sub-Adviser to the Short-Term Bond Fund and the Growth Fund
-----------------------------------------------------------
T. Rowe Price Associates, Inc. ("T. Rowe Price")

Sub-Adviser to the Bond Fund and the Growth & Income Fund
---------------------------------------------------------
The Boston Company Asset Management, Inc. ("TBCAM")

Distributor
-----------
Griffin Financial Services ("Griffin Financial")

Transfer Agent and Custodian
----------------------------
Investors Fiduciary Trust Company ("IFTC")

                              GENERAL INFORMATION

     The Griffin Funds was organized as a Maryland corporation on August 5, 1993. The Griffin Funds is an open-end management investment company currently consisting of nine series ("Funds"). As used herein, the "Adviser" or the "Advisers" shall mean Griffin Advisers, Payden & Rygel, T.Rowe Price and/or TBCAM as the context may require.

                            INVESTMENT LIMITATIONS

     The following policies and limitations supplement those set forth in the Prospectus. Unless otherwise noted, whenever an investment policy or limitation states a maximum percentage of a Fund's assets that may be invested in any security or other asset, or sets forth a policy regarding quality standards, such percentage limitation or standard shall be determined immediately after and as a result of the Fund's acquisition of such security or other asset. Accordingly, subsequent changes in values, net assets or other circumstances will not be considered when determining whether the investment complies with the Fund's investment policies and limitations.

     Each Fund's fundamental investment policies and limitations may not be changed without approval by a "majority of the outstanding voting securities" (as defined in the Investment Company Act of 1940 ("1940 Act")) of the Fund. However, except for investment limitations described as being fundamental, the investment policies and limitations described in this Statement of Additional Information are not fundamental and may be changed without shareholder approval.

                Investment Limitations of the Money Market Fund
                -----------------------------------------------

As a matter of fundamental policy, the Money Market Fund may not:

     1. purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) if, as a result thereof, more than 5% of its total assets would be invested in the securities of that issuer, except as permitted under Rule 2a-7;

     2. issue senior securities, except as permitted under the 1940 Act or applicable SEC rules, regulations or orders;

     3. borrow money, except that the Money Market Fund may borrow money for temporary or emergency purposes (not for leveraging or investment) or engage in reverse repurchase agreements in an amount not exceeding 10% of the value of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed 10% of the value of the Money Market Fund's total assets will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 10% limitation. The Money Market Fund will not make additional investments in securities while borrowings equal or exceed 5% of Fund assets;

     4. underwrite securities issued by others, except to the extent that disposition of securities purchased by the Money Market Fund in accordance with its investment objective, policies and restrictions, either directly from an issuer or from an underwriter for an issuer may be considered an underwriting within the meaning of the Securities Act of 1933;

     5. purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government, or any of its agencies or instrumentalities) if, as a result, more than 25% of the Money Market Fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry, except that it will invest more than 25% of its total assets in the financial services industry;

     6. purchase or sell real estate (including real estate limited partnerships), or securities issued by real estate investment trusts;

     7.    purchase or sell commodities, or commodity (futures) contracts;

     8. lend any security or make any other loan if, as a result, more than 33-1/3% of its total assets would be lent to other parties (but the Fund may purchase debt securities or enter into repurchase agreements without regard to this limitation);

     9. invest in oil, gas or other mineral exploration, lease or development programs; or

     10. invest in companies for the purpose of exercising control or management.

The following investment limitations are not fundamental, and may be changed without shareholder approval.

     (i) The Money Market Fund does not currently intend to purchase any security if, as a result, more than 10% of its total assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.

     (ii) The Money Market Fund does not currently intend to purchase warrants, valued at the lower of cost or market, in excess of 5% of the value of the Money Market Fund's total assets.

     (iii) The Money Market Fund does not currently intend to make short sales of securities.

     (iv) The Money Market Fund does not currently intend to purchase any securities on margin, except for such short-term credits as are necessary for the clearance of purchases and sales of securities.

     (v) The Money Market Fund does not currently intend to purchase the securities of any issuer (other than securities issued or guaranteed by domestic or foreign governments or political subdivisions thereof) if, as a result, more than 5% of its total assets would be invested in the securities of business enterprises that, including predecessors, have a record of less than three years of continuous operation.

     (vi) The Money Market Fund does not currently intend to purchase the securities of any issuer if those officers and directors of The Griffin Funds and those officers and directors of Griffin Advisers who, individually, own more than 1/2 of 1% of the securities of such issuer together own more than 5% of such issuer's securities.

           Investment Limitations of the Tax-Free Money Market Fund
           --------------------------------------------------------

As a matter of fundamental policy, the Tax-Free Money Market Fund may not:

     1. purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government, or any of its agencies or instrumentalities) if, as a result thereof, (a) more than 5% of its total assets would be invested in the securities of that issuer, or (b) the Tax-Free Money Market Fund would hold more than 10% of the outstanding voting securities of any issuer;

     2. issue senior securities, except as permitted under the 1940 Act or applicable SEC rules, regulations or orders;

     3. borrow money, except that the Tax-Free Money Market Fund may borrow money for temporary or emergency purposes (not for leveraging or investment) or engage in reverse repurchase agreements in an amount not exceeding 10% of the value of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed 10% of the value of the Tax-Free Money Market Fund's total assets will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 10% limitation. The Tax-Free Money Market Fund will not make additional investments in securities while borrowings equal or exceed 5% of Fund assets;

     4. underwrite securities issued by others, except to the extent that the purchase of municipal bonds in accordance with the Tax-Free Money Market Fund's investment objective, policies, and restrictions, either directly from the issuer, or from an underwriter for an issuer, may be considered an underwriting within the meaning of the Securities Act of 1933;

     5. purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, or tax-exempt obligations issued or guaranteed by a U.S. territory or possession or a state or local government, or a political subdivision of any of the foregoing) if, as a result, more than 25% of the Tax-Free Money Market Fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry;

     6. purchase or sell real estate (including real estate limited partnerships), but this shall not prevent the Tax-Free Money Market Fund from investing in municipal bonds or other obligations secured by real estate or interests therein;

     7.    purchase or sell commodities or commodity contracts;

     8. lend any security or make any other loan if, as a result, more than 33-1/3% of its total assets would be lent to other parties (but the Fund may purchase debt securities or enter into repurchase agreements without regard to this limitation); or

     9. invest in oil, gas or other mineral exploration, lease or development programs.

The following limitations are not fundamental, and may be changed without shareholder approval.

     (i) The Tax-Free Money Market Fund does not currently intend to purchase any security if, as a result, more than 10% of its total assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.

     (ii) The Tax-Free Money Market Fund does not currently intend to purchase warrants, valued at the lower of cost or market, in excess of 5% of the value of the Tax-Free Money Market Fund's total assets.

     (iii) The Tax-Free Money Market Fund does not currently intend to make short sales of securities.

     (iv) The Tax-Free Money Market Fund does not currently intend to purchase any securities on margin, except for such short-term credits as are necessary for the clearance of purchase and sales of securities.

     (v) The Tax-Free Money Market Fund does not currently intend to purchase the securities of any issuer (other than securities issued or guaranteed by domestic or foreign governments or political subdivisions thereof) if, as a result, more than 5% of its total assets would be invested in the securities of business enterprises that, including predecessors, have a record of less than three years of continuous operation.

     (vi) The Tax-Free Money Market Fund does not currently intend to purchase the securities of any issuer if those officers and directors of The Griffin Funds and those officers and directors of Griffin Advisers who individually own more than 1/2 of 1% of the securities of such issuer together own more than 5% of such issuer's securities.

     For purposes of the foregoing limitations, the Adviser identifies the issuer of a security depending on its terms and conditions. In identifying the issuer, the Adviser will consider the entity or entities responsible for payment of interest and repayment of principal and the source of such payments; the way in which assets and revenues of an issuing political subdivision are separated from those of other political entities; and whether a governmental body is guaranteeing the security.

              Investment Limitations of the Short-Term Bond Fund
              --------------------------------------------------

As a matter of fundamental policy, the Short-Term Bond Fund may not:

     1. purchase securities of any one issuer (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) if, immediately after such purchase, more than 5% of the value of the Short-Term Bond Fund's total assets would be invested in the securities of such issuer, or more than 10% of the issuer's outstanding voting securities would be owned by the Fund, except that up to 25% of the value of the Fund's total assets may be invested without regard to these limitations;

     2. purchase any securities which would cause 25% or more of the value of the Short-Term Bond Fund's total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that (a) there is no limitation with respect to U.S. Government Obligations and repurchase agreements secured by such obligations; (b) wholly owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents; and (c) utilities will be divided according to their services (for example, gas, gas transmission, electric and gas, electric and telephone will each be considered a separate industry);

     3. issue senior securities, except as permitted under the 1940 Act or applicable SEC rules, regulations or orders;

     4. borrow money, except that the Short-Term Bond Fund may borrow money for temporary or emergency purposes (not for leveraging or investment) or engage in reverse repurchase agreements in an amount not exceeding 33-1/3% of the value of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed 33-1/3% of the value of the Short-Term Bond Fund's total assets will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33-1/3% limitation;

     5. underwrite securities issued by others, except to the extent that disposition of securities purchased by the Short-Term Bond Fund in accordance with its investment objective, policies and restrictions, either directly from an issuer or from an underwriter for an issuer, may be considered an underwriting within the meaning of the Securities Act of 1933;

     6. purchase or sell real estate, including real estate limited partnerships, (but this shall not prevent the Short-Term Bond Fund from investing in marketable securities backed by real estate mortgages or issued by companies such as real estate investment trusts which deal in real estate or interests therein);

     7. purchase or sell physical commodities unless acquired as a result of ownership of securities of other instruments (but this shall not prevent the Short-Term Bond Fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities);

     8. lend any security or make any other loan if, as a result, more than 33-1/3% of its total assets would be lent to other parties (but this limitation does not apply to purchases of debt securities or to repurchase agreements);

     9. invest in oil, gas, or other mineral exploration, leasing or development programs or leases; or

     10. lend any portfolio security unless collateral values are continuously maintained at not less than 100% by marking to market daily.

The following investment limitations are not fundamental, and may be changed without shareholder approval.

     (i) The Short-Term Bond Fund does not currently intend to make short sales of securities; provided, however, that the Short-Term Bond Fund may purchase or sell futures contracts and may make initial and variation margin payments in connection with purchases and sales of futures contracts or of options on futures contracts.

     (ii) The Short-Term Bond Fund does not currently intend to purchase warrants, valued at the lower of cost or market, in excess of 5% of the value of the Short-Term Bond Fund's total assets, or warrants which are not listed on the New York Stock Exchange ("NYSE") or American Stock Exchange ("ASE") in excess of 2% of the value of the Short-Term Bond Fund's net assets.

     (iii) The Short-Term Bond Fund does not currently intend to purchase securities on margin, except that it may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.

     (iv) The Short-Term Bond Fund may borrow money only (a) from a bank or from a registered investment company or (b) by engaging in reverse repurchase agreements with any party. The Short-Term Bond Fund will not purchase any security while borrowings representing more than 5% of its total assets are outstanding.

     (v) The Short-Term Bond Fund does not currently intend to purchase any security if, as a result, more than 15% of its total assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale, or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.

     (vi) The Short-Term Bond Fund does not currently intend to purchase the securities of any issuer (other than securities issued or guaranteed by domestic or foreign governments or political subdivisions thereof, securities of pooled investment vehicles and mortgage or asset-backed securities) if, as a result, more than 5% of its total assets would be invested in the securities of business enterprises that, including predecessors, have a record of less than three years of continuous operation.

     (vii) The Short-Term Bond Fund does not currently intend to purchase or retain the securities of any issuer other than the Short-Term Bond Fund, if, to its knowledge, those directors and officers of The Griffin Funds or of Griffin Advisers who individually own beneficially more than 1/2 of 1% of such issuer, together own beneficially more than 5% of such outstanding securities.

           Investment Limitations of the U.S. Government Income Fund
           ---------------------------------------------------------

As a matter of fundamental policy, the U.S. Government Income Fund may not:

     1. purchase securities of any one issuer (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) if, immediately after such purchase, more than 5% of the value of the U.S. Government Income Fund's total assets would be invested in the securities of such issuer, or more than 10% of the issuer's outstanding voting securities would be owned by the Fund, except that up to 25% of the value of the Fund's total assets may be invested without regard to these limitations;

     2. purchase any securities which would cause 25% or more of the value of the U.S. Government Income Fund's total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that (a) there is no limitation with respect to U.S. Government Obligations and repurchase agreements secured by such obligations; (b) wholly owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents; and (c) utilities will be divided according to their services (for example, gas, gas transmission, electric and gas, electric and telephone will each be considered a separate industry);

     3. issue senior securities, except as permitted under the 1940 Act or applicable SEC rules, regulations or orders;

     4. borrow money, except that the U.S. Government Income Fund may borrow money for temporary or emergency purposes (not for leveraging or investment) or engage in reverse repurchase agreements in an amount not exceeding 33-1/3% of the value of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed 33-1/3% of the value of the U.S. Government Income Fund's total assets will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33-1/3% limitation;

     5. underwrite securities issued by others, except to the extent that disposition of securities purchased by the U.S. Government Income Fund in accordance with its investment objective, policies and restrictions, either directly from an issuer or from an underwriter for an issuer, may be considered an underwriting within the meaning of the Securities Act of 1933;

     6. purchase or sell real estate (including real estate limited partnerships), but this shall not prevent the U.S. Government Income Fund from investing in marketable securities backed by real estate mortgages or issued by companies such as real estate investment trusts which deal in real estate or interests therein;

     7. purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the U.S. Government Income Fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities);

     8. invest in oil, gas or other mineral exploration, leasing or development programs; or

     9. invest in companies for the purpose of exercising control or management.

The following investment limitations are not fundamental, and may be changed without shareholder approval.

     (i) The U.S. Government Income Fund may borrow money only (a) from a bank or from a registered investment company or (b) by engaging in reverse repurchase agreements with any party. The U.S. Government Income Fund will not purchase any security while borrowings representing more than 5% of its total assets are outstanding.

     (ii) The U.S. Government Income Fund does not currently intend to purchase warrants, valued at the lower of cost or market, in excess of 5% of the value of the U.S. Government Income Fund's total assets.

     (iii) The U.S. Government Income Fund does not currently intend to make short sales of securities; provided, however, that it may purchase or sell futures contracts and may make initial and variation margin payments in connection with purchases or sales of futures contracts or of options on futures contracts and may make initial and variation margin payments in connection with purchases or sales of futures contracts or of options on futures contracts.

     (iv) The U.S. Government Income Fund does not currently intend to purchase any securities on margin, except for such short-term credits as are necessary for the clearance of purchases and sales of securities; provided, however, that it may purchase or sell futures contracts and may make initial and variation margin payments in connection with purchases or sales of futures contracts or of options on futures contracts.

     (v) The U.S. Government Income Fund does not currently intend to purchase the securities of any issuer (other than securities issued or guaranteed by domestic or foreign governments or political subdivisions thereof) if, as a result, more than 5% of its total assets would be invested in the securities of business enterprises that, including predecessors, have a record of less than three years of continuous operation.

     (vi) The U.S. Government Income Fund does not currently intend to purchase the securities of any issuer if those officers and directors of The Griffin Funds and those officers and directors of Griffin Advisers who individually own more than 1/2 of 1% of the securities of such issuer together own more than 5% of such issuer's securities.

     (vii) The U.S. Government Income Fund does not currently intend to purchase any security if, as a result, more than 15% of its total assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.

               Investment Limitations of the Municipal Bond Fund
               -------------------------------------------------

As a matter of fundamental investment policy, the Municipal Bond Fund may not:

     1. purchase securities of any one issuer (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) if, immediately after such purchase, more than 5% of the value of the Municipal Bond Fund's total assets would be invested in the securities of such issuer, or more than 10% of the issuer's outstanding voting securities would be owned by the Fund, except that up to 25% of the value of the Fund's total assets may be invested without regard to these limitations;

     2. purchase any securities which would cause 25% or more of the value of the Municipal Bond Fund's total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that (a) there is no limitation with respect to U.S. Government Obligations and repurchase agreements secured by such obligations; (b) there is no limitation with respect to municipal obligations (for purposes of this limitation, Industrial Development Revenue bonds that are backed only by the assets and revenues of a non-governmental user shall not be deemed to be municipal obligations); (c) wholly owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents; and (d) utilities will be divided according to their services (for example, gas, gas transmission, electric and gas, electric and telephone will each be considered a separate industry);

     3. issue senior securities, except as permitted under the 1940 Act or applicable SEC rules, regulations or orders;

     4. borrow money, except that the Municipal Bond Fund may borrow money for temporary or emergency purposes (not for leveraging or investment) or engage in reverse repurchase agreements in an amount not exceeding 33-1/3% of the value of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed 33-1/3% of the value of the Municipal Bond Fund's total assets will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33-1/3% limitation;

     5. underwrite securities issued by others, except to the extent that the disposition of securities purchased by the Municipal Bond Fund in accordance with its investment objective, policies, and restrictions, either directly from the issuer, or from an underwriter for an issuer, may be considered an underwriting within the meaning of the Securities Act of 1933;

     6. purchase or sell real estate (including real estate limited partnerships), but this shall not prevent the Municipal Bond Fund from investing in municipal bonds or other obligations secured by real estate or interests therein;

     7. purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Municipal Bond Fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities);

     8. lend any security or make any other loan if, as a result, more than 33-1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements;

     9. invest in oil, gas, or other mineral exploration, leasing or development programs; or

     10. invest in companies for the purpose of exercising control or management.

The following investment limitations are not fundamental and may be changed without shareholder approval.

     (i) The Municipal Bond Fund does not currently intend to purchase the securities of any issuer, if, to its knowledge, those directors and officers of The Griffin Funds or of Griffin Advisers who individually own beneficially more than 1/2 of 1% of the outstanding securities of such issuer, together own beneficially more than 5% of such outstanding securities.

     (ii) The Municipal Bond Fund does not currently intend to purchase warrants, valued at the lower of cost or market, in excess of 5% of the value of the Municipal Bond Fund's total assets.

     (iii) The Municipal Bond Fund does not currently intend to make short sales of securities; provided however that the Municipal Bond Fund may purchase or sell futures contracts and may make initial and variation margin payments in connection with purchases or sales of futures contracts or of options on futures contracts.

     (iv) The Municipal Bond Fund does not currently intend to purchase any securities on margin, except for such short-term credits as are necessary for the clearance of purchase and sales of securities; provided however that the Municipal Bond Fund may make initial and variation margin payments in connection with purchases or sales of futures contracts or of options on futures contracts.

     (v) The Municipal Bond Fund may borrow money only (a) from a bank or from a registered investment company or (b) by engaging in reverse repurchase agreements with any party. The Municipal Bond Fund will not purchase any security while borrowings representing more than 5% of its total assets are outstanding.

     (vi) The Municipal Bond Fund does not currently intend to purchase the securities of any issuer (other than securities issued or guaranteed by domestic or foreign governments or political subdivisions thereof) if, as a result, more than 5% of its total assets would be invested in the securities of business enterprises that, including predecessors, have a record of less than three years of continuous operation.

     (vii) The Municipal Bond Fund does not currently intend to purchase any security if, as a result, more than 15% of its total assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.

     For purposes of the foregoing limitations, the Adviser identifies the issuer of a security depending on its terms and conditions. In identifying the issuer, the Adviser will consider the entity or entities responsible for payment of interest and repayment of principal and the source of such payments; the way in which assets and revenues of an issuing political subdivision are separated from those of other political entities; and whether a governmental body is guaranteeing the security.

            Investment Limitations of the California Tax-Free Fund
            ------------------------------------------------------

As a matter of fundamental policy, the California Tax-Free Fund may not:

     1. issue senior securities, except as permitted under the 1940 Act or applicable SEC rules, regulations or orders;

     2. borrow money, except that the California Tax-Free Fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not to exceed 33-1/3% of the value of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed 33-1/3% of the fund's total assets by reason of a decline in net assets will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33-1/3% limitation;

     3. underwrite any issue of securities, except to the extent that the disposition of securities purchased by the California Tax-Free Fund in accordance with its investment objective, policies, and limitations, either directly from the issuer, or from an underwriter for an issuer, may be deemed to be underwriting;

     4. purchase any securities which would cause 25% or more of the value of the California Tax-Free Fund's total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that (a) there is no limitation with respect to U.S. Government Obligations and repurchase agreements secured by such obligations; (b) there is no limitation with respect to municipal obligations (for purposes of this limitation, private activity bonds that are backed only by the assets and revenues of a non-governmental user shall not be deemed to be municipal obligations); (c) wholly owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents; and (d) utilities will be divided according to their services, for example, gas, gas transmission, electric and gas, electric and telephone will each be considered a separate industry;

     5. purchase or sell real estate (including real estate limited partnerships), but this shall not prevent the California Tax-Free Fund from investing in municipal bonds or other obligations secured by real estate or interests therein;

     6. purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the California Tax-Free Fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities);

     7. lend any security or make any other loan if, as a result, more than 33-1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements;

     8. invest in oil, gas or other mineral exploration, leasing or development programs;

     9. invest in companies for the purpose of exercising control or management.

The following investment limitations are not fundamental and may be changed without shareholder approval.

     (i) To meet federal tax requirements for qualification as a "regulated investment company," the California Tax-Free Fund limits its investments so that at the close of each quarter of its taxable year: (a) with regard to at least 50% of total assets, no more than 5% of total assets are invested in the securities of a single issuer, and (b) no more than 25% of total assets are invested in the securities of a single issuer. Limitations (a) and (b) do not apply to "Government securities" as defined for federal tax purposes.

     (ii) The California Tax-Free Fund does not currently intend to purchase a security if, as a result, more than 5% of its total assets would be invested in industrial revenue bonds where payment of principal and interest are the responsibility of a company with less than three years' operating history.

     (iii) The California Tax-Free Fund does not currently intend to purchase warrants, valued at the lower of cost or market, in excess of 5% of the value of the California Tax-Free Fund's total assets.

     (iv) The California Tax-Free Fund does not currently intend to make short sales of securities; provided, however, that the California Tax-Free Fund may purchase and sell futures contracts, and may make initial and variation margin payments in connection with purchases or sales of futures contracts or of options on futures contracts.

     (v) The California Tax-Free Fund does not currently intend to purchase any securities on margin; provided, however, that the California Tax-Free Fund may make initial and variation margin payments in connection with purchases and sales of futures contracts or options on futures contracts.

     (vi) The California Tax-Free Fund may borrow money only (a) from a bank or from a registered investment company or (b) by engaging in reverse repurchase agreement with any party. The California Tax-Free Fund will not purchase any security while borrowings representing more than 5% of its total assets are outstanding.

     (vii) The California Tax-Free Fund does not currently intend to purchase the securities of any issuer, if, to its knowledge, those directors and officers of The Griffin Funds or of Griffin Advisers who individually own beneficially more than 1/2 of 1% of such issuer, together own beneficially more than 5% of such outstanding securities.

     For purposes of the foregoing limitations, the Adviser identifies the issuer of a security depending on its terms and conditions. In identifying the issuer, the Adviser will consider the entity or entities responsible for payment of interest and repayment of principal and the source of such payments, the way in which assets and revenues of an issuing political subdivision are separated from those of other political entities, and whether a governmental body is guaranteeing the security.

                    Investment Limitations of the Bond Fund
                    ---------------------------------------

As a matter of fundamental policy, the Bond Fund may not:

     1. purchase securities of any one issuer (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) if, immediately after such purchase, more than 5% of the value of the Bond Fund's total assets would be invested in the securities of such issuer, or more than 10% of the issuer's outstanding voting securities would be owned by the Fund, except that up to 25% of the value of the Fund's total assets may be invested without regard to these limitations;

     2. purchase any securities which would cause 25% or more of the value of the Bond Fund's total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that (a) there is no limitation with respect to U.S. Government Obligations and repurchase agreements secured by such obligations; (b) wholly owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents; and (c) utilities will be divided according to their services (for example, gas, gas transmission, electric and gas, electric and telephone will each be considered a separate industry);

     3. issue senior securities, except as permitted under the 1940 Act or applicable SEC rules, regulations or orders;

     4. borrow money, except that the Bond Fund may borrow money for temporary or emergency purposes (not for leveraging or investment) or engage in reverse repurchase agreements in an amount not exceeding 33-1/3% of the value of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed 33-1/3% of the value of the Bond Fund's total assets will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33-1/3% limitation;

     5. underwrite securities issued by others, except to the extent that disposition of securities purchased by the Bond Fund in accordance with its investment objective, policies and restrictions, either directly from an issuer or from an underwriter for an issuer, may be considered an underwriting within the meaning of the Securities Act of 1933;

     6. purchase or sell real estate, including real estate limited partnerships, (but this shall not prevent the Bond Fund from investing in marketable securities backed by real estate mortgages or issued by companies such as real estate investment trusts which deal in real estate or interests therein);

     7. purchase or sell physical commodities unless acquired as a result of ownership of securities of other instruments (but this shall not prevent the Bond Fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities);

     8. lend any security or make any other loan if, as a result, more than 33-1/3% of its total assets would be lent to other parties (but this limitation does not apply to purchases of debt securities or to repurchase agreements); or

     9. invest in oil, gas, or other mineral exploration, leasing or development programs or leases.

The following investment limitations are not fundamental, and may be changed without shareholder approval.

     (i) The Bond Fund does not currently intend to make short sales of securities; provided, however, that the Bond Fund may purchase or sell futures contracts and may make initial and variation margin payments in connection with purchases and sales of futures contracts or of options on futures contracts.

     (ii) The Bond Fund does not currently intend to purchase warrants, valued at the lower of cost or market, in excess of 5% of the value of the Bond Fund's total assets.

     (iii) The Bond Fund does not currently intend to purchase securities on margin, except that it may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.

     (iv) The Bond Fund may borrow money only (a) from a bank or from a registered investment company or (b) by engaging in reverse repurchase agreements with any party. The Bond Fund will not purchase any security while borrowings representing more than 5% of its total assets are outstanding.

     (v) The Bond Fund does not currently intend to purchase any security if, as a result, more than 15% of its total assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale, or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.

     (vi) The Bond Fund does not currently intend to purchase the securities of any issuer (other than securities issued or guaranteed by domestic or foreign governments or political subdivisions thereof) if, as a result, more than 5% of its total assets would be invested in the securities of business enterprises that, including predecessors, have a record of less than three years of continuous operation.

     (vii) The Bond Fund does not currently intend to purchase or retain the securities of any issuer other than the Bond Fund, if, to its knowledge, those directors and officers of The Griffin Funds or of Griffin Advisers who individually own beneficially more than 1/2 of 1% of such issuer, together own beneficially more than 5% of such outstanding securities.

               Investment Limitations of the Growth & Income Fund
               --------------------------------------------------

As a matter of fundamental policy, the Growth & Income Fund may not:

     1. purchase securities of any one issuer (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) if, immediately after such purchase, more than 5% of the value of the Fund's total assets would be invested in the securities of such issuer, or more than 10% of the issuer's outstanding voting securities would be owned by the Fund, except that up to 25% of the value of the Fund's total assets may be invested without regard to these limitations;

     2. purchase any securities which would cause 25% or more of the value of the Fund's total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that (a) there is no limitation with respect to U.S. Government obligations and repurchase agreements secured by such obligations;
(b) wholly owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents; and (c) utilities will be divided according to their services (for example, gas, gas transmission, electric and gas, electric and telephone will each be considered a separate industry);

     3. issue senior securities except as permitted under the 1940 Act or applicable Securities and Exchange Commission ("SEC") rules, regulations or orders;

     4. borrow money, except that the Fund may borrow money for temporary or emergency purposes (not for leveraging or investment) or engage in reverse repurchase agreements in an amount not exceeding 33-1/3% of the value of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed 33-1/3% of the value of the Fund's total assets will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33-1/3% limitation;

     5. underwrite securities issued by others, except to the extent that disposition of securities purchased by the Fund in accordance with its investment objective, policies and restrictions, either directly from an issuer or from an underwriter for an issuer may be considered an underwriting within the meaning of the Securities Act of 1933;

     6. purchase or sell real estate (including real estate limited partnerships), but this shall not prevent the Fund from investing in marketable securities backed by real estate mortgages or issued by companies such as real estate investment trusts which deal in real estate or interests therein;

     7. lend any security or make any other loan if, as a result, more than 33-1/3% of its total assets would be lent to other parties (but this limitation does not apply to purchases of debt securities or to repurchase agreements);

     8. invest in oil, gas or other mineral exploration, leasing or development programs; or

     9. invest in companies for the purpose of exercising control or management.

The following investment limitations are not fundamental, and may be changed without shareholder approval.

     (i) The Fund may borrow money only (a) from a bank or from a registered investment company, or (b) by engaging in reverse repurchase agreements with any party. The Fund will not purchase any security while borrowings representing more than 5% of its total assets are outstanding.

     (ii) The Fund does not currently intend to purchase warrants, valued at the lower of cost or market, in excess of 5% of the value of the Fund's total assets.

     (iii) The Fund does not currently intend to make short sales of securities; provided, however, that the Fund may purchase or sell futures contracts and may make initial and variation margin payments in connection with purchases or sales of futures contracts or of options on futures contracts.

     (iv) The Fund does not currently intend to purchase any securities on margin, except for such short-term credits as are necessary for the clearance of purchases and sales of securities; provided, however that this limitation shall not limit the Fund's ability to purchase or sell futures contracts.

     (v) The Fund does not currently intend to purchase any security if, as a result, more than 15% of its total assets would be invested in securities that are deemed to be illiquid because they cannot be sold or disposed of in the ordinary course of business within seven days at approximately the prices at which they are valued.

     (vi) The Fund does not currently intend to purchase the securities of any issuer (other than securities issued or guaranteed by domestic or foreign governments or political subdivisions thereof) if, as a result, more than 5% of its total assets would be invested in the securities of business enterprises that, including predecessors, have a record of less than three years of continuous operation.

     (vii) The Fund does not currently intend to purchase the securities of any issuer if those officers and directors of The Griffin Funds and those officers and directors of Griffin Advisers, who individually, own more than one half of 1% of the securities of such issuer, together own more than 5% of such issuer's securities.

                   Investment Limitations of the Growth Fund
                   -----------------------------------------

As a matter of fundamental policy, the Growth Fund may not:

     1. purchase securities of any one issuer (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) if, immediately after such purchase, more than 5% of the value of the Fund's total assets would be invested in the securities of such issuer, or more than 10% of the issuer's outstanding voting securities would be owned by the Fund, except that up to 25% of the value of the Fund's total assets may be invested without regard to these limitations;

     2. purchase any securities which would cause 25% or more of the value of the Fund's total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that (a) there is no limitation with respect to U.S. Government obligations and repurchase agreements secured by such obligations;
(b) wholly owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents; and (c) utilities will be divided according to their services (for example, gas, gas transmission, electric and gas, electric and telephone will each be considered a separate industry);

     3. issue senior securities except as permitted under the 1940 Act or applicable Securities and Exchange Commission ("SEC") rules, regulations or orders;

     4. borrow money, except that the Fund may borrow money for temporary or emergency purposes (not for leveraging or investment) or engage in reverse repurchase agreements in an amount not exceeding 33-1/3% of the value of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed 33-1/3% of the value of the Fund's total assets will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33-1/3% limitation;

     5. underwrite securities issued by others, except to the extent that disposition of securities purchased by the Fund in accordance with its investment objective, policies and restrictions, either directly from an issuer or from an underwriter for an issuer may be considered an underwriting within the meaning of the Securities Act of 1933;

     6. purchase or sell real estate (including real estate limited partnerships), but this shall not prevent the Fund from investing in marketable securities backed by real estate mortgages or issued by companies such as real estate investment trusts which deal in real estate or interests therein;

     7. lend any security or make any other loan if, as a result, more than 33-1/3% of its total assets would be lent to other parties (but this limitation does not apply to purchases of debt securities or to repurchase agreements);

     8. invest in oil, gas or other mineral exploration, leasing or development programs;

     9. invest in companies for the purpose of exercising control or management; or

     10. lend any portfolio security unless collateral values are continuously maintained at not less than 100% by marking to market daily.

The following investment limitations are not fundamental, and may be changed without shareholder approval.

     (i) The Growth Fund may borrow money only (a) from a bank or from a registered investment company, or (b) by engaging in reverse repurchase agreements with any party. The Growth Fund will not purchase any security while borrowings representing more than 5% of its total assets are outstanding.

     (ii) The Growth Fund does not currently intend to purchase warrants, valued at the lower of cost or market, in excess of 5% of the value of the Growth Fund's total assets, or warrants which are not listed on the NYSE or ASE in excess of 2% of the value of the Growth Fund's net assets.

     (iii) The Growth Fund does not currently intend to make short sales of securities; provided, however, that the Growth Fund may purchase or sell futures contracts and may make initial and variation margin payments in connection with purchases or sales of futures contracts or of options on futures contracts.

     (iv) The Growth Fund does not currently intend to purchase any securities on margin, except for such short-term credits as are necessary for the clearance of purchases and sales of securities; provided, however that this limitation shall not limit the Growth Fund's ability to purchase or sell futures contracts.

     (v) The Growth Fund does not currently intend to purchase any security if, as a result, more than 15% of its total assets would be invested in securities that are deemed to be illiquid because they cannot be sold or disposed of in the ordinary course of business within seven days at approximately the prices at which they are valued.

     (vi) The Growth Fund does not currently intend to purchase the securities of any issuer (other than securities issued or guaranteed by domestic or foreign governments or political subdivisions thereof, securities of pooled investment vehicles and mortgage or asset-backed securities) if, as a result, more than 5% of its total assets would be invested in the securities of business enterprises that, including predecessors, have a record of less than three years of continuous operation.

     (vii) The Growth Fund does not currently intend to purchase the securities of any issuer if those officers and directors of The Griffin Funds and those officers and directors of Griffin Advisers, who individually, own more than one half of 1% of the securities of such issuer, together own more than 5% of such issuer's securities.

     Additional Securities and Investment Practices Shared by Certain Funds
     ----------------------------------------------------------------------

          Asset-Backed Securities.

         In General.  Asset-backed securities arise through the grouping by
         ----------
governmental, government-related, and private organizations of loans, receivables, or other assets originated by various lenders. Asset-backed securities consist of both mortgage-and non-mortgage backed securities. Interests in pools of these assets may differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal paid at maturity or specified call dates. Conversely, asset-backed securities provide periodic payments which may consist of both interest and principal payments.

         The life of an asset-backed security varies depending upon rate of the prepayment of the underlying debt instruments. The rate of such prepayments will be a function of current market interest rates and other economic and demographic factors. For example, falling interest rates generally result in an increase in the rate of prepayments of mortgage loans while rising interest rates generally decrease the rate of prepayments. An acceleration in prepayments in response to sharply falling interest rates will shorten the security's average maturity and limit the potential appreciation in the security's value relative to a conventional debt security. Consequently, asset-backed securities may not be as effective in locking in high, long-term yields. Conversely, in periods of sharply rising rates, prepayments are generally slow, increasing the security's average life and its potential for price depreciation.

         Mortgage-Backed Securities.  Mortgage-backed securities represent an
         --------------------------
ownership interest in a pool of mortgage loans.

         Mortgage pass-through securities may represent participation interests in pools of residential mortgage loans originated by U.S. governmental or private lenders and guaranteed, to the extent provided in such securities, by the U.S. Government or one of its agencies, authorities or instrumentalities. Such securities, which are ownership interests in the underlying mortgage loans, differ from conventional debt securities, which provide for periodic payment of interest in fixed amounts (usually semi-annually) and principal payments at maturity or on specified call dates. Mortgage pass-through securities provide for monthly payments that are a "pass-through" of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees paid to the guarantor of such securities and the servicer of the underlying mortgage loans.

         The guaranteed mortgage pass-through securities in which a Fund may invest may include those issued or guaranteed by Government National Mortgage Association ("GNMA"), by Federal National Mortgage Association ("FNMA") and Federal Home Loan Mortgage Corporation ("FHLMC"). Such Certificates are mortgage-backed securities which represent a partial ownership interest in a pool of mortgage loans issued by lenders such as mortgage bankers, commercial banks and savings and loan associations. Such mortgage loans may have fixed or adjustable rates of interest.

         The average life of a mortgage-backed security is likely to be substantially less than the original maturity of the mortgage pools underlying the securities. Prepayments of principal by mortgagors and mortgage foreclosures will usually result in the return of the greater part of principal invested far in advance of the maturity of the mortgages in the pool.

         The yield which will be earned on mortgage-backed securities may vary from their coupon rates for the following reasons: (i) Certificates may be issued at a premium or discount, rather than at par; (ii) Certificates may trade in the secondary market at a premium or discount after issuance; (iii) interest is earned and compounded monthly which has the effect of raising the effective yield earned on the Certificates; and (iv) the actual yield of each Certificate is affected by the prepayment of mortgages included in the mortgage pool underlying the Certificates and the rate at which principal so prepaid is reinvested. In addition, prepayment of mortgages included in the mortgage pool underlying a GNMA Certificate purchased at a premium may result in a loss to the Fund.

         Mortgage-backed securities issued by private issuers, whether or not such obligations are subject to guarantees by the private issuer, may entail greater risk than obligations directly or indirectly guaranteed by the U.S. Government.

         Collateralized mortgage obligations or "CMOs" are debt obligations collateralized by mortgage loans or mortgage pass-through securities (collateral collectively hereinafter referred to as "Mortgage Assets"). Multi-class pass-through securities are interests in a trust composed of Mortgage Assets and all references herein to CMOs will include multi-class pass-through securities. Payments of principal of and interest on the Mortgage Assets, and any reinvestment income thereon, provide the funds to pay debt service on the CMOs or make scheduled distribution on the multi-class pass-through securities.

         Moreover, principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates, resulting in a loss of all or part of the premium if any has been paid. Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semiannual basis.

     The principal and interest payments on the Mortgage Assets may be allocated among the various classes of CMOs in several ways. Typically, payments of principal, including any prepayments, on the underlying mortgages are applied to the classes in the order of their respective stated maturities or final distribution dates, so that no payment of principal is made on CMOs of a class until all CMOs of other classes having earlier stated maturities or final distribution dates have been paid in full.

     Stripped mortgage-backed securities ("SMBS") are derivative multi-class mortgage securities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions from a pool of mortgage assets.

     A common type of SMBS will be structured so that one class receives some of the interest and most of the principal from the mortgage assets, while the other class receives most of the interest and the remainder of the principal. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Fund may fail to fully recoup its initial investment in these securities. The market value of any class which consists primarily or entirely of principal payments generally is unusually volatile in response to changes in interest rates.

     The average life of mortgage-backed securities varies with the maturities of the underlying mortgage instruments. The average life is likely to be substantially less than the original maturity of the mortgage pools underlying the securities as the result of mortgage prepayments, mortgage refinancings, or foreclosures. The rate of mortgage prepayments, and hence the average life of the certificates, will be a function of the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions. Such prepayments are passed through to the registered holder with the regular monthly payments of principal and interest and have the effect of reducing future payments.

     Non-Mortgage Asset-Backed Securities.  Non-mortgage asset-backed securities
     ------------------------------------
include interests in pools of receivables, such as motor vehicle installment purchase obligations and credit card receivables. Such securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in the underlying pools of assets. Such securities also may be debt instruments, which are also known as collateralized obligations and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Such securities also may include instruments issued by certain trusts, partnerships or other special purpose issuers, including pass-through certificates representing participations in, or debt instruments backed by, the securities and other assets owned by such issuers.

     Non-mortgage-backed securities are not issued or guaranteed by the U.S. Government or its agencies or instrumentalities; however, the payment of principal and interest on such obligations may be guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution (such as a bank or insurance company) unaffiliated with the issuers of such securities.

     The purchase of non-mortgage-backed securities raises considerations peculiar to the financing of the instruments underlying such securities. For example, most organizations that issue asset-backed securities relating to motor vehicle installment purchase obligations perfect their interests in their respective obligations only by filing a financing statement and by having the servicer of the obligations, which is usually the originator, take custody thereof. In such circumstances, if the servicer were to sell the same obligations to another party, in violation of its duty not to do so, there is a risk that such party could acquire an interest in the obligations superior to that of the holders of the asset-backed securities. Also, although most such obligations grant a security interest in the motor vehicle being financed, in most states the security interest in a motor vehicle must be noted on the certificate of title to perfect such security interest against competing claims of other parties. Due to the larger number of vehicles involved, however, the certificate of title to each vehicle financed, pursuant to the obligations underlying the asset-backed securities, usually is not amended to reflect the assignment of the seller's security interest for the benefit of the holders of the asset-backed securities. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on those securities. In addition, various state and Federal laws give the motor vehicle owner the right to assert against the holder of the owner's obligation certain defenses such owner would have against the seller of the motor vehicle. The assertion of such defenses could reduce payments on the related asset-backed securities. Insofar as credit card receivables are concerned, credit card holders are entitled to the protection of a number of state and Federal consumer credit laws, many of which give such holders the right to set off certain amounts against balances owed on the credit card, thereby reducing the amounts paid on such receivables.

         The development of non-mortgage backed securities is at an early stage compared to mortgage-backed securities. While the market for asset-backed securities is becoming increasingly liquid, the market for mortgage-backed securities issued by certain private organizations and non-mortgage-backed securities is not as well developed.

     Convertible Bonds. The Short-Term Bond Fund, the Bond Fund and the Growth Fund may invest in Convertible Bonds which are fixed-income debt securities which may be converted at a stated price within a specified period of time into a certain quantity of the common stock of the same issuer. Convertible securities, while usually subordinate to similar non-convertible securities, are senior to common stocks in an issuer's capital structure. Convertible securities offer flexibility by providing the investor with a steady income stream (generally yielding a lower amount than similar non-convertible securities and a higher amount than common stocks) as well as the opportunity to take advantage of increases in the price of the issuer's common stock through the conversion feature. Fluctuations in the convertible security's price can reflect changes in the market value of the common stock or changes in market interest rates. At most, 5% of the Bond Fund's net assets will be invested in convertible securities that are either rated in one of the four highest rating categories by a Nationally Recognized Statistical Rating Organization ("NRSRO"), or are unrated securities determined by the Adviser, under the direction of the Board of Directors, to be of comparable quality.

     Delayed Delivery Transactions. Each of the Funds may buy and sell securities on a delayed delivery or when-issued basis without limitation. These transactions involve a commitment by a Fund to purchase or sell specific securities at a predetermined price and/or yield, with payment and delivery taking place after the customary settlement period for that type of security (and more than seven days in the future). Typically, no interest accrues to the purchaser until the security is delivered.

     When purchasing securities on a delayed delivery basis, a Fund assumes the rights and risks of ownership, including the risk of price and yield fluctuations. Because a Fund is not required to pay for securities until the delivery date, these risks are in addition to the risks associated with a Fund's other investments. If a Fund remains substantially fully invested at a time when delayed delivery purchases are outstanding, the delayed delivery purchases may result in a form of leverage. When delayed delivery purchases are outstanding, a Fund will set aside cash or other liquid high quality assets in a segregated custodial account to cover its purchase obligations. When a Fund has sold a security on a delayed delivery basis, the Fund does not participate in further gains or losses with respect to the security. If the other party to a delayed delivery transaction fails to deliver or pay for the securities, a Fund could miss a favorable price or yield opportunity, or could suffer a loss.

     Each of the Funds may renegotiate delayed delivery transactions after they are entered into, and may sell underlying securities before they are delivered, which may result in capital gains or losses.

     A Fund may purchase securities on a "when-issued" basis and may purchase or sell securities on a "forward commitment" basis. When such transactions are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. Normally, the settlement date occurs within two months after the transaction, but delayed settlements beyond two months may be negotiated. During the period between a commitment and settlement, no payment is made for the securities purchased by the purchaser and, thus, no interest accrues to the purchaser from the transaction. If a Fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition or dispose of its right to deliver or receive against a forward commitment, it can incur a gain or loss. The use of when-issued transactions and forward commitments enables a Fund to hedge against anticipated changes in interest rates and prices. A Fund also may enter into such transactions to generate income. In such instances, a Fund agrees to resell its purchase commitment to a third-party seller at the current market price on the date of sale and concurrently enters into another purchase commitment for such securities at a later date. As an inducement for a Fund to "roll over" its purchase commitment, the Fund receives a negotiated fee. The purchase of securities with a settlement date occurring on the Pacific Securities Association approved settlement date is considered a normal delivery and not a "when-issued" or "forward commitment" purchase.


     Foreign Index Linked Instruments. The U.S. Government Income Fund and the Bond Fund may invest up to 10% of their total assets in Foreign Index Linked Instruments. Foreign Index Linked Instruments are fixed income securities which are issued by U.S. issuers (including U.S. subsidiaries of foreign issuers) and are denominated in U.S. dollars but return principal and/or pay interest to investors in amounts which are linked to the level of a particular foreign index. A foreign index may be based upon the exchange rate of a particular currency or currencies or the differential between two currencies, or the level of interest rates in a particular country or countries or the differential in interest rates between particular countries. In the case of Foreign Index Linked Instruments linking the principal component to a foreign index, the amount of principal payable by the issuer at maturity will increase or decrease in response to changes in the level of the foreign index during the term of the Foreign Index Linked Instrument. In the case of Foreign Index Linked Instruments linking the interest component to a foreign index, the amount of interest payable will adjust periodically in response to changes in the level of the foreign index during the term of the Foreign Index Linked Instrument. Foreign Index Linked Instruments may be issued by a U.S. governmental agency or instrumentality or by a private issuer.

     Generally, the Foreign Index Linked Instruments which have been issued to date have been debt instruments closely resembling corporate debt securities, U.S. Government Obligations or zero-coupon bonds ("Debt Securities") except for the benchmark to which payments of principal or interest are tied. In the future, other Foreign Index Linked Instruments may be created backed by mortgages or other assets which closely resemble mortgage backed securities or asset backed securities. Therefore, the risks described in the Prospectus and in this Statement of Additional Information with respect to mortgage backed securities, asset backed securities or Debt Securities, as the case may be, may be equally applicable to a given Foreign Index Linked Instrument.

     Foreign Index Linked Instruments present certain risks not applicable to mortgage backed securities, asset based securities or Debt Securities. Such Foreign Index Linked Instruments may offer higher yields than comparable securities linked to purely domestic indices but also may be more volatile. Foreign Index Linked Instruments are relatively recent innovations for which the market has not yet been fully developed and, accordingly, they typically are less liquid than comparable securities linked to purely domestic indices. In addition, the value of Foreign Index Linked Instruments will be affected by fluctuations in foreign exchange rates or foreign interest rates. If the Adviser is incorrect in its prediction as to movements in the direction of particular foreign currencies or foreign interest rates, the return realized by a Fund on a Foreign Index Linked Instrument may be lower than if the Fund had invested in a similarly rated domestic security. Foreign currency gains and losses with respect to Foreign Index Linked Instruments may affect the amount and timing of income recognized by the Funds.

     Futures Transactions. As their Prospectus provides, each of the Non-Money Market Funds may engage in transactions in futures contracts and options on futures contracts in an effort to hedge against market risks and/or manage cash flow into a Non-Money Market Fund. A futures contract is a bilateral agreement providing for the purchase and sale of a specified type and amount of a financial instrument, or, in the case of futures contracts on indexes of securities, for the making and acceptance of a cash settlement, at a stated time in the future for a fixed price. By its terms, a futures contract provides for a specified settlement date on which, in the case of the majority of interest rate futures contracts, the fixed income securities underlying a contract are delivered by the seller and paid for by the purchaser, or on which, in the case of a stock index futures contract, an amount equal to a dollar amount multiplied by the difference between the value of a stock index at the close of the last trading day of the contract and the value of such index at the time the futures contract was originally entered into is settled between the purchaser and seller in cash. The purchase or sale of a futures contract differs from the purchase or sale of a security in that no purchase price is paid or received at the time the contract is entered into. Instead, an amount of cash or cash equivalents, the value of which may vary but is generally equal to 2% or less of the value of the contract, must be deposited with the broker as initial deposit or "margin." Subsequent payments to and from the broker, referred to as "variation margin," are made on a daily basis as the value of the index underlying the futures contract fluctuates, making positions in the futures contract more or less valuable, a process known as "marking to the market."

     Futures contracts differ from options in that they are bilateral agreements, with both the purchaser and the seller equally obligated to complete the transaction. Futures contracts call for settlement only on the expiration date, and cannot be "exercised" at any other time during their term. At any time prior to the expiration of a futures contract, however, a Fund may elect to close out the Fund's position by taking an opposite position, subject to the availability of a secondary market, which will operate to terminate the initial position. At that time, a final determination of variation margin is made and any loss experienced by the Fund is required to be paid to the exchange clearing corporation, while any profit due to the Fund must be delivered to it. Futures contracts may be closed out only on the exchange or board of trade where the contracts were initially traded.

     The prices of futures contracts are volatile and are influenced, among other things, by actual and anticipated changes in the market and interest rates, which in turn are affected by fiscal and monetary policies and national and international political and economic events.

     A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract (i.e., margin payments). However, the Fund would presumably have sustained comparable losses if, instead of the futures contract, it had invested in the underlying financial instrument and sold it after the decline. Furthermore, in the case of a futures contract purchase, in order to be certain that the Fund has sufficient assets to satisfy its obligations under a futures contract, the Fund earmarks to the futures contract money market instruments equal in value to the current value of the underlying instrument less the margin deposit.

     Options on Futures Contracts. The Non-Money Market Funds may engage in transactions in options on futures contracts in an effort to hedge against market risks and/or manage cash flow into the Non-Money Market Funds. An option on a futures contract gives the purchaser (the "holder") the right, but not the obligation, to enter into a "long" position in the underlying futures contract (i.e., a purchase of such futures contract) in the case of an option to purchase (a "call" option), or a "short" position in the underlying futures contract (i.e., a sale of such futures contract) in the case of an option to sell (a "put" option), at a fixed price (the "strike price") up to a stated expiration date. The holder pays a non-refundable purchase price for the option, known as the "premium." The maximum amount of risk the purchaser of the option assumes is equal to the premium plus related transaction costs, although this entire amount may be lost. Upon exercise of the option by the holder, the exchange clearing corporation establishes a corresponding long position in the case of a put option. In the event that an option is exercised, the parties will be subject to all the risks associated with the trading of futures contracts, such as payment of variation margin deposits. In addition, the writer of an option on a futures contract, unlike the holder, is subject to initial and variation margin requirements on the option position.

     An option, whether based on a futures contract, a stock index or an equity security, becomes worthless to the holder when it expires. A position in an option may be terminated by the purchaser or seller prior to expiration by effecting a closing purchase or sale transaction subject to the availability of a secondary market, which is the purchase or sale of an option of the same series (i.e., the same exercise price and expiration date) as the option previously purchased or sold. The difference between the premiums paid and received represents the party's profit or loss on the transaction.

     Income earned from transactions in futures contracts and options thereon would be treated in part as a short-term, and in part as a long-term, capital gain and, if not offset by net realized capital losses, generally would be subject to federal income taxes.

     Limitations on Purchase and Sale of Futures Contracts and Options on Futures Contracts. In general, the Non-Money Market Funds will engage in transactions in futures contracts and related options only for bona fide hedging and other appropriate risk management purposes, and not for speculation. In addition, with respect to positions in futures and related options that do not constitute bona fide hedging positions, a Non-Money Market Fund will not enter into a futures contract or futures option contract if, immediately thereafter, the aggregate initial margin deposits relating to such positions plus premiums paid by it for open futures option positions, less the amount by which any such options are "in-the-money," would exceed 5% of the Fund's total assets. A call option is "in-the-money" if the value of the futures contract that is the subject of the option exceeds the exercise price. A put option is "in-the-money" if the exercise price exceeds the value of the futures contract that is the subject of the option.

     The requirements for qualification as a regulated investment company also may limit the extent to which a Fund may enter into futures or futures options. See "Distributions and Taxes."

     Risks Associated With Futures and Futures Options. There are several risks associated with the use of futures contracts and futures options as hedging techniques. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in the Fund's securities being hedged. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures and futures options on securities, including technical influences in futures trading and futures options, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading in such respects as interest rate levels, maturities, and creditworthiness of issuers. Investments in futures contracts on fixed income securities and related indexes involve the risk that if the adviser's investment judgment concerning the general direction of interest rates is incorrect, a Fund's overall performance may be poorer than if it had not entered into any such contract. Accordingly, a decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends.

     Successful use of futures contracts and related options by the Non-Money Market Funds for hedging purposes is also subject to the ability of the Funds' adviser and/or sub-adviser to predict correctly movements in the direction of the market. It is possible that, when a Fund has sold futures to hedge its portfolio against a decline in the market, the index, indices, or instruments, underlying futures might advance and the value of the underlying instruments held in the Fund's portfolio might decline. It is also possible that if a Fund were to hedge against the possibility of a decline in the market (adversely affecting the underlying instruments held in its portfolio) and prices instead increased, the Fund would lose part or all of the benefit of increased value of those underlying instruments that it hedged, because it would have offsetting losses in its futures positions.

     Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.

     While a Fund will establish a futures or futures option position only if there appears to be a liquid secondary market therefor, there can be no assurance that such a market will exist for any particular futures or option contract at any specific time. In such event, it may not be possible to close out a position held by a Fund, which could require such Fund to purchase or sell the instrument underlying the position, make or receive a cash settlement, or meet ongoing variation margin requirements. In addition, certain of the contracts discussed above are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist.

     High Yield, High Risk Securities. The Short-Term Bond Fund and the Bond Fund may each invest up to 5% of their respective net assets in securities that are rated below investment grade by an NRSRO (e.g., lower than Baa by Moody's Investor Service, Inc. or lower than BBB by Standard and Poor's Corporation) (or, if not rated, of comparable quality), provided that any such securities also are rated investment grade by at least one other NRSRO. Securities rated below investment grade by an NRSRO are sometimes referred to as "high yield" or "junk" bonds. Investors should consider the following risks associated with high yield securities before investing in these Funds.

     Investing in high yield securities involves special risks in addition to the risks associated with investments in higher rated securities. High yield securities may be regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. Analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of high quality debt securities, and the ability of a Fund to achieve its investment objective may, to the extent of its investments in high yield securities, be more dependent upon such creditworthiness analysis than would be the case if the Fund were investing in higher quality securities.

     High yield securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher grade securities. The prices of high yield securities have been found to be less sensitive to interest rate changes than more highly rated investments, but more sensitive to adverse economic downturns or individual corporate developments. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in high yield security prices because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. If the issuer of high yield securities defaults, a Fund may incur additional expenses to seek recovery. In the case of high yield securities structured as zero coupon or payment-in-kind securities, the market prices of such securities are affected to a greater extent by interest rate changes, and therefore tend to be more volatile than securities which pay interest periodically in cash.

     The secondary markets on which high yield securities are traded may be less liquid than the market for higher grade securities. Less liquidity in the secondary trading markets could adversely affect and cause large fluctuations in the daily net asset value of a Fund's shares. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high yield securities, especially in a thinly traded market.

     The use of credit ratings as the sole method of evaluating high yield securities can involve certain risks. For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of high yield securities. Also, credit rating agencies may fail to change credit ratings in a timely fashion to reflect events since the security was last rated. The Adviser does not rely solely on credit ratings when selecting securities for a Fund, and develops its own independent analysis of issuer credit quality. If a credit rating agency changes the rating of a portfolio security held by a Fund, the Fund may retain the portfolio security if the Adviser deems it to be in the best interest of shareholders.

     Illiquid Investments are investments that may not be sold or disposed of in the ordinary course of business within seven days at approximately the prices at which they are valued. Under the supervision of the Board of Directors, the Adviser determines the liquidity of each Fund's investments and, through reports from the Adviser, the Board monitors investments in illiquid instruments. In determining the liquidity of a Fund's investments, the Adviser may consider various factors including (1) the frequency of trades and quotations, (2) the number of dealers and prospective purchasers in the marketplace, (3) dealer undertakings to make a market, (4) the nature of the security (including any demand or tender features) and (5) the nature of the marketplace for trades (including the ability to assign or offset a Fund's rights and obligations relating to the investment). Investments considered by the Money Market Funds to be illiquid may include repurchase agreements not entitling the holder to payment of principal and interest within seven days, and restricted securities and time deposits determined by the Adviser to be illiquid. Investments currently considered by the Short-Term Bond Fund, the Municipal Bond Fund, the California Tax-Free Fund, the Bond Fund and the Growth Fund to be illiquid include repurchase agreements not entitling the holder to payment of principal and interest within seven days, and restricted securities and time deposits determined by the Adviser to be illiquid. Investments currently considered by U.S. Government Income Fund to be illiquid include over-the-counter options. Investments that may be considered by the Growth & Income Fund to be illiquid include repurchase agreements not entitling the holder to payment of principal and interest within seven days, loans and other direct debt instruments, over-the-counter options, non-government stripped fixed-rate mortgage-backed securities, restricted securities, government-stripped fixed-rate mortgage-backed securities, and swap agreements determined by the Adviser to be illiquid. However, with respect to over-the-counter options that the Growth & Income Fund writes, all or a portion of the value of the underlying instrument may be illiquid depending on the assets held to cover the option and nature and terms of any agreement the Fund may have to close out the option before expiration.

     If through a change in values, net assets or other circumstances, a Money Market Fund were in a position where more than 10% of its net assets were invested in illiquid securities, it would seek to take appropriate steps to protect liquidity. Similarly, if through a change in values, net assets or other circumstances, a Non-Money Market Fund were in a position where more than 15% of its total assets were invested in illiquid securities, it would seek to take appropriate steps to protect liquidity. However, there can be no assurance that any steps taken will be successful. Accordingly, the level of illiquidity of a Fund holding such securities may increase during any such period.

     Options. The Non-Money Market Funds may purchase put and call options in an amount not exceeding 5% of a Fund's total assets. The Funds may also write

(i.e., sell) covered put and call options in an amount not exceeding 5% of a
-----
Fund's total assets. Such options may relate to particular securities or to various stock or bond indexes. Purchasing options is a specialized investment technique that entails a substantial risk of a complete loss of the amount paid as premiums to the writer of the option.

     Call options written by a Fund give the holder the right to buy the underlying securities from the Fund at a fixed exercise price up to a stated expiration date or, in the case of certain options, on such date. Put options written by a Fund give the holder the right to sell the underlying securities to the Fund during the term of the option at a fixed exercise price up to a stated expiration date or, in the case of certain options, on such date. Call options are "covered" by a Fund, for example, when it owns the underlying securities, and put options are "covered" by a Fund, for example, when it has established a segregated account of cash, cash equivalents or securities which can be liquidated promptly to satisfy any obligation of a Fund to purchase the underlying securities. A Fund also may write combinations of puts and calls on the same underlying security.

     A Fund will receive a premium from writing a put or call option, which increases the gross income of a Fund in the event the option expires unexercised or is closed out at a profit. The amount of the premium will reflect, among other things, the relationship of the exercise price to the market price and volatility of the underlying security, the remaining term of the option, supply and demand and interest rates. By writing a call option, a Fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option. By writing a put option, a Fund assumes the risk that it may be required to purchase the underlying security for an exercise price higher than its then current market value, resulting in a potential capital loss unless the security subsequently appreciates in value.

     A Fund may terminate an option that it has written prior to its expiration by entering into a closing purchase transaction in which the Fund purchases an option having the same terms as the option written. It is possible, however, that illiquidity in the options markets may make it difficult from time to time for a Fund to close out its written option positions.

     A Fund also may purchase put or call options in anticipation of changes in interest rates which may adversely affect the value of their portfolio or the prices of securities that the Fund wants to purchase at a later date. The premium paid for a put or call option plus any transaction costs will reduce the benefit, if any, realized by a Fund upon exercise of the option and, unless the price of the underlying security changes sufficiently, the option may expire without value.

     A Fund may write and purchase options on securities both for hedging purposes and for speculative purposes, in an effort to increase current income. Options on securities that are written or purchased by a Fund will be traded on U.S. and foreign exchanges and over-the-counter.

     The staff of the SEC has taken the position that purchased over-the-counter options and assets used to cover written over-the-counter options are illiquid and, therefore, together with other illiquid securities, cannot exceed 15% of a Fund's net assets. The Adviser intends to limit a Fund's writing of over-the-counter options in accordance with the following procedure. Each Fund intends to write over-the-counter options only with primary U.S. Government securities dealers recognized by the Federal Reserve Bank of New York. Also, the contracts that a Fund has in place with such primary dealers will provide that the Fund has the absolute right to repurchase an option it writes at any time at a price which represents the fair market value, as determined in good faith through negotiation between the parties, but which in no event will exceed a price determined pursuant to a formula in the contract. Although the specific formula may vary between contracts with different primary dealers, the formula will generally be based on a multiple of the premium received by a Fund for writing the option, plus the amount, if any, of the option's intrinsic value (i.e., the amount that the option is in-the-money). The formula also may include a factor to account for the difference between the price of the security and the strike price of the option, if the option is written out-of-the-money. A Fund will treat all or a part of the formula price as illiquid for purposes of the 15% test imposed by the SEC staff.

     Risks Associated with Options Transactions. The purchase and writing of options involves certain risks. During the option period, the covered call writer has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying securities above the exercise price, but, as long as its obligation as a writer continues, has retained the risk of loss should the price of the underlying security decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying securities at the exercise price. If a put or call option purchased by a Fund is not sold when it has remaining value, and if the market price of the underlying security, in the case of a put, remains equal to or greater than the exercise price or, in the case of a call, remains less than or equal to the exercise price, the Fund will lose its entire investment in the option. Also, where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security. There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position. Furthermore, if trading restrictions or suspensions are imposed on the options markets, a Fund may be unable to close out a position.

     Repurchase Agreements. In a repurchase agreement, a Fund purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. The resale price reflects the purchase price plus an agreed-upon incremental amount which is unrelated to the coupon rate or maturity of the purchased security. A repurchase agreement involves the obligation of the seller to pay the agreed-upon price, which obligation is in effect secured by the value (at least equal to the amount of the agreed-upon resale price and marked to market daily) of the underlying security. Each Fund may engage in repurchase agreements with respect to any security in which it is authorized to invest. While it does not presently appear possible to eliminate all risks from these transactions (particularly the possibility of a decline in the market value of the underlying securities, as well as delays and costs to the Funds in connection with bankruptcy proceedings), it is the policy of each Fund to limit repurchase agreements to those parties whose creditworthiness has been reviewed and found satisfactory by the Adviser.

     Restricted Securities. Each Fund may purchase restricted securities that generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act of 1933, or in a registered public offering. Where registration is required, a Fund may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time a Fund may be permitted to sell a security under an effective registration statement. If during such a period, adverse market conditions were to develop, a Fund might obtain a less favorable price than prevailed when it decided to seek registration of the security. The Growth Fund and the Short-Term Bond Fund may each invest up to 5% of its net assets in restricted securities.

     Variable or Floating-Rate Instruments. Each Money Market Fund may invest in variable or floating-rate instruments that ultimately mature in more than 397 days, if a Fund acquires a right to sell the securities that meets certain requirements set forth in Rule 2a-7 under the 1940 Act. Variable-rate instruments (including instruments subject to a demand feature) that mature in 397 days or less may be deemed to have maturities equal to the period remaining until the next readjustment of the interest rate. Other variable-rate instruments with demand features may be deemed to have a maturity equal to the longer of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount can be recovered through demand. A floating-rate instrument subject to a demand feature may be deemed to have a maturity equal to the period remaining until the principal amount can be recovered through demand.

        Additional Securities and Investment Practices of Specific Funds
        ----------------------------------------------------------------

     Securities Lending. The Short-Term Bond Fund, the Bond Fund, the Growth & Income Fund and the Growth Fund may lend securities to parties such as broker-dealers or institutional investors.

     Securities lending allows a Fund to retain ownership of the securities loaned and, at the same time, to earn additional income. Since there may be delays in the recovery of loaned securities, or even a loss of rights in collateral supplied should the borrower fail financially, loans will be made only to parties deemed by the Adviser to be of good standing. Furthermore, they will only be made if, in the Adviser's judgment, the consideration to be earned from such loans would justify the risk.

     The Adviser understands that it is the current view of the SEC staff that a Fund may engage in loan transactions only under the following conditions: (1) the Fund must receive a 100% collateral in the form of cash or cash equivalents (e.g., U.S. Treasury bills or notes) from the borrower; (2) the borrower must increase the collateral whenever the market value of the securities loaned (determined on a daily basis) rises above the value of the collateral; (3) after giving notice, the Fund must be able to terminate the loan at any time; (4) the Fund must receive reasonable interest on the loan or a flat fee from the borrower, as well as amounts equivalent to any dividends, interest, or other distributions on the securities loaned and to any increase in market value; (5) the Fund may pay only reasonable custodian fees in connection with the loan; and
(6) the Board of Directors must be able to vote proxies on the securities loaned, either by terminating the loan or by entering into an alternate arrangement with the borrower.

     Cash received through loan transactions may be invested in any security in which the Fund is authorized to invest. Investing this cash subjects that investment, as well as the security loaned, to market forces (i.e., capital appreciation or depreciation).

     Loans and Other Direct Debt Instruments. The Short-Term Bond Fund, the Municipal Bond Fund, the California Tax-Free Fund, the Bond Fund and the Growth & Income Fund may invest in loans and other direct debt instruments. Direct debt instruments are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates (loans and loan participation) to suppliers of goods or services (trade claims or other receivables), to other parties. Direct debt instruments are subject to the Funds' policies regarding the quality of debt securities.

     Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the borrower for payment of principal and interest. Direct debt instruments may not be rated by any nationally recognized rating service. If a Fund does not receive scheduled interest or principal payments on such indebtedness, the Fund's share price and yield could be adversely affected. Loans that are fully secured offer the Fund more protection than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the borrower's obligations, or that the collateral can be liquidated.

     Investments in loans through direct assignment of a financial institution's interests with respect to a loan may involve additional risks to the Funds. For example, if a loan is foreclosed, a Fund would become part owner of any collateral, and would bear the costs of liabilities associated with owning and disposing of the collateral. In addition, it is conceivable that under emerging legal theories of lender liability, a Fund could be held liable as a co-lender. Direct debt instruments may also involve a risk of insolvency of the lending bank or other intermediary. Direct debt instruments that are not in the form of securities may offer less legal protection to a Fund in the event of fraud or misrepresentation. In the absence of definitive regulatory guidance, the Funds rely on the Adviser's research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the Funds.

     A loan is often administered by a bank or other financial institution which acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. Unless, under the terms of the loan or other indebtedness, a Fund has direct recourse against the borrower, it may have to rely on the agent to apply appropriate credit remedies against a borrower. If assets held by the agent for the benefit of a Fund were determined to be subject to the claims of the agent's general creditors, the Fund might incur certain costs and delays in realizing payment on the loan or loan participation and could suffer a loss of principal or interest.

     Direct indebtedness purchased by the Funds may include letters of credit, revolving credit facilities, or other standby financing commitments obligating a Fund to pay additional cash on demand. These commitments may have the effect of requiring a Fund to increase its investment in a borrower at a time when it would not otherwise have done so. The Funds will set aside appropriate liquid assets in a segregated custodial account to cover their potential obligations under standby financing commitments.

     Each Fund limits the amount of total assets that it will invest in any one issuer or in issuers within the same industry (see limitations for each Fund). For purposes of these limitations, each Fund generally will treat the borrower as the "issuer" of indebtedness held by the Fund. In the case of loan participations where a bank or other lending institution serves as financial intermediary between a Fund and the borrower, if the participation does not shift to the Fund the direct debtor-creditor relationship with the borrower, SEC interpretations require the Fund, in appropriate circumstances, to treat both the lending bank or other lending institution and the borrower as "issuers" for the purposes of determining compliance with applicable diversification requirements. Treating a financial intermediary as an issuer of indebtedness may restrict a Fund's ability to invest in indebtedness related to a single financial intermediary, or a group of intermediaries engaged in the same industry, even if the underlying borrowers represent many different companies and industries.

     Foreign Securities. The Short-Term Bond Fund, the U.S. Government Income Fund, the Bond Fund, the Growth & Income Fund and the Growth Fund, may invest in dollar-denominated foreign securities which are securities of foreign governmental and private issuers that are denominated in and pay interest in U.S. dollars. The Short-Term Bond Fund, the Bond Fund, the Growth Fund, the U.S. Government Income Fund and the Growth & Income Fund may invest in

American Depositary Receipts ("ADRs"), among other securities. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying foreign securities. Designed for use in U.S. securities markets, ADRs are an alternative to the purchase of the underlying securities in their national markets and currencies. Most ADRs are traded on U.S. stock exchanges. Purchases of ADRs by the Funds will be limited to sponsored ADRs. The U.S. Government Income Fund, the Bond Fund and the Growth & Income Fund may invest in foreign securities that impose restrictions on transfer within the U.S. or to U.S. persons. Although securities subject to transfer restrictions may be marketable abroad, they may be less liquid than foreign securities of the same class that are not subject to such restrictions.

     Certain Risks Associated with Foreign Investments. Foreign investments can involve significant risks in addition to the risks inherent in U.S. investments. There may be less publicly available information about a foreign issuer than about a domestic issuer. The value of securities denominated in or indexed to foreign currencies, and of dividends and interest from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices on some foreign markets can be highly volatile. Many foreign countries lack uniform accounting and disclosure standards comparable to those applicable to U.S. companies, and it may be more difficult to obtain reliable information regarding an issuer's financial condition and operations. In addition, the costs of foreign investing, including withholding taxes, brokerage commissions, and custodial costs, are generally higher than for U.S. investments.

     Foreign markets may offer less protection to investors than U.S. markets. Foreign issuers, brokers, and securities markets may be subject to less government supervision. Foreign security trading practices, including those involving the release of assets in advance of payment, may involve increased risks in the event of a failed trade or the insolvency of a broker-dealer, and may become substantial delays. It may also be difficult to enforce legal rights in foreign countries, such as obtaining and enforcing a judgment against a foreign issuer.

     Investing abroad also involves different political and economic risks. Foreign investments may be affected by actions of foreign governments adverse to the interests of U.S. investors, including the possibility of expropriation or nationalization of assets, confiscatory taxation, restrictions on U.S. investment or on the ability to repatriate assets or convert currency into U.S. dollars, or other government intervention. There may be a greater possibility of default by foreign governments or foreign government-sponsored enterprises. Taxes may be withheld at the source under foreign income tax laws. Investments in foreign countries also involve a risk of local political, economic, or social instability, military action or unrest, or adverse diplomatic developments. Any such development could have a material adverse effect on a Fund's investments in, or the liquidity of, securities of issuers located in such countries. There is no assurance that the Adviser will be able to anticipate these potential events or counter their effects.

     The considerations noted above generally are intensified for investments in developing countries. Developing countries may have relatively unstable governments, economies based on only a few industries, and securities markets that trade a small number of securities.

     Municipal Securities. The Municipal Bond Fund and the California Tax-Free Fund may invest in certain Municipal Securities. The two principal classifications of municipal securities are "general obligation" securities and "revenue" securities. General obligation securities are secured by the issuer's pledge of its full faith credit and taxing power for the payment of principal and interest. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as the user of the facility being financed. Industrial Development Revenue bonds held by a Fund are in most cases revenue securities and are not payable from the unrestricted revenues of the issuer. Consequently, the credit quality of Industrial Development Revenue bonds is usually directly related to the credit standing of the corporate user of the facility involved.

     Municipal securities may include "moral obligation" bonds, which are normally issued by special purpose public authorities. If the issuer of moral obligation bonds is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer.

     Municipal securities may include variable or floating or inverse floating rate instruments issued by industrial development authorities and other governmental entities. While there may not be an active secondary market with respect to a particular instrument purchased by a Fund, a Fund may demand payment of the principal and accrued interest on the instrument or may resell it to a third party as specified in the instruments. The absence of an active secondary market, however, could make it difficult for a Fund to dispose of the instrument if the issuer defaulted on its payment obligation or during periods the Fund is not entitled to exercise its demand rights, and the Fund could, for these or other reasons, suffer a loss.

     Some of these instruments may be unrated, but unrated instruments purchased by a Fund will be determined by the Adviser to be of comparable quality at the time of purchase to instruments rated "investment grade" by any major rating service.

     Municipal securities may include participations in privately arranged loans to municipal borrowers, some of which may be referred to as "municipal leases." Generally such loans are unrated, in which case they will be determined by the Adviser to be of comparable quality at the time of purchase to rated instruments that may be acquired by a Fund. Frequently, privately arranged loans have variable interest rates and may be backed by a bank letter of credit. In other cases, they may be unsecured or may be secured by assets not easily liquidated. Moreover, such loans in most cases are not backed by the taxing authority of the issuers and may have limited marketability or may be marketable only by virtue of a provision requiring repayment following demand by the lender. Such loans made by a Fund may have a demand provision permitting the Fund to require payment within seven days. Participations in such loans, however, may not have such a demand provision and may not be otherwise marketable. To the extent these securities are illiquid, they will be subject to each Fund's limitation on investments in illiquid securities. Recovery of an investment in any such loan that is illiquid and payable on demand may depend on the ability of the municipal borrower to meet an obligation for full repayment of principal and payment of accrued interest within the demand period, normally seven days or less (unless a Fund determines that a particular loan issue, unlike most such loans, has a readily available market). As it deems appropriate, the Adviser will establish procedures to monitor the credit standing of each such municipal borrower, including its ability to meet contractual payment obligations.

     Municipal securities may include units of participation in trusts holding pools of tax-exempt leases. Municipal participation interests may be purchased from financial institutions, and give the purchaser an undivided interest in one or more underlying municipal securities. To the extent that municipal participation interests are considered to be "illiquid securities," such instruments are subject to each Fund's limitation on the purchase of illiquid securities. Municipal leases and participating interests therein which may take the form of a lease or an installment sales contract, are issued by state and local governments and authorities in order to acquire a wide variety of equipment and facilities. Interest payments on qualifying leases are exempt from Federal income taxes.

     In addition, these Funds may acquire "stand-by commitments" from banks or broker/dealers with respect to municipal securities held in their portfolios. Under a stand-by commitment, a dealer would agree to purchase at a Fund's option specified Municipal Securities at a specified price. A Fund will acquire stand-by commitments solely to facilitate portfolio liquidity and do not intend to exercise their rights thereunder for trading purposes.

     Municipal Bonds. The California Tax-Free Fund and the Municipal Bond Fund may invest in municipal bonds, a type of municipal security. Municipal bonds are debt obligations issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as bridges, highways, housing, hospitals, mass transportation, schools, streets, and water and sewer works. Other purposes for which municipal bonds may be issued include the refunding of outstanding obligations and obtaining funds for general operating expenses or to loan to other public institutions and facilities. Industrial development bonds are a specific type of revenue bond backed by the credit and security of a private user. Certain types of industrial development bonds are issued by or on behalf of public authorities to obtain funds to provide privately-operated housing facilities, sports facilities, convention or trade show facilities, an airport, mass transit, port or parking facilities, air or water pollution control facilities and certain local facilities for water supply, gas, electricity, or sewage or solid waste disposal. Assessment bonds, wherein a specially created district or project area levies a tax (generally on its taxable property) to pay for an improvement or project may be considered a variant of either category. There are, of course, other variations in the types of municipal bonds, both within a particular classification and between classifications, depending on numerous factors.

     Municipal Notes. The California Tax-Free Fund and the Municipal Bond Fund may invest in municipal notes. Municipal notes include, but are not limited to, tax anticipation notes ("TANs"), bond anticipation notes ("BANs"), revenue anticipation notes ("RAN") and construction loan notes. Notes sold as interim financing in anticipation of collection of taxes, a bond sale or receipt of other revenues are usually general obligations of the issuer.

     TANs. An uncertainty in a municipal issuer's capacity to raise taxes as a result of such things as a decline in its tax base or a rise in delinquencies could adversely affect the issuer's ability to meet its obligations on outstanding TANs. Furthermore, some municipal issuers mix various tax proceeds into a general fund that is used to meet obligations other than those of the outstanding TANs. Use of such a general fund to meet various obligations could affect the likelihood of making payments on TANs.

     BANs. The ability of a municipal issuer to meet its obligations on its BANs is primarily dependent on the issuer's adequate access to the longer term municipal bond market and the likelihood that the proceeds of such bond sales will be used to pay the principal of, and interest on, BANs.

     RANs. A decline in the receipt of certain revenues, such as anticipated revenues from another level of government, could adversely affect an issuer's ability to meet its obligations on outstanding RANs. In addition, the possibility that the revenues would, when received, be used to meet other obligations could affect the ability of the issuer to pay the principal of, and interest on, RANs.

     The values of outstanding municipal securities will vary as a result of changing market evaluations of the ability of their issuers to meet the interest and principal payments (i.e., credit risk). Such values will also change in response to changes in the interest rates payable on new issues of municipal securities (i.e., market risk). Should such interest rates rise, the values of outstanding securities, including those held in the Fund's portfolio, will decline and (if purchased at par value) they would sell at a discount. If interests rates fall, the values of outstanding securities will generally increase and (if purchased at par value) they would sell at a premium. Changes in the value of municipal securities held in the Fund's portfolio arising from these or other factors will cause changes in the net asset value ("NAV") per share of the Fund.

     The California Tax-Free Fund and the Municipal Bond Fund may also invest in municipal commercial paper.

     Municipal Lease Obligations and Certificates Of Participation. The Municipal Bond Fund and the California Tax-Free Fund may invest a portion of their assets in municipal leases and participation interests therein. These obligations, which may take the form of a lease, an installment purchase, or a conditional sales contract, are issued by state and local governments and authorities in order to acquire land and a wide variety of equipment and facilities. Generally, the Funds will not hold such obligations directly as a lessor of the property, but will purchase a participation interest in a municipal obligation from a bank or other third party. A participation interest gives the Funds a specified, undivided interest in the obligation in proportion to its purchased interest in the total amount of the obligation.

     Municipal leases frequently have risks distinct from those associated with general obligation or revenue bonds. State constitutions and statutes set forth requirements that states or municipalities must meet to incur debt. These may include voter referenda, interest rate limits or public sale requirements. Leases, installment purchases or conditional sales contracts (which normally provide for title to the leased asset to pass to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting their constitutional and statutory requirements for the issuance of debt. Many leases and contracts include "non-appropriation clauses" providing that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. Non-appropriation clauses free the issuer from debt issuance limitations.

     Derivative Municipal Obligations. The Municipal Bond Fund and the California Tax-Free Fund may also invest in more recently developed municipal financing instruments, including custodial receipts or certificates evidencing ownership of future interest payments, principal payments or both on underlying municipal securities and municipal securities that contain embedded interest rate derivative products. These types of obligations are referred to herein as "Derivative Municipal Obligations." The Municipal Bond Fund and the California Tax-Free Fund will not invest more than 20% of their respective total assets in Derivative Municipal Obligations.

     Derivative Municipal Obligations in which a Fund may invest include municipal securities that contain embedded interest rate derivative products such as interest rate swaps or caps ("Embedded Derivative Municipal Obligations"). A discussion of interest rate derivative products is set forth below. Embedded Derivative Municipal Obligations in essence consist of a fixed-rate, long-term bond and a derivative contract, such as an interest rate cap agreement. By combining these two types of securities, a municipal issuer is able to issue a tax-exempt bond, typically with a long maturity, the coupon payments on which vary according to a formula based on an interest rate index. For example, in an Embedded Derivative Municipal Obligation containing an interest rate cap, during the term of the embedded cap the investor receives the coupon rate on the underlying long-term bond less the cost of the cap for so long as interest rates remain below the level of the cap. When interest rates rise above that level, the investor receives the long-term bond coupon less the cost of the cap plus the amount by which an index specified in the cap agreement exceeds the cap level. This type of instrument would allow a Fund to hedge against a rise in short-term interest rates.

     Embedded Derivative Municipal Obligations offer advantages over investing separately in a traditional municipal security and an interest rate derivative contract. In an Embedded Derivative Municipal Obligation, because the municipal issuer is the issuer of the interest rate derivative contract, the entire amount of interest payable on the obligation is expected to be tax-exempt. Any income from an interest rate derivative contract purchased separately would be taxable to a Fund. An Embedded Derivative Municipal Obligation purchased by a Fund would be accompanied by a tax opinion stating that the entire amount of interest payable on the obligation is tax-exempt. Because final regulations have not been adopted by the U.S. Department of the Treasury with respect to these types of hybrid obligations, however, it is possible that the Internal Revenue Service might find a portion of the interest to be taxable. In addition, Embedded Derivative Municipal Obligations may not be readily marketable. All bonds underlying Embedded Derivative Municipal Obligations will be rated, at the time of purchase, A or better by Standard & Poor's Corporation or Moody's Investors Services, Inc., or comparably rated by any other nationally recognized statistical rating organization or, if unrated, of comparable quality as determined by the Adviser.

     Derivative Municipal Obligations also include custodial receipts or certificates underwritten by securities dealers or banks that evidence ownership of future interest payments, principal payments or both on certain municipal securities (such receipts or certificates are referred to herein as "Custodial Receipts"). The underwriter of Custodial Receipts typically purchases municipal securities and deposits the securities in an irrevocable trust or custodial account with a custodian bank, which then issues receipts or certificates that evidence ownership of the periodic unmatured coupon payments and the final principal payment on the obligations. Although under the terms of a Custodial Receipt a Fund typically would be authorized to assert its rights directly against the issuer of the underlying obligation, the Fund could be required to assert through the custodian bank those rights as may exist against the underlying issuer. Thus, in the event the underlying issuer fails to pay principal and/or interest when due, the Fund may be subject to delays, expenses and risks that are greater than those that would have been involved if the Fund had purchased a direct obligation of the issuer. In addition, in the event that the trust or custodial account in which the underlying security has been deposited is determined to be an association taxable as a corporation, instead of a non-taxable entity, it would be subject to state income tax (but not federal income tax) on the income it earned on the underlying security, and the yield on the security paid to the Fund and its shareholders would be reduced by the amount of taxes paid. Furthermore, amounts paid by the trust or custodial account to the Fund would lose their tax-exempt character and become taxable, for federal and state purposes, in the hands of the Fund and its shareholders. However, Custodial Receipts in which a Fund will invest will be accompanied by a tax opinion stating that interest payable on the receipts is tax exempt. If a Fund invests in Custodial Receipts, it is possible that a portion of the discount at which the Fund purchases the receipts might have to be accrued as taxable income during the period that a Fund holds the receipts.

     With respect to certain types of Custodial Receipts, the interest on the underlying municipal securities is divided into two or more different components. Typically, one component (the "Auction Component") pays an interest rate that is reset periodically through an auction process or by reference to an interest rate index and is essentially a variable or floating-rate obligation. A second component (the "Inverse Component") pays a residual interest rate based on the difference between the total interest paid by the issuer on the municipal securities and the rate paid on the Auction Component. Inverse Components may also pay a rate of interest determined by subtracting a multiple of a variable or floating rate from the total amount paid by the issuer of the municipal securities. Because the interest rate paid to holders of Inverse Components is generally determined by subtracting a variable or floating rate from a predetermined amount, the interest rate paid to Inverse Component holders will decrease as such variable or floating rate increases and increase as such variable or floating rate decreases. Moreover, the extent of the increases and decreases in the value of an Inverse Component in response to changes in market rates of interest generally will be larger than comparable changes in the value of an equal principal amount of a fixed rate municipal security having similar credit quality, redemption provisions and maturity. Investments in Inverse Components may therefore increase the volatility of the NAV and market value of a Fund's shares.

     Some of these instruments may be unrated, but unrated instruments purchased by a Fund will be determined by the Adviser to be of comparable quality at the time of purchase to instruments rated "investment grade" by any major rating service.

     Hedging and Additional Income Strategies. The Municipal Bond Fund and California Tax-Free Fund may utilize various other investment strategies to hedge against market risk, facilitate portfolio management and increase income. These consist of interest rate swaps; caps and floors; futures; and put and call transactions (collectively, "Hedging Transactions"). Hedging Transactions may be used, for example, to attempt to protect against possible declines in the market value of a Fund's portfolio resulting from downward trends in the debt securities markets (generally due to a rise in interest rates), to protect a Fund's unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, to manage the effective maturity or duration of a Fund's portfolio, to establish a position in the securities markets as a temporary substitute for purchasing particular securities or to increase income. In this regard, in order to decrease the duration (a measure of price volatility in response to interest rate changes) of a Fund's portfolio, rather than sell longer-term portfolio securities and purchase shorter-term securities, the Fund might enter into futures contracts for the sale of debt securities or enter into an interest rate swap where the Fund receives floating-rate payments in exchange for making fixed-rate payments. Any or all of these techniques may be used at any time. There is no particular strategy that requires use of one technique rather than another. The use of any Hedging Transaction is a function of market conditions. Certain Hedging Transactions that a Fund may use are described under "Futures Transactions," "Options" and "Interest Rate Transactions." Further, Hedging Transactions may be used by the Municipal Bond Fund and the California Tax-Free Fund in the future as they are developed to the extent deemed appropriate by the Board of Directors.

     Interest Rate Transactions. The Short-Term Bond Fund, Municipal Bond Fund and California Tax-Free Fund may enter into interest rate swaps and may purchase and sell interest rate caps and floors. Each Fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, as a duration management technique or to protect against any increase in the price of securities a Fund anticipates purchasing at a later date. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a contractually-based principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a contractually-based principal amount from the party selling such interest rate floor.

     The Short-Term Bond Fund, Municipal Bond Fund and California Tax-Free Fund may enter into interest rate swaps, caps and floors on either an asset-based or liability-based basis, depending upon whether a Fund is hedging its assets or its liabilities, and will usually enter into interest rate swaps on a net basis, i.e., the two payment streams are netted out, with a Fund receiving or paying, as the case may be, only the net amount of the two payments. The net amount of the excess, if any, of a Fund's obligations over its entitlements with respect to each interest rate swap will be accrued on a daily basis and an amount of cash or high-quality liquid debt securities having an aggregate NAV at least equal to the accrued excess will be maintained in a segregated account by a Fund's custodian. If a Fund enters into an interest rate swap on other than a net basis, the Fund will maintain a segregated account in the full amount accrued on a daily basis of the Fund's obligations with respect to the swap. To the extent a Fund sells (i.e., writes) caps and floors, it will maintain in a segregated account cash or high-quality liquid debt securities having an aggregate NAV at least equal to the full amount, accrued on a daily basis, of the Fund's obligations with respect to any caps or floors. A Fund will not enter into any interest rate swap, cap or floor transaction unless the contra-party has either long-term unsecured debt rated at least A- by Standard & Poor's Corporation or Moody's Investors Services, Inc. or comparably rated by any nationally recognized statistical rating organization. The Adviser will monitor the creditworthiness of contra-parties on an ongoing basis. If there is a default by the other party to such a transaction, a Fund will have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. The Adviser has determined that, as a result, the swap market has become relatively liquid. Caps and floors are more recent innovations for which standardized documentation has not yet been developed and, accordingly, they are less liquid than swaps.

     Interest rate transactions do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that a Fund is contractually obligated to make. If the other party to an interest rate swap defaults, a Fund's risk of loss consists of the net amount of interest payments that the Fund contractually is entitled to receive. Therefore, there is no specific limit on the amount of interest rate swap transactions that may be entered into by a Fund. The aggregate purchase price of caps and floors held by a Fund may not exceed 5% of a Fund's assets. A Fund may sell (i.e., write) caps and floors without limitation, subject to the segregated account requirement described above. However, because interest rate swaps and the purchase and sale of interest rate caps and floors as currently constructed may generate taxable income, the Municipal Bond Fund and California Tax-Free Fund do not expect currently to engage in such transactions to any significant degree.

     Whether a Fund's use of swap agreements will be successful in furthering its investment objective will depend on Griffin Adviser's or the sub-adviser's ability to predict correctly whether certain types of investments are likely to produce greater returns than other types of investments. Because they are two party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. Certain restrictions imposed on the Funds by the Internal Revenue Code may limit the Funds ability to use swap agreements. The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect a Fund's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

     Certain swap agreements are exempt from most provisions of the Commodity Exchange Act ("CEA") and, therefore, are not regulated as futures or commodity option transactions under the CEA, pursuant to regulations approved by the CFTC. To qualify for this exemption, a swap agreement must be entered into by "eligible participants," which include the following, provided the participants' total assets exceed established levels: a bank or trust company, savings association or credit union, insurance company, investment company subject to regulation under the Investment Company Act of 1940, commodity pool, corporation, partnership, proprietorship, organization, trust or other entity, employee benefit plan, governmental entity, broker-dealer, futures commission merchant, natural person, or regulated foreign person. To be eligible, natural persons and most other entities must have total assets exceeding $10 million; commodity pools and employee benefit plans must have total assets exceeding $5 million. In addition, an eligible swap transaction must meet three conditions. First, the swap agreement may not be part of a fungible class of agreements that are standardized as to their material economic terms. Second, the creditworthiness of parties with actual or potential obligations under the swap agreement must be a material consideration in entering into or determining the terms of the swap agreement, including pricing, cost or credit enhancement terms. Third, swap agreements may not be entered into and traded on or through a multilateral transaction execution facility.

     This exemption is not exclusive, and participants may continue to rely on existing exclusions for swaps, such as the Policy Statement issued in July 1989 which recognized a safe harbor for swap transactions from regulation as futures or commodity option transactions under the CEA or its regulations. The Policy Statement applies to swap transactions settled in cash that (1) have individually tailored terms, (2) lack exchange-style offset and the use of a clearing organization or margin system, (3) are undertaken in conjunction with a line of business, and (4) are not marketed to the public.

     Letters of Credit. The Municipal Bond Fund may purchase debt obligations, including municipal securities, certificates of participation, commercial paper and other short-term obligations, backed by an irrevocable letter of credit of a bank, savings and loan association or insurance company which assumes the obligation for payment of principal and interest in the event of default by the issuer. Only banks, savings and loan associations and insurance companies which, in the opinion of the Adviser, are of investment quality comparable to other permitted investments of such Fund may be used for letter of credit-backed investments.

     Certain Taxable Obligations. The California Tax-Free Fund may invest up to 20% of its total assets in fixed-income obligations whose interest is subject to federal income tax or the federal alternative minimum tax. In addition, the California Tax-Free Fund may invest a portion of its assets in obligations whose interest is subject to California income tax. The California Tax-Free Fund will purchase taxable obligations only if they meet its quality requirements as set forth in its Prospectus.

     Proposals to restrict or eliminate the federal income tax exemption for interest on municipal obligations are introduced before Congress from time to time. Proposals also may be introduced before state legislatures that would affect the state tax treatment of the California Tax-Free Fund's distributions. If such proposals were enacted, the availability of municipal obligations and the value of the California Tax-Free Fund's holdings would be affected and the Directors would reevaluate the Fund's investment objective and policies.

     The California Tax-Free Fund anticipates being as fully invested as practicable in municipal securities; however, there may be occasions when as a result of maturities of portfolio securities, sales of fund shares, or in order to meet redemption requests, the California Tax-Free Fund may hold cash that is not earning income. In addition, there may be occasions when, in order to raise cash to meet redemptions, the California Tax-Free Fund may be required to sell securities at a loss.

                 Additional Securities and Investment Practices
                 ----------------------------------------------
                     of the Tax-Free Money Market Fund Only
                     --------------------------------------

     Federally Taxable Obligations. The Tax-Free Money Market Fund may invest up to 20% of its total assets in fixed-income obligations whose interest is subject to federal income tax or the federal alternative minimum tax. Taxable obligations purchased by the Tax-Free Money Market Fund will meet the quality requirements as set forth in its Prospectus.

     Proposals to restrict or eliminate the federal income tax exemption for interest on municipal obligations are introduced before Congress from time to time. Proposals also may be introduced before state legislatures that would affect the state tax treatment of the Tax-Free Money Market Fund's distributions. If such proposals were enacted, the availability of municipal obligations and the value of the Tax-Free Money Market Fund's holdings would be affected and the Directors would reevaluate the fund's investment objective and policies.

     The Tax-Free Money Market Fund anticipates being as fully invested as practicable in municipal securities; however, there may be occasions when as a result of maturities of portfolio securities, sales of fund shares, or in order to meet redemption requests, the Tax-Free Money Market Fund may hold cash that is not earning income. In addition, there may be occasions when, in order to raise cash to meet redemptions, the Tax-Free Money Market Fund may be required to sell securities at a loss.

     Letters of Credit. The Tax-Free Money Market Fund may purchase debt obligations, including municipal securities, certificates of participation, commercial paper and other short-term obligations, backed by an irrevocable letter of credit of a bank, savings and loan association or insurance company which assumes the obligation for payment of principal and interest in the event of default by the issuer. Only banks, savings and loan associations and insurance companies which, in the opinion of the Adviser, are of investment quality comparable to other permitted investments of the Fund may be used for letter of credit-backed investments.

     Municipal Notes. The Tax-Free Money Market Fund may invest in municipal notes. Municipal notes include, but are not limited to, tax anticipation notes ("TANs"), bond anticipation notes ("BANs"), revenue anticipation notes ("RANs") and construction loan notes. Notes sold as interim financing in anticipation of collection of taxes, a bond sale or receipt of other revenues are usually general obligations of the issuer.

     TANs. An uncertainty in a municipal issuer's capacity to raise taxes as a result of such things as a decline in its tax base or a rise in delinquencies could adversely affect the issuer's ability to meet its obligations on outstanding TANs. Furthermore, some municipal issuers mix various tax proceeds into a general fund that is used to meet obligations other than those of the outstanding TANs. Use of such a general fund to meet various obligations could affect the likelihood of making payments on TANs.

     BANs. The ability of a municipal issuer to meet its obligations on its BANs is primarily dependent on the issuer's adequate access to the longer term municipal bond market and the likelihood that the proceeds of such bond sales will be used to pay the principal of, and interest on, BANs.

     RANs. A decline in the receipt of certain revenues, such as anticipated revenues from another level of government, could adversely affect an issuer's ability to meet its obligations on outstanding RANs. In addition, the possibility that the revenues would, when received, be used to meet other obligations could affect the ability of the issuer to pay the principal of, and interest on, RANs.

     Municipal Securities. The two principal classifications of municipal securities are "general obligation" securities and "revenue" securities. General obligation securities are secured by the issuer's pledge of its full faith, credit, and taxing power for the payment of principal and interest. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as the user of the facility being financed. Private activity bonds held by the Fund are in most cases revenue securities and are not payable from the unrestricted revenues of the issuer. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved.

     Municipal securities may include "moral obligation" bonds, which are normally issued by special purpose public authorities. If the issuer of moral obligation bonds is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer.

     Municipal securities may include variable or floating rate instruments issued by industrial development authorities and other governmental entities. While there may not be an active secondary market with respect to a particular instrument purchased by the Fund, the Fund may demand payment of the principal and accrued interest on the instrument or may resell it to a third party as specified in the instruments. The absence of an active secondary market, however, could make it difficult for the Fund to dispose of the instrument if the issuer defaulted on its payment obligation or during periods the Fund is not entitled to exercise its demand rights, and the Fund could, for these or other reasons, suffer a loss.

     Some of these instruments may be unrated, but unrated instruments purchased by the Fund will be determined by the Adviser to be of comparable quality at the time of purchase to instruments rated "high quality" by any major rating service. Where necessary to ensure that an instrument is of comparable "high quality," the Fund will require that an issuer's obligation to pay the principal of the note may be backed by an unconditional bank letter or line of credit, guarantee or commitment to lend.

     Municipal securities may include participations in privately arranged loans to municipal borrowers, some of which may be referred to as "municipal leases." Generally such loans are unrated, in which case they will be determined by the Adviser, under the supervision of the Board of Directors, to be of comparable quality at the time of purchase to rated instruments that may be acquired by the Fund. In determining whether an unrated municipal lease satisfies these quality requirements, the Adviser will consider, among other factors, the likelihood that the lease will be canceled. Frequently, privately arranged loans have variable interest rates and may be backed by a bank letter of credit. In other cases, they may be unsecured or may be secured by assets not easily liquidated. Moreover, such loans in most cases are not backed by the taxing authority of the issuers and may have limited marketability or may be marketable only by virtue of a provision requiring repayment following demand by the lender. Such loans made by the Fund may have a demand provision permitting the Fund to require payment within seven days. Participations in such loans, however, may not have such a demand provision and may not be otherwise marketable. To the extent these securities are illiquid, they will be subject to the Fund's limitation on investments in illiquid securities. Recovery of an investment in any such loan that is illiquid and payable on demand may depend on the ability of the municipal borrower to meet an obligation for full repayment of principal and payment of accrued interest within the demand period, normally seven days or less (unless the Fund determines that a particular loan issue, unlike most such loans, has a readily available market). As it deems appropriate, the Adviser will establish procedures to monitor the credit standing of each such municipal borrower, including its ability to meet contractual payment obligations.

     Municipal securities may include units of participation in trusts holding pools of tax-exempt leases. Municipal participation interests may be purchased from financial institutions, and give the purchaser an undivided interest in one or more underlying municipal security. To the extent that municipal participation interests are considered to be "illiquid securities," such instruments are subject to the Fund's limitation on the purchase of illiquid securities. Municipal leases and participation interests therein which may take the form of a lease or an installment sales contract, are issued by state and local governments and authorities to acquire a wide variety of equipment and facilities. Interest payments on qualifying leases are exempt from Federal income taxes.

     In addition, the Fund may acquire "stand-by commitments" from banks or broker/dealers with respect to municipal securities held in its portfolio. Under a stand-by commitment, a dealer would agree to purchase at the Fund's option specified Municipal Securities at a specified price. The Funds will acquire stand-by commitments solely to facilitate portfolio liquidity and do not intend to exercise their rights thereunder for trading purposes.

     Standby Commitments. The Tax-Free Money Market Fund may invest in Standby Commitments which are puts that entitle holders to same day settlement at an exercise price equal to the amortized cost of the underlying security plus accrued interest, if any, at the time of exercise. The Tax-Free Money Market Fund may acquire standby commitments to enhance the liquidity of portfolio securities, but only when the issuers of the commitments are deemed to present minimal risk of default.

     Ordinarily the Tax-Free Money Market Fund may not transfer a standby commitment to a third party, although it could sell the underlying municipal security to a third party at any time. The Tax-Free Money Market Fund may purchase standby commitments separate from or in conjunction with the purchase of securities subject to such commitments. In the latter case, the Tax-Free Money Market Fund would pay a higher price for the securities acquired, thus reducing their yield to maturity. Standby commitments will not affect the dollar-weighted average maturity of the Tax-Free Money Market Fund, or the valuation of the securities underlying the commitments.

     Standby commitments are subject to certain risks, including the ability of issuers of standby commitments to pay for securities at the time the commitments are exercised; the fact that standby commitments are not marketable by the Tax-Free Money Market Fund; and the possibility that the maturities of the underlying securities may be different from those of the commitments.

     Variable or Floating Rate Demand Obligations (VRDOs/FRDOs). The Tax-Free Money Market Fund may invest in VRDOs/FRDOs which are tax-exempt obligations that bear variable or floating interest rates and carry rights that permit holders to demand payment of the unpaid principal balance plus accrued interest from the issuers or certain financial intermediaries. Floating rate securities have interest rates that change whenever there is a change in a designated base rate while variable rate instruments provide for a specified periodic adjustment in the interest rate. These formulas are designed to result in a market value for the VRDO or FRDO that approximates its par value.

     A demand instrument with a conditional demand feature must have received both a short-term and a long-term high quality rating or, if unrated, have been determined to be of comparable quality pursuant to procedures adopted by the Board of Directors. A demand instrument with an unconditional demand feature may be acquired solely in reliance upon a short- term high quality rating or, if unrated, upon a finding of comparable short-term quality pursuant to procedures adopted by the Board of Directors.

     The Tax-Free Money Market Fund may invest in fixed-rate bonds subject to third party puts and in participation interests in such bonds held by a bank in trust or otherwise. These bonds and participation interests have tender options or demand features that permit the Tax-Free

Money Market Fund to tender (or put) its bonds to an institution at periodic intervals and to receive the principal amount thereof. The Tax-Free Money Market Fund considers variable rate instruments structured in this way (Participating VRDOs) to be essentially equivalent to other VRDOs that it purchases. The Internal Revenue Service has not ruled whether the interest on Participating VRDOs is tax-exempt, and, accordingly the Tax-Free Money Market Fund intends to purchase these instruments based on opinions of bond counsel.

     A variable rate instrument that matures in 397 days or less may be deemed to have a maturity equal to the period remaining until the next readjustment of the interest rate. A variable rate instrument that matures in greater than 397 days but that is subject to a demand feature that is 397 days or less may be deemed to have a maturity equal to the longer of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount can be recovered through demand. A floating rate instrument that is subject to a demand feature may be deemed to have a maturity equal to the period remaining until the principal amount may be recovered through demand. The Tax-Free Money Market Fund may purchase a demand instrument with a remaining final maturity in excess of 397 days only if the demand feature can be exercised on no more than 30 days' notice (a) at any time or (b) at specific intervals not exceeding 397 days.

      Additional Securities and Investment Practices of the Bond Fund Only
      --------------------------------------------------------------------

     Commodity-Linked Bonds. As a hedging strategy, the Bond Fund may invest in commodity-indexed bonds involving gold, silver, other precious metals, oil, coal and other commodities meeting certain internationally recognized specifications. Commodity-indexed bonds, unlike futures contracts, can be of medium or long duration and are usually interest bearing. Settlement prices can reflect average, median or peak commodity prices over a reasonable period preceding redemption, unlike futures contracts, which are settled on the basis of the price prevailing at closeout. Commodity-indexed bonds are primarily issued by corporations (for example, an oil or pipeline company might issue oil-indexed bonds to hedge their exposure to oil price fluctuations) and investment banking firms. These securities are typically privately placed, but some are publicly offered and traded on the stock exchanges. Purchases of commodity-linked bonds will be limited to less than 5% of Fund assets.

     Corporate Bonds And Notes include debt securities issued by domestic corporations, U.S. dollar-denominated debt securities issued by foreign corporations, Yankee bonds and supranational obligations. Yankee bonds are U.S. dollar-denominated obligations issued by foreign governments or companies. Supranational obligations are U.S. dollar-denominated obligations issued by international entities such as The World Bank and the Inter-American Development Bank.

                Additional Securities and Investment Practices
                 -----------------------------------------------
                        of the Growth & Income Fund Only
                        --------------------------------

     Common Stocks. The Fund's investments in common stocks will be diversified among industries and companies. Emphasis will be placed on common stocks which are trading at low valuation levels relative to their fundamentals such as price to current earnings either relative to the market or to the security's historic price-to-earnings relationship, in common stocks which are trading at low prices in relation to their prospects for long term growth in dividends and earnings, and in common stocks of issuers that have historically paid above-average or growing dividends.

     Under normal market conditions, at least 90% of the Fund's equity securities, including, for this purpose, the convertible securities described below, will be issued by large companies (i.e., companies with a market capitalization of more than $1 billion). Some investments (not to exceed 10% of the Fund's equity securities) also may be made in equity securities of medium and smaller sized companies (i.e., those companies with at least $250 million but less than $1 billion in capitalization) which may have the potential to generate high levels of future revenue and earnings growth and where the investment opportunity may not be fully reflected in the price of the securities but which may involve greater risks than investments in larger companies. There may be some additional risks associated with investments in smaller companies because their shares tend to be less liquid than securities of larger companies. Further, shares of small companies are generally more sensitive to purchase and sale transactions and changes in the issuer's financial condition and, therefore, the prices of such stocks may be more volatile than those of larger company stocks.

     Convertible Securities. The Fund will seek to invest in convertible securities that provide current income and are issued by companies that have a strong earnings and credit record. The Fund may purchase convertible securities that are fixed-income debt securities or preferred stocks, and which may be converted at a stated price within a specified period of time into a certain quantity of the common stock of the same issuer. Convertible securities, while usually are subordinate to similar non-convertible securities, are senior to common stocks in an issuer's capital structure. Convertible securities offer flexibility by providing the investor with a steady income stream (generally yielding a lower amount than similar non-convertible securities and a higher amount than common stocks) as well as the opportunity to take advantage of increases in the price of the issuer's common stock through the conversion feature. Fluctuations in the convertible security's price can reflect changes in the market value of the common stock or changes in market interest rates.

             Special Factors Affecting the California Tax-Free Fund
             ------------------------------------------------------

     Certain California constitutional amendments, legislative measures, executive orders, civil actions and voter initiatives, as well as the general financial condition of the state, could adversely affect the ability of issuers of California municipal obligations to pay interest and principal on such obligations. The following information constitutes only a brief summary, does not purport to be a complete description, and is based on information drawn from official statements relating to securities offerings of the State of California and various local agencies, available as of the date of this Statement of Additional Information. While Griffin Advisors has not independently verified such information, it has no reason to believe that such information is incorrect in any material respect.

     The California Economy and General Information. From mid-1990 to late 1993, the state suffered a recession with the worst economic, fiscal and budget conditions since the 1930s. Construction, manufacturing (particularly related to defense), exports and financial services, among others, were all severely affected. Job losses had been the worst of any post-war recession.
Unemployment reached 10.1% in January 1994, but fell sharply to 7.7% in October and November 1994, reflecting the state's recovery from the recession.

     The recession seriously affected California tax revenues, which basically mirror economic conditions. It also caused increased expenditures for health and welfare programs. In addition, the state has been facing a structural imbalance in its budget with the largest programs supported by the General Fund (e.g., K-12 schools and community colleges--also known as "K-14 schools," health and welfare, and corrections) growing at rates higher than the growth rates for the principal revenue sources of the General Fund. As a result, the state experienced recurring budget deficits in the late 1980s and early 1990s. The state's Controller reported that expenditures exceeded revenues for four of the five fiscal years ending with 1991-92. Moreover, California accumulated and sustained a budget deficit in its Special Fund for Economic Uncertainties ("SFEU") approaching $2.8 billion at its peak at June 30, 1993.

     The accumulated budget deficits during the early 1990's, together with expenditures for school funding which are not reflected in the state's budget, and reduction of available internal borrowable funds, combined to significantly deplete the state's cash resources to pay its ongoing expenses. In order to meet its cash needs, the state has had to rely for several years on a series of external borrowings, including borrowings past the end of a fiscal year. Such borrowings are expected to continue in future fiscal years. To meet its cash flow needs in the 1995-96 fiscal year, California issued $2 billion of revenue anticipation warrants which matured on June 28, 1996. Because of the state's deteriorating budget and cash situation, the rating agencies reduced the state's credit ratings between October 1991 and July 1994. Moody's Investors Service lowered its rating from "Aa" to "A1," Standard & Poor's Ratings Group lowered its rating from "AAA" to "A" and termed its outlook as "stable," and Fitch Investors Service lowered its rating from "AA" to "A."

     However, since the start of 1994, California's economy has been recovering steadily. Employment grew in excess of 500,000 during 1994 and 1995, and is expected to continue to grow in 1996. Because of the improving economy and California's fiscal austerity, the state has had operating surpluses for its past four consecutive fiscal years through 1995-96 and has forecast a balanced 1996-97 fiscal year budget. In addition, the SFEU was projected to have a small negative balance of approximately $70 million as of June 30, 1996, all but eliminating the accumulated budget deficit of the early 1990's, and a modest reserve of $305 million, as of June 30, 1997. For these and other reasons, Standard & Poors upgraded its rating of California municipal obligations back to "A+" on July 15, 1996.

     Local Governments. On December 6, 1994, Orange County, California became the largest municipality in the United States to file for protection under the Federal Bankruptcy laws. The filing stemmed from approximately $1.7 billion in losses suffered by the county's investment pool because of investments in high risk "derivative" securities. In September 1995,

California's legislature approved legislation permitting the county to use for bankruptcy recovery $820 million over 20 years in sales taxes previously earmarked for highways, transit, and development. In June 1996, the county completed an $880 million bond offering secured by real property owned by the county. In June 1996, the county emerged from bankruptcy.

     On January 17, 1994, an earthquake of the magnitude of an estimated 6.8 on the Richter Scale struck Los Angeles County, California causing significant damage to public and private structures and facilities. While county residents and businesses suffered losses totaling in the billions of dollars, the overall effect of the earthquake on the county's and California's economy is not expected to be serious. However, Los Angeles County is experiencing financial difficulty due in part to the severe operating deficits for the county's health care system. In August 1995, the credit rating of the county's long term bonds was downgraded for the third time since 1992. Although the county has received federal and state assistance, it is still facing a potential budget gap of approximately $1 billion in the 1996-97 fiscal year. Even though the state has no existing obligations with respect to either Orange County or Los Angeles County, the state may be required to intervene and provide funding if the counties cannot maintain certain programs because of insufficient resources.

     State Finances. The moneys of California are segregated into the General Fund and approximately 600 Special Funds. The General Fund consists of the revenues received by the state's Treasury and not required by law to be credited to any other fund, as well as earnings from state moneys not allocable to another fund. The General Fund is the principal operating fund for the majority of governmental activities and is the depository of most major revenue sources of the state. The General Fund may be expended as the result of appropriation measures by California's Legislature and approved by the Governor, as well as appropriations pursuant to various constitutional authorizations and initiative statutes.

     The SFEU is funded with General Fund revenues and was established to protect California from unforeseen revenue reductions and/or unanticipated expenditure increases. Amounts in the SFEU may be transferred by the state's Controller to meet cash needs of the General Fund. The Controller is required to return moneys so transferred without payment of interest as soon as there are sufficient moneys in the General Fund. Any appropriation made from the SFEU is deemed an appropriation from the General Fund, for budgeting and accounting purposes. For year-end reporting purposes, the Controller is required to add the balance in the SFEU to the balance in the General Fund so as to show the total moneys then available for General Fund purposes.

     Inter-fund borrowing has been used for several years to meet temporary imbalances of receipts and disbursements in the General Fund. As of June 30, 1996, the General Fund had outstanding loans from the SFEU and other Special Funds of approximately $1.5 billion.

     Changes in California Constitutional and Other Laws. In 1978, California voters approved an amendment to the California Constitution known as "Proposition 13," which added Article XIIIA to the California Constitution.
Article XIIIA limits ad valorem taxes on real property and restricts the ability of taxing authorities to increase real property taxes. However, legislation passed subsequent to Proposition 13 provided for the redistribution of California's General Fund surplus to local agencies, the reallocation of revenues to local agencies and the assumption of certain local obligations by the state so as to assist California municipal issuers to raise revenue to pay their bond obligations. It is unknown whether additional revenue redistribution legislation will be enacted in the future and whether, if enacted, such legislation will provide sufficient revenue for such California issuers to pay their obligations. California is also subject to another Constitutional Amendment, Article XIIIB, which may have an adverse impact on California state and municipal issuers. Article XIIIB restricts the state from spending certain appropriations in excess of an appropriation's limit imposed for each state and local government entity. If revenues exceed such appropriation's limit, such revenues must be returned either as revisions in the tax rates or fee schedules.

     In 1988, California voters approved "Proposition 98," which amended Article XIIIB and Article XVI of the state's Constitution. Proposition 98 (as modified by "Proposition 111," which was enacted in 1990), changed state funding of public education below the university level and the operation of the state's appropriations limit, primarily by guaranteeing K-14 schools a minimum share of General Fund revenues. In 1986, California voters approved "Proposition 62," which provided in part that any tax for general governmental purposes imposed by a local government be approved by a two-thirds vote of the governmental entity's legislative body and by a majority of its electorate and that any special tax imposed by a local government be approved by a two-thirds vote of the electorate. In September 1995, the California Supreme Court upheld the constitutionality of Proposition 62, creating uncertainty as to the legality of certain local taxes enacted by nonchartered cities in California without voter approval.

     Other Information. Certain debt obligations held by the California Tax-Free Fund may be obligations payable solely from lease payments on real or personal property leased to the state, cities, counties or their various public entities. California law provides that a lessor may not be required to make payments during any period that it is denied use and occupancy of the property in proportion to such loss. Moreover, the lessor only agrees to appropriate funding for lease payments in its annual budget for each fiscal year. In case of a default under the lease, the only remedy available against the lessor is that of reletting the property; no acceleration of lease payments is permitted. Each of these factors presents a risk that the lease financing obligations held by the California Tax-Free Fund would not be paid in a timely manner.

     Certain debt obligations held by the California Tax-Free Fund may be obligations payable solely from the revenues of health care institutions. The method of reimbursement for indigent care, California's selective contracting with health care providers for such care and selective contracting by health insurers for care of its beneficiaries now in effect under California and federal law may adversely affect these revenues and, consequently, payment on those debt obligations.

     There can be no assurance that general economic difficulties or the financial circumstances of California or its towns and cities will not adversely affect the market value of California municipal securities or the ability of obligors to continue to make payments on such securities.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE


     The Advisers are responsible for decisions to buy and sell securities for the Funds, the selection of brokers and dealers to effect the transactions and the negotiation of brokerage commissions. Other than listed securities, securities purchased and sold by the Funds generally will be traded on a net basis (i.e., without commission). Purchases and sales of securities on a securities exchange are effected through brokers who charge a commission for their services. Brokerage commissions on United States securities exchanges are subject to negotiation between the Advisers and the broker. Such commissions vary among different brokers. Also, a particular broker may charge different commissions according to such factors as the difficulty and size of the transaction. Fixed income securities and securities traded in the over-the-counter market, are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid.

     The Advisers place all orders for the purchase and sale of portfolio securities, options and futures contracts for the Funds and buys and sells such securities, options and futures for the Funds through a number of broker-dealers. In so doing, the Advisers use their best efforts to obtain for the Funds the most favorable price and execution available, except to the extent it may be permitted to pay higher brokerage commissions as further described below. Subject to applicable limitations of the federal securities laws, the Advisers will consider, in selecting broker-dealers, various relevant factors, including, but not limited to, the size and type of the transaction; the nature and character of the markets for the security to be purchased or sold; the execution efficiency, settlement capability and financial condition of the broker-dealer firm; the broker-dealer's execution services rendered on a continuing basis; and the reasonableness of any commissions.

     The Funds may execute portfolio transactions with broker-dealers who provide research and execution services to the Funds and other accounts over which an Adviser or its affiliates exercise investment discretion. Such services may include advice concerning the value of securities; the advisability of investing in, purchasing or selling securities; the availability of securities or the purchasers or sellers of securities; furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and performance of accounts; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). The Advisers maintain listings of broker-dealers who provide such services on a regular basis. However, as many transactions on behalf of the Funds are placed with broker-dealers (including broker-dealers on the lists) without regard to the furnishing of such services, it is not possible to estimate the proportion of such transactions directed to such broker-dealers solely because such services were provided. The selection of such broker-dealers is generally made by an Adviser (to the extent possible consistent with execution considerations) based upon the quality of research and execution services provided.

     The receipt of research from broker-dealers that execute transactions on behalf of the Funds may be useful to an Adviser in rendering investment management services to the Funds and/or their other clients, and conversely, such research provided by broker-dealers who have executed transaction orders on behalf of other clients of an Adviser may be useful to the Adviser in carrying out its obligations to one or more Funds. The receipt of such research enables the Advisers to avoid the additional expenses that could be incurred if the Advisers tried to develop comparable information through their own efforts.

     As permitted by Section 28(e) of the Securities Exchange Act of 1934, an Adviser may cause a Fund to pay a broker-dealer which provides "brokerage and research services" (as defined in such Act) to the Adviser an amount of commission for effecting a securities transaction for the Fund that is in excess of the commission that another broker-dealer would have charged for effecting the transaction. In order to cause the Funds to pay such higher commissions, an Adviser must determine in good faith that such commissions are reasonable in relation to the value of the brokerage and research services provided by such executing broker-dealers viewed in terms of a particular transaction or the overall responsibilities of the Adviser to the Fund(s) and their other clients. In reaching this determination, an Adviser will not attempt to place a specific dollar value on the brokerage and research services provided or to determine what portion of the compensation should be related to those services.

     The Advisers and their affiliates manage several other investment accounts, some of which may have investment objectives similar to those of one or more Funds. It is possible that, at times, identical securities will be appropriate for investment by one or more Funds and by one or more of such investment accounts. The position of each account, however, in the securities of the same issuer may vary and the length of time that each account may choose to hold its investment in the securities of the same issuer likewise may vary. The timing and amount of purchase by each account will also be determined by its cash position. If the purchase or sale of securities consistent with the investment policies of a Fund and one or more of these accounts is considered at or about the same time, transactions in such securities will be allocated among the accounts in a manner deemed equitable by the Adviser. There may be circumstances under which purchases or sales of portfolio securities by an Adviser for one or more clients will have an adverse effect on other clients of the Adviser.

     During the fiscal year ended September 30, 1996, the Company, on behalf of the Growth & Income Fund and the Growth Fund and pursuant to agreements or understandings, directed $47,903,195 and $6,870, respectively, in aggregate brokerage transactions to brokers due to research and brokerage services they provided, and such brokers received related commissions of approximately $79,472 and $5, respectively.

     The Directors periodically review the performance of the Advisers regarding their responsibilities in connection with the placement of portfolio transactions on behalf of each Fund and review the commissions paid by each Fund over representative periods of time to determine if they are reasonable in relation to the benefits received by each Fund.

     During the fiscal years ended September 30, 1994, 1995 and 1996, the Funds paid brokerage commissions as follows:


                       Fiscal Year Ended   Fiscal Year Ended  Fiscal Year Ended
     Fund                   9/30/94             9/30/95            9/30/96
     ----              -----------------   -----------------  -----------------
Growth & Income Fund        $19,046*            $70,409           $222,021***
Growth Fund                 N/A                 $ 3,621**         $ 18,727
-----------------

* For the period from commencement of operations on October 19, 1993 through September 30, 1994.

** For the period from commencement of operations on June 12, 1995 through September 30, 1995.

*** The increase in the brokerage commissions paid by the Fund is the result of the Fund's growth in assets.

     In addition, as of the close of The Griffin Funds' fiscal year on September 30, 1996, the Money Market Fund, the Bond Fund, the Short-Term Bond Fund and the Growth Fund held securities of their regular broker-dealers (or the parents thereof) with a market value as follows: Money Market Fund: Ford Motor Credit Corp. ($8,866,000); Bond Fund: Merrill Lynch ($662,000); PaineWebber ($395,000); Donaldson, Lufkin & Jenrette ($281,000); Prudential ($252,000); and Ford Motor Credit Corp. ($599,000); Short-Term Bond Fund: Ford Motor Credit Corp. ($52,000); and PaineWebber ($107,000); and Growth Fund: State Street Bank & Trust Company ($86,000); and Investment Technology Group (ITG) ($87,000).


                       VALUATION OF PORTFOLIO SECURITIES

     Money Market Funds. Each Money Market Fund values its investments on the basis of amortized cost. This technique involves valuing an instrument at its cost as adjusted for amortization of premium or accretion of discount rather than its value based on current market quotations or appropriate substitutes which reflect current market conditions. The amortized cost value of an instrument may be higher or lower than the price the Fund would receive if it sold the instrument.

     Valuing each Fund's instruments on the basis of amortized cost and use of the term "money market fund" are permitted by Rule 2a-7 under the 1940 Act. The Funds must adhere to certain conditions under Rule 2a-7; these conditions are summarized in the Prospectus.

     The Board of Directors of The Griffin Funds oversees the Adviser's adherence to SEC rules concerning money market funds, and has established procedures designed to stabilize each Fund's net asset value ("NAV") at $1.00 per share. At such intervals as they deem appropriate, the Directors consider the extent to which NAV calculated by using market valuations would deviate from $1.00 per share. In the event such deviation from the Fund's amortized cost per share exceeds 1/2 of 1 percent, the Board of Directors will promptly consider what corrective action, if any, should be initiated. If the Directors believe that a deviation from the Fund's amortized cost per share may result in material dilution or other unfair results to shareholders, the Directors have agreed to take such corrective action, if any, as they deem appropriate to eliminate or reduce, to the extent reasonably practicable, the dilution or unfair results. Such corrective action could include selling portfolio instruments prior to maturity to realize capital gain or losses or to shorten average portfolio maturity; withholding dividends; redeeming shares in kind;

establishing NAV by using available market quotations; and such other measures as the Directors may deem appropriate.

     During periods of declining interest rates, a Fund's yield based on amortized cost may be higher than the yield based on market valuations. Under these circumstances, a shareholder in a Fund may be able to obtain a somewhat higher yield than would result if the Fund utilized market valuations to determine its NAV. The converse would apply in a period of rising interest rates.

     Non-Money Market Funds. Securities owned by each Fund are appraised by various methods depending on the market or exchange on which they trade. Securities traded on the New York Stock Exchange or the American Stock Exchange are appraised at the last sale price, or if no sale has occurred, at the latest quoted bid price. Securities traded on other exchanges are appraised as nearly as possible in the same manner. Securities and other assets for which exchange quotations are not readily available are valued on the basis of closing over-the-counter bid prices, if available, or at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Directors. Debt obligations with remaining maturities of 60 days or less are valued either at amortized cost (unless the Board of Directors determines that amortized cost does not reflect the securities' fair value) or at original cost plus accrued interest.

     Foreign securities are valued at the last sale price in the principal market where they are traded, or, if last sale prices are unavailable, at the last bid price available prior to the time a Fund's NAV is determined. Foreign security prices are furnished by quotation services who express the value of securities in their local currency and are then translated from the local currency into U.S. dollars at current exchange rates. Any changes in the value of forward contracts due to exchange rate fluctuations are included in the determination of NAV.

                                  PERFORMANCE

     The Funds may quote performance in various ways. All performance information supplied by the Funds in advertising is historical and is not intended to indicate future returns. A Fund's yield and total return fluctuate in response to market conditions and other factors.

                               Yield Calculations
                               ------------------

     Money Market Funds. From time to time, the "yield" and "effective yield" of the shares of the Money Market Fund and the Tax-Free Money Market Fund may be presented in advertisements, sales literature and in reports to shareholders. The "yield" and "effective yield" of shares of the Money Market Fund and the Tax-Free Money Market Fund are computed separately according to formulas prescribed by the Securities and Exchange Commission. The standardized seven-day yield is computed by determining the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account in the particular Fund involved having a balance of one share at the beginning of the period, dividing the net change in account value by the value of the account at the beginning of the base period to obtain the base return, and multiplying the base period return by (365/7). The net change in the value of an account in each Fund includes the value of additional shares purchased with dividends from the original share, and dividends declared on both the original share and any such additional shares; and all fees, other than nonrecurring account or sales charges, that are charged to shareholder accounts in proportion to the length of the base period and the Fund's average account size. The capital changes to be excluded from the calculation of the net change in account value are realized gains and losses from the sale of securities and unrealized appreciation and depreciation. The effective annualized yield for shares of a Fund is computed by compounding the unannualized base period return (calculated as above) by adding 1 to the base period return, raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result.

     For the seven-day period ended September 30, 1996, the yield and effective yield of the Money Market Fund and the Tax-Free Money Market Fund were as follows:


                                              Effective
                                    Yield       Yield
                                    -----       -----
     Money Market Fund              4.86%     4.98%
     Tax-Free Money Market Fund     3.00%     3.04%


     The Tax-Free Money Market Fund also may quote "tax equivalent yield." Tax-equivalent yield is the rate an investor would have to earn from a fully taxable investment to equal the Tax-Free Money Market Fund's tax-free yield. Tax-equivalent yield is calculated by dividing the Tax-Free Money Market Fund's yield by the result of one minus a stated federal or combined federal and state tax rate. (If only a portion of the Tax-Free Money Market Fund's yield is tax-exempt, only that portion is adjusted in the calculation.) For the 7-day period ending September 30, 1996, the tax-equivalent yield of the Tax-Free Money Market Fund (assuming a 39.6% federal tax rate) was 4.97%.

     The table below shows the effect of a shareholder's tax status on effective yield under the federal income tax laws for 1996. It shows the approximate yield a taxable security must earn at various income brackets to produce after-tax yields equivalent to those of tax-exempt obligations, yielding from 2.5% to 6.5%. Of course, no assurance can be given that the Tax-Free Money Market Fund will achieve any specific tax-exempt yield. While the Tax-Free Money Market Fund invests principally in obligations whose interest is exempt from federal income tax, other income received by the Tax-Free Money Market Fund may be taxable.

                1996 Federal Tax Rates and Tax-Equivalent Yields
                ------------------------------------------------

                                                            If individual tax-exempt yield is:
                                             Federal
                                               Tax          2.5%     3.0%     3.5%    4.0%    4.5%    5.0%   5.5%   6.0%    6.5%
         Taxable Income*                     Bracket
         ---------------                     -------
    Single Return           Joint Return                    Then taxable equivalent yield is:**
------------------------------------------------------------------------------------------------------------------------------------

Over      But Not Over  Over      But Not Over
$0            $24,000   $0          $40,100    15.0%     2.94%         3.53%    4.12%   4.71%   5.29%   5.88%  6.47%  7.06%   7.65%
$24,001       $58,150   $40,101     $96,900    28.0%     3.47%         4.17%    4.86%   5.56%   6.25%   6.94%  7.64%  8.33%   9.03%
$58,151       $121,300  $96,901     $147,700   31.0%     3.62%         4.35%    5.07%   5.80%   6.52%   7.25%  7.97%  8.70%   9.42%
$121,301      $263,750  $147,701    $263,750   36.0%     3.91%         4.69%    5.47%   6.25%   7.03%   7.81%  8.59%  9.38%  10.16%
  over $263,750           over $263,750        39.6%     4.14%         4.97%    5.79%   6.62%   7.45%   8.28%  9.11%  9.93%  10.76%
------------------------------------------------------------------------------------------------------------------------------------

*   Net taxable income after all exemptions, adjustments and deductions.

** Based on 1996 tax rates (effective rates may be higher for some individuals due to phase out of exemptions and elimination of deductions).

     The Tax-Free Money Market Fund may invest a portion of its assets in obligations that are subject to federal income tax. When the Tax-Free Money Market Fund invests in these obligations, its tax-equivalent yield may be lower. In the table above, tax-equivalent yields are calculated assuming investments are 100% federally tax-free.

     Yield information may be useful in reviewing a Fund's performance and in providing a basis for comparison with other investment alternatives. However, a Fund's yield fluctuates, unlike investments that pay a fixed interest rate over a stated period of time. When comparing investment alternatives, investors should also note the quality and maturity of the portfolio securities of the respective investment companies they have chosen to consider.

     Investors should recognize that in periods of declining interest rates each Fund's yield will tend to be somewhat higher than prevailing market rates, and in periods of rising interest rates each Fund's yield will tend to be somewhat lower. Also, when interest rates are falling, the inflow of net new money to each Fund from the continuous sale of its shares will likely be invested in instruments producing lower yields than the balance of the Fund's holdings, thereby reducing such Fund's current yield. In periods of rising interest rates, the opposite can be expected to occur.

     Non-Money Market Funds. From time to time, the standardized 30-day yield of Class A and Class B Shares of the Non-Money Market Funds may be presented in advertisements, sales literature and in reports to shareholders. The yield of the Class A and Class B Shares of the Non-Money Market Funds is a measure of the net investment income per share (as defined) earned over a 30-day period expressed as a percentage of the maximum offering price of a share of such classes at the end of the period. Yield figures are determined by dividing the net investment income per share earned during the specified 30-day period by the maximum offering price per share on the last day of the period, according to the following formula:

             a-b
Yield = 2[-------- to the 6th power - 1]
          (cd + 1)

Where:  a  =    dividends and interest earned during the period
        b  =    expenses accrued for the period (net of reimbursements)
        c  =    average daily number of shares outstanding during the period that were entitled to receive dividends
        d  =    maximum offering price per share on the last day of the period

     For purposes of yield quotations, income is calculated in accordance with standardized methods applicable to all stock and bond mutual funds. In general, interest income is reduced with respect to bonds trading at a premium over their par value by subtracting a portion of the premium from income on a daily basis, and is increased with respect to bonds trading at a discount by adding a portion of the discount to daily income. Capital gains and losses are excluded from the calculation.

     Income calculated for the purposes of calculating a Fund's yield differs from income as determined for other accounting purposes. Because of the different accounting methods used, and because of the compounding assumed in yield calculations, the yield quoted for a Fund may differ from the rate of distributions a Fund paid over the same period or the rate of income reported in the Funds' financial statements.

     Yield information may be useful in reviewing the Funds' performance and in providing a basis for comparison with other investment alternatives. However, each Fund's yield fluctuates, unlike investments that pay a fixed interest rate over a stated period of time. When comparing investment alternatives, investors should also note the quality and maturity of the portfolio securities of the respective investment companies they have chosen to consider.

     For the 30-day period ended September 30, 1996, the standardized yields of the Class A Shares and Class B Shares of the Non-Money Market Funds were as follows:


                                           Yield for
                                         30-Day Period
 Fund                                    Ended 9/30/96
 ----                                    -------------

                               Class A Shares           Class B Shares
                               --------------           --------------
U.S. Government Income Fund        6.45%                    6.24%
Bond Fund                          6.37%                    6.17%
California Tax-Free Fund           4.74%                    4.45%
Municipal Bond Fund                4.66%                    4.38%
Growth & Income Fund               1.40%                    0.98%
Growth Fund                           0%                       0%
Short-Term Bond Fund               5.77%                    5.48%

     Investors should recognize that in periods of declining interest rates the Funds' yields will tend to be somewhat lower. Also, when interest rates are falling, the inflow of net new money to a Fund from the continuous sale of its shares will likely be invested in instruments producing lower yields than the balance of the Funds' holdings, thereby reducing the Funds' current yields. In periods of rising interest rates, the opposite can be expected to occur.

     Tax Equivalent Yield. Tax-equivalent yield is the rate an investor would have to earn from a fully taxable investment after taxes to equal the tax-free yield of either the California Tax-Free Fund or the Municipal Bond Fund. Tax-equivalent yields are calculated by dividing a fund's yield by the result of one minus a stated federal or combined federal and state tax rate. (If only a portion of the fund's yield is tax-exempt, only that portion is adjusted in the calculation.)

     For the 30-day period ending September 30, 1996, the Class A Shares of the Municipal Bond Fund and the California Tax-Free Fund produced tax-equivalent yields of 7.72% and 7.84%, respectively, based on an assumed federal tax rate of 39.6%. And, for the 30-day period ending September 30, 1996, the Class B Shares of the Municipal Bond Fund and the California Tax-Free Fund produced tax-equivalent yields of 7.25% and 7.37%, respectively, based on an assumed federal tax rate of 39.6%.

     California Tax-Free Fund. The tables below show the effect of a shareholder's tax status on the effective yield under federal and state income tax laws for 1996. They show the approximate yield a taxable security must provide at various income brackets to produce after-tax yields equivalent to those of tax-exempt obligations yielding from 2.0% to 7.0%. Of course, no assurance can be given that the California Tax- Free Fund will achieve any specific tax-exempt yield. While the Fund invests principally in obligations whose interest is exempt from federal and state income tax, other income received by the Fund may be taxable. The Fund does not take into account local taxes, if any, payable on fund distributions.


                                                                   1996 Combined
                                                                  California and
                                                                      Federal
                                                  1996 Federal       Effective
         Single Return          Joint Return      Marginal Tax      Marginal Tax
        Taxable Income*        Taxable Income*      Bracket          Bracket**
        ---------------        ---------------      -------            ---------
      $18,357 - $24,000      $36,714 - $41,000      15%                20.1%
      $24,001 - $25,484      $40,101 - $50,968      28%                32.32%
      $25,485 - $32,207      $50,969 - $64,414      28%                33.76%
      $32,208 - $58,150      $64,415 - $96,900      28%                34.70%
      $58,151 - $111,695     $96,901 - $147,700     31%                37.42%
      $111,696 - $121,300                           31%                37.9%
                             $147,701- $223,390     36%                41.95%
      $121,301 - $223,390    $223,391- $263,750     36%                42.4%
      $223,391 - $263,750                           36%                43.04%
                             $263,751- $446,780     39.6%              45.64%
        over $263,750           over $446,780       39.6%              46.24%

     *   Net taxable income after all exemptions, adjustments and deductions.

     ** Based on rates applicable in 1996 and assuming one exemption for single filers and two exemptions for married couples filing jointly (except that marginal rates may be higher for some individuals due to phase out of exemptions and elimination of deductions).


     Having determined your combined effective tax bracket above, use the table below to determine the tax equivalent yield for a given tax-free yield.


     If your effective combined federal and California income tax rate in 1996 is:

                           20.10%     32.32%    33.76%    34.70%    37.42%    37.90%    41.95%    42.40%  43.04%  45.64%  46.24%

To match
these tax-
free rates:                Your taxable investment would have to earn the following yield
2%                          2.50%      2.96%     3.02%     3.06%     3.20%     3.22%     3.45%     3.47%   3.51%   3.68%   3.72%

3%                          3.75%      4.43%     4.53%     4.59%     4.79%     4.83%     5.17%     5.21%   5.27%   5.52%   5.58%

4%                          5.01%      5.91%     6.04%     6.13%     6.39%     6.44%     6.89%     6.94%   7.02%   7.36%   7.44%

5%                          6.26%      7.39%     7.55%     7.66%     7.99%     8.05%     8.61%     8.68%   8.78%   9.20%   9.30%

6%                          7.51%      8.87%     9.06%     9.19%     9.59%     9.66%    10.34%    10.42%  10.53%  11.04%  11.16%

7%                          8.76%     10.34%    10.57%    10.72%    11.19%    11.27%    12.06%    12.15%  12.29%  12.88%  13.02%

     The California income tax rates are those in effect for 1996. The rates listed reflect the 1996 inflation adjusted tax brackets. The Fund may invest a portion of its assets in obligations that are subject to state or federal income taxes. When the Fund invests in these obligations, its tax-equivalent yields will be lower. In the table above, tax-equivalent yields are calculated assuming investments are 100% federally and state tax-free.

     Total Return Calculations. From time to time, the average annual and cumulative total return of Class A and Class B shares of the Non-Money Market Funds over stated periods may be presented in advertisements, sales literature and in reports to shareholders. Total return measures both the net investment income generated by, and the effect of any realized or unrealized appreciation or depreciation of the underlying investments in a Fund. The Funds' average annual and cumulative total return figures are computed in accordance with the standardized methods prescribed by the SEC.

     Average annual total return figures are computed by determining the average annual compounded rates of return over the periods indicated in the advertisement, sales literature or shareholders' report that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                               P(1 + T)/n/ = ERV

Where: P   =  a hypothetical initial payment of $1,000
       T   =  average annual total return
       n   =  number of years
       ERV =  ending redeemable value at the end of the period of a hypothetical
              $1,000 payment made at the beginning of such period (or fractional portion thereof)

This calculation (i) assumes all dividends and distributions are reinvested at net asset value on the appropriate reinvestment dates as described in the Prospectuses, and (ii) deducts (a) the maximum sales charge from the hypothetical initial $1,000 investment, and (b) all recurring fees, such as advisory and administrative fees, charged as expenses to all shareholder accounts.

     While average annual total returns are a convenient means of comparing investment alternatives, investors should realize that a fund's performance is not constant over time, but changes from year to year, and that average annual total returns represent averaged figures as opposed to the actual year-to-year performance of a Fund.

     Cumulative total return is computed by finding the cumulative compounded rate of return over the period indicated in the advertisement that would equate the initial amount invested to the ending redeemable value, according to the following formula:

       CTR =  (ERV-P) 100
               -----
                 P
Where: CTR =  Cumulative total return

       ERV = ending redeemable value at the end of the period of a hypothetical $1,000 payment made at the beginning of such period

       P   =  initial payment of $ 1,000.

This calculation (i) assumes all dividends and distributions are reinvested at net asset value on the appropriate reinvestment dates as described in the Prospectuses, and (ii) deducts (a) the maximum sales charge from the hypothetical initial $1,000 investment, and (b) all recurring fees, such as advisory and administrative fees, charged as expenses to all shareholder accounts.

     Average annual and cumulative total returns may be quoted as a percentage or as a dollar amount, and may be calculated for a single investment, a series of investments, or a series of redemptions over any time period. Total returns may be broken down into their components of income and capital (including capital gains and changes in share price, if any) in order to illustrate the relationship of these factors and their contributions to total return. Total returns, yields, and other performance information may be quoted numerically or in a table, graph, or similar illustration.

     For the periods ended September 30, 1996, the total returns of the Class A and Class B Shares of the Non-Money Market Funds, before deducting applicable sales charges, were as follows:

                                         Class A                            Class B
                                         -------                            -------
                               Year Ended       Since Inception   Year Ended       Since Inception
      Fund                       9/30/96          (10/13/93)(1)     9/30/96          (11/1/94)(1)
     -----                       -------           -----------      -------           ----------
U. S. Government Income Fund       4.02%                 4.97%        3.51%                8.55%
Bond Fund                          3.12%                 3.48%        2.62%                8.32%
California Tax-Free Fund           5.23%                 2.73%        4.70%                8.97%
Municipal Bond Fund                4.64%                 3.07%        4.22%                8.83%
Growth & Income Fund              18.08%                17.48%       17.48%               24.47%



                                         Class A                            Class B
                                         -------                            -------
                               Year Ended       Since Inception   Year Ended       Since Inception
      Fund                       9/30/96         (6/21/95)(1)       9/30/96         (6/12/95)(1)
      ----                       -------          ----------        -------          ----------
Short-Term Bond Fund               4.82%               5.50%          4.29%               5.25%
Growth Fund                       18.35%              27.94%         17.80%              27.41%

--------------------
(1)  These figures have been annualized.

   For the three year period ended December 31, 1996, the average annual total returns for the Class A Shares of the following Non-Money Market Funds, before deducting applicable sales charges, were:


                                       Three Years
                                         Ended
       Fund                             12/31/96
       ----                            -----------
     U.S. Government Income Fund         5.65%
     Bond Fund                           4.95%
     California Tax-Free Fund            3.58%
     Municipal Bond Fund                 3.52%
     Growth & Income Fund               19.70%

     For the periods ended September 30, 1996, the total returns of the Class A and Class B Shares of the Non-Money Market Funds, after deducting applicable sales charges, were as follows:

                                           Class A(2)                             Class B
                                           ----------                             -------
                                 Year Ended          Since Inception    Year Ended       Since Inception
      Fund                        9/30/96              (10/13/93(1)     9/30/96(3)       (11/1/94)(1)(3)
      ----                        -------              ------------     ----------       ---------------
U.S. Government Income Fund        -0.71%                 3.33%           -1.49%               6.60%
Bond Fund                          -1.48%                 1.88%           -2.38%               6.36%
California Tax-Free Fund            0.53%                 1.15%           -0.30%               7.02%
Municipal Bond Fund                -0.03%                 1.47%           -0.78%               6.89%
Growth & Income Fund               12.80%                15.66%           12.48%              22.76%

                                           Class A                               Class B
                                           -------                               -------
                                 Year Ended       Since Inception      Year Ended       Since Inception
      Fund                        9/30/96           (6/12/95)(1)       9/30/96(3)       (6/12/95)(1)(3)
      ----                        -------           ------------       ----------       ---------------
Short-Term Bond Fund               1.20%(4)            2.69%(4)           0.29%               2.98%
Growth Fund                       13.02%(2)           23.53%(2)          12.80%              24.56%

(1)  These figures have been annualized.
(2)  These figures reflect the deduction of the maximum initial sales charge
     with respect to Class A Shares   (4.50%).
(3) These figures reflect the deduction of the maximum applicable contingent deferred sales charge.
(4)  These figures reflect the deduction of the maximum initial sales charge of
     with respect to Class A Shares   (3.50%).


         For the three year period ended December 31, 1996, the average annual total returns for the Class A Shares of the following Non-Money Market Funds, after deducting applicable sales charges, were:

                                      Three Years
                                         Ended
          Fund                         12/31/96
          ----                         ----------
     U.S. Government Income Fund         4.04%
     Bond Fund                           3.35%
     California Tax-Free Fund            2.01%
     Municipal Bond Fund                 1.94%
     Growth & Income Fund                17.88%

     For the periods ended September 30, 1996, the cumulative total returns of the Class A and Class B Shares of the Non-Money Market Funds, before deducting applicable sales charges, were as follows:

                                                   Class A                                         Class B
                                                   -------                                         -------
                                 Six Months      Year Ended   Since Inception     Six Months      Year Ended    Since Inception
   Fund                         Ended 9/30/96      9/30/96       (10/13/93)      Ended 9/30/96      9/30/96        (11/1/94)
   ----                         -------------      -------        --------       -------------      -------         -------
U.S. Government Income Fund             2.27%        4.02%          15.39%               2.02%        3.51%          17.05%
Bond Fund                               1.55%        3.12%          10.64%               1.31%        2.62%          16.56%
California Tax-Free Fund                2.37%        5.23%           8.29%               2.12%        4.70%          17.90%
Municipal Bond Fund                     2.10%        4.64%           9.35%               1.96%        4.22%          17.62%
Growth & Income Fund                    6.41%       18.08%          60.93%               6.14%       17.48%          52.17%
                                                   Class A                                         Class B
                                                   -------                                         -------
                                 Six Months      Year Ended   Since Inception     Six Months      Year Ended    Since Inception
   Fund                         Ended 9/30/96      9/30/96       (6/12/95)       Ended 9/30/96      9/30/96        (6/12/95)
   ----                         -------------      -------        -------        -------------      -------         -------
Short-Term Bond Fund                    2.24%        4.82%           7.25%               2.08%        4.29%            6.91%
Growth Fund                             9.82%       18.35%          37.99%               9.51%       17.80%           37.24%

   For the three year period ended December 31, 1996, the cumulative total returns for the Class A Shares of the following Non-Money Market Funds, before deducting applicable sales charges, were:

                                           Three Years
                                              Ended
       Fund                                 12/31/96
       ----                                 --------
     U.S. Government Income Fund              17.91%
     Bond Fund                                15.59%
     California Tax-Free Fund                 11.14%
     Municipal Bond Fund                      10.94%
     Growth & Income Fund                     71.51%

     For the periods ended September 30, 1996, the cumulative total returns of the Class A and Class B Shares of the Non-Money Market Funds, after deducting applicable sales charges, were as follows:


                                                Class A(1)                                         Class B
                                                ---------                                          -------
                                 Six Months     Year Ended    Since Inception    Six Months      Year Ended       Since Inception
   Fund                        Ended 9/30/96      9/30/96        (10/13/93)     Ended 9/30/96     9/30/96(2)         (11/1/94)(2)
   ----                        -------------      -------        ---------      -------------     ----------         ------------
U.S. Government Income Fund        -2.35%          -0.71%           10.17%         -2.98%            -1.49%            13.05%
Bond Fund                          -3.05%          -1.48%            5.64%         -3.69%            -2.38%            12.56%
California Tax-Free Fund           -2.18%           0.53%            3.42%         -2.88%            -0.30%            13.90%
Municipal Bond Fund                -2.46%          -0.03%            4.41%         -3.04%            -0.78%            13.62%
Growth & Income Fund                1.69%          12.80%           53.66%          1.14%            12.48%            48.17%

                                                  Class A                                          Class B
                                                  -------                                          -------
                                 Six Months     Year Ended    Since Inception    Six Months      Year Ended       Since Inception
   Fund                        Ended 9/30/96      9/30/96        (6/12/95)      Ended 9/30/96     9/30/96            (6/12/95)
   ----                        -------------      -------        ---------      ------------      -------             --------
Short-Term Bond Fund               -1.29%(3)        1.20%(3)         3.53%(3)      -1.92%              0.29%(2)          3.91%(2)
Growth Fund                         4.87%(1)       13.02%(1)        31.80%(1)       4.51%             12.80%(2)         33.24%(2)

(1)  These figures reflect the deduction of the maximum initial sales charge
     with respect to Class A Shares   (4.50%).
(2) These figures reflect the deduction of the maximum applicable contingent deferred sales charge.
(3)  These figures reflect the deduction of the maximum initial sales charge of
     with respect to Class A Shares   (3.50%).

     For the three year period ended December 31, 1996, the cumulative total returns for the Class A Shares of the following Non-Money Market Funds, after deducting applicable sales charges, were:

                                    Three Years
                                       Ended
       Fund                          12/31/96
       ----                          --------
     U.S. Government Income Fund       12.61%
     Bond Fund                         10.39%
     California Tax-Free Fund           6.14%
     Municipal Bond Fund                5.94%
     Growth & Income Fund              63.79%

     A Fund's performance may be compared in advertising to the performance of other mutual funds in general or to the performance of particular types of mutual funds, especially those with similar objectives. Such comparisons may be expressed as mutual fund rankings prepared by Lipper Analytical Services, Inc. ("Lipper," sometimes also referred to as "Lipper Analytical Services"), an independent service located in Summit, New Jersey that monitors the performance of mutual funds. The Lipper performance analysis ranks funds on the basis of total return, assuming reinvestment of distributions, but does not take sales charges or redemptions fees into consideration, and is prepared without regard to tax consequences.

     The Funds may reference and discuss their Fund number, Quotron(TM) number, CUSIP number and current portfolio manager in advertising.

     From time to time, in reports and promotional literature, a Fund's performance also may be compared to other mutual funds tracked by financial or business publications and periodicals. For example, each Fund may quote Morningstar, Inc. in its advertising materials. Morningstar, Inc. is a mutual fund rating service that rates mutual funds on the basis of risk-adjusted performance. In addition, each Fund may quote financial or business publications and periodicals as they relate to fund management, investment philosophy, and investment techniques.

     Ibbotson Associates of Chicago, Illinois ("Ibbotson") provides historical returns of the capital markets in the United States, including common stocks, small capitalization stocks, long-term corporate bonds, intermediate-term government bonds, long-term government bonds, Treasury bills, the U.S. rate of inflation (based on the Consumer Price Index ("CPI")) and a combination of various capital markets. The Funds may use the long-term performance of these capital markets in order to demonstrate general long-term risk-versus-reward investment scenarios. The performance of these capital markets is based on the returns of several different indices and their respective returns. Ibbotson calculates total returns in the same method as the funds. Performance comparisons could also include the value of a hypothetical investment in any of the capital markets.

                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

     If the Directors determine that existing conditions make cash payments undesirable, redemption payments may be made in whole or in part in securities or other property, valued for this purpose as they are valued in computing a Fund's NAV. Shareholders receiving securities or other property on redemption may realize a gain or loss for tax purposes, and will incur any costs of sale, as well as the associated inconveniences.

     Pursuant to Rule 11a-3 under the 1940 Act, each Fund is required to give shareholders at least 60 days' written notice prior to terminating or modifying its exchange privilege. Under the Rule, the 60 day notification requirement may be waived if (i) the only effect of a modification would be to reduce or eliminate an administrative fee, redemption fee, or deferred sales charge ordinarily payable at the time of exchange, or (ii) if a Fund temporarily suspends the redemption of the shares to be exchanged as permitted under the 1940 Act or by the SEC, or the fund to be acquired suspends the sale of its shares because it is unable to invest amounts effectively in accordance with its investment objective and policies.

                            DISTRIBUTIONS AND TAXES

     Distributions. If you request to have distributions mailed to you and the U.S. Postal Service cannot deliver your checks, or if your checks remain uncashed for six months, the Advisers may reinvest your distributions at the then-current NAV. All subsequent distributions will then be reinvested until you provide the Advisers with alternative instructions.

     Taxes. Qualification of each Fund as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"), requires, among other things, that (a) each Fund derive at least 90% of its annual gross income from interest, payments with respect to securities loans, dividends and gains from the sale or other disposition of securities or options thereon; (b) each Fund derive less than 30% of its gross income from gains from the sale or other disposition of securities or options thereon held for less than three months; and (c) each Fund diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of each Fund's assets is represented by cash, government securities and other securities limited in respect of any one issuer to an amount not greater than 5% of the Fund's assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. Government obligations and the securities of other regulated investment companies), or in two or more issuers which the Fund controls and which are determined to be engaged in the same or similar trades or businesses. As a regulated investment company, each Fund will not be subject to federal income tax on its net investment income and net capital gains distributed to its shareholders, provided that it distributes to its shareholders at least 90% of its net investment income, including net tax-exempt income, earned in each year. Each Fund intends to pay out substantially all of its net investment income and net realized capital gains (if any) for each year.

     A 4% nondeductible federal excise tax will be imposed on each Fund (other than to the extent of a Fund's tax-exempt income) to the extent it does not meet certain minimum distribution requirements by the end of each calendar year. Each Fund will either actually or be deemed to distribute substantially all of its net investment income and net capital gains by the end of each calendar year and, thus, expects not to be subject to the excise tax.

     Income and dividends received by a Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. Although in some circumstances a regulated investment company can elect to "pass through" foreign tax credits to its shareholders, each Fund does not expect to be eligible to make such an election.

     Corporate shareholders of the Growth & Income Fund or the Growth Fund may be eligible for the dividends-received deduction on dividends distributed out of the Fund's net investment income attributable to dividends received from domestic corporations, which, if received directly by the corporate shareholder, would qualify for such deduction. In order to qualify for the dividends-received deduction, a corporate shareholder must hold the Fund shares paying the dividends upon which the deduction is based for at least 46 days.

     Depending upon state law, a portion of a Fund's dividends attributable to interest income derived from U.S. Government securities may be exempt from state and local taxation. The Funds will provide information on the portion of the Funds' dividends, if any, that qualify for this exemption.

     Federal Income Tax Rates. As of the printing of this SAI, the maximum individual tax rate applicable to ordinary income is 39.60% (marginal rates may be higher for some individuals due to phase out of exemptions and elimination of deductions); the maximum individual marginal tax rate applicable to net capital gains is 28.00%; the maximum corporate tax rate applicable to ordinary income and net capital gains is 35.00% (except that to eliminate the benefit of lower marginal corporate income tax rates, corporations which have taxable income in excess of $100,000 for a taxable year will be required to pay an additional amount of income tax of up to $11,750 and corporations which have taxable income in excess of $15,000,000 for a taxable year will be required to pay an additional amount of tax of up to $100,000). Naturally, the amount of tax payable by an individual or corporation will be affected by a combination of tax laws covering, for example, deductions, credits, deferrals, exemptions, sources of income and other matters.

     Capital Gain Distributions. To the extent that each Fund recognizes long-term capital gains, such gains will be distributed at least annually and these distributions will be taxable to shareholders as long-term capital gains, regardless of how long a shareholder has held Fund shares. Such distributions will be designated as capital gain distributions in a written notice mailed by the Fund to the shareholders not later than 60 days after the close of the Fund's taxable year.

     Other Distributions. With respect to the Money Market Funds, although dividends will be declared daily based on the Fund's daily earnings, for federal income tax purposes, the Fund's earnings and profits will be determined at the end of each taxable year and will be allocated pro rata over the entire year. For federal income tax purposes, only amounts paid out of earnings and profits will qualify as dividends. Thus, if during a taxable year a Money Market Fund's declared dividends (as declared daily throughout the year) exceed the Fund's earnings and profits (as determined at the end of the year), only that portion of the year's distributions which equals the year's earnings and profits will be deemed to have constituted a dividend. It is expected that each Money Market Fund's annual earnings and profits will equal the dividends declared during the year.

     Disposition of Fund Shares. If a shareholder receives a designated capital gain distribution (to be treated by the shareholder as a long-term capital gain) with respect to any Fund share and such Fund share is held for six months or less, then (unless otherwise disallowed) any loss on the sale or exchange of that Fund share will be treated as a long-term capital loss to the extent of the designated capital gain distribution. In addition, any loss realized by a shareholder upon the sale or redemption of Fund shares held less than six months is disallowed to the extent of any exempt-interest dividends received thereon by the shareholder. These rules shall not apply, however, to losses incurred under a periodic redemption plan.

     If a shareholder exchanges or otherwise disposes of Fund shares within 90 days of having acquired such shares and if, as a result of having acquired those shares, the shareholder subsequently pays a reduced sales charge on a new purchase of shares of the Fund or of a different regulated investment company, then the sales charge previously incurred acquiring the Fund's shares shall not be taken into account (to the extent such previous sales charges do not exceed the reduction in sales charges on the new purchase) for the purpose of determining the amount of gain or loss on the disposition, but will be treated as having been incurred in the acquisition of such other shares. Also, any loss realized on a redemption or exchange of shares of the Fund will be disallowed to the extent that substantially identical shares are reacquired within the 61-day period beginning 30 days before and ending 30 days after the shares are disposed of.

     Taxation of Fund Investments. Gains or losses on sales of portfolio securities by a Fund will generally be long-term capital gains or losses if the securities have been held by it for more than one year, except in certain cases such as where the Fund acquires a put or writes a call thereon. Gains recognized on the disposition of a debt obligation (including tax-exempt obligations purchased after April 30, 1993) purchased by the Fund at a market discount (generally at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of market discount which accrued during the period of time the Fund held the debt obligation. Other gains or losses on the sale of portfolio securities will be short-term capital gains or losses.

     If an option written by a Fund lapses or is terminated through a closing transaction, such as a repurchase by the Fund of the option from its holder, then the Fund will realize a short-term capital gain or loss, depending on whether the premium income is greater or less than the amount paid by the Fund in the closing transaction. Some realized capital losses may be deferred if they result from a position which is part of a "straddle," discussed below. If securities are sold by a Fund pursuant to the exercise of a call option written by it, the Fund will add the premium received to the sale price of the securities delivered in determining the amount of gain or loss on the sale. If securities are purchased by a Fund pursuant to the exercise of a put option written by it, the Fund will subtract the premium received from its cost basis in the securities purchased. The requirement that a Fund derive less than 30% of its gross income from gains from the sale of securities held for less than three months may limit the Fund's ability to write options.

     The amount of any gain or loss realized by a Fund on closing out a futures contract will generally result in a realized capital gain or loss for tax purposes. Certain futures contracts held at the end of each fiscal year will be required to be "marked to market" for federal income tax purposes pursuant to
Section 1256 of the Code. In this regard, they will be deemed to have been sold at market value. Sixty percent (60%) of any net gain or loss recognized on these deemed sales and sixty percent (60%) of any net realized gain or loss from any actual sales, generally will be treated as long-term capital gain or loss, and the remaining forty percent (40%) will be treated as short-term capital gain or loss. Transactions that qualify as designated hedges are excepted from the "marked to market" and "60%/40%" rules. Currency transactions may be subject to
Section 988 of the Code, under which foreign currency gains or losses would generally be computed separately and treated as ordinary income or losses. The Funds will attempt to monitor Section 988 transactions to avoid an adverse tax impact.

     Offsetting positions held by a regulated investment company involving certain financial forward, futures or options contracts may be considered, for tax purposes, to constitute "straddles." "Straddles" are defined to include "offsetting positions" in actively traded personal property. The tax treatment of "straddles" is governed by Section 1092 of the Code which, in certain circumstances, overrides or modifies the provisions of Section 1256. If a regulated investment company were treated as entering into "straddles" by reason of its engaging in certain financial forward, futures or option contracts, such straddles could be characterized as "mixed straddles" if the futures, forwards, or options comprising a part of such straddles were governed by Section 1256 of the Code. The regulated investment company may make one or more elections with respect to "mixed straddles." Depending upon which election is made, if any, the results with respect to the regulated investment company may differ. Generally, to the extent the straddle rules apply to positions established by the regulated investment company, losses realized by the regulated investment company may be deferred to the extent of unrealized gain in any offsetting positions. Moreover, as a result of the straddle and the conversion transaction rules, short-term capital loss on straddle positions may be recharacterized as long-term capital loss, and long-term capital gain may be characterized as short-term capital gain or ordinary income.

     If a Fund purchases shares in a "passive foreign investment company" ("PFIC"), the Fund may be subject to federal income tax and an interest charge imposed by the IRS upon certain distributions from the PFIC or the Fund's disposition of PFIC shares. If the Fund invests in a PFIC, the Fund intends to make an available election to mark-to-market its interest in PFIC shares. Under the election, the Fund will be treated as recognizing at the end of each taxable year the excess, if any, of the fair market value of its interest in PFIC shares over its basis in such shares. Although such excess will be taxable to the Fund as ordinary income notwithstanding any distributions by the PFIC, the Fund will not be subject to federal income tax or the interest charge with respect to its interest in the PFIC.

     Foreign Shareholders. Under the Code, distributions of net investment income by a Fund to a nonresident alien individual, nonresident alien fiduciary of a trust or estate, foreign corporation, or foreign partnership (a "foreign shareholder") will be subject to U.S. withholding tax (at a rate of 30% or a lower treaty rate). Withholding will not apply if a dividend paid by a Fund to a foreign shareholder is "effectively connected" with a U.S. trade or business, in which case the reporting and withholding requirements applicable to U.S. citizens, U.S. residents or domestic corporations will apply. Distributions of net long-term capital gains are not subject to tax withholding, but in the case of a foreign shareholder who is a nonresident alien individual, such distributions ordinarily will be subject to U.S. income tax at a rate of 30% if the individual is physically present in the U.S. for more than 182 days during the taxable year.

     Backup Withholding. The Funds may be required to withhold, subject to certain exemptions, at a rate of 31% ("backup withholding") on dividends, capital gain distributions, and redemption proceeds (including redemptions in kind and proceeds from exchanges) paid or credited to an individual Fund shareholder, unless a shareholder certifies that the Taxpayer Identification Number ("TIN") provided is correct and that the shareholder is not subject to backup withholding, or the IRS notifies the Funds that the shareholder's TIN is incorrect or the shareholder is subject to backup withholding. Such tax withheld does not constitute any additional tax imposed on the shareholder, and may be claimed as a tax payment on the shareholder's federal income tax return. An investor must provide a valid TIN upon opening or reopening an account. Failure to furnish a valid TIN to the Funds could subject the investor to penalties imposed by the IRS.

     Tax-Free Money Market Fund, Municipal Bond Fund and California Tax-Free Fund (the "Tax-Free Funds"). The Tax-Free Funds intend that at least 50% of the value of their total assets at the close of each quarter of their taxable years will consist of obligations the interest on which is exempt from federal income tax, so that they will qualify under the Code to pay "exempt-interest dividends." The portion of total dividends paid by a Tax Free Fund with respect to any taxable year that constitutes exempt-interest dividends will be the same for all shareholders receiving dividends during such year. Long-term and/or short-term capital gain distributions will not constitute exempt-interest dividends and will be taxed as capital gain or ordinary income dividends, respectively. The exemption of interest income derived from investments in tax-exempt obligations for federal income tax purposes may not result in a similar exemption under the laws of a particular state or local taxing authority.

     Not later than 60 days after the close of its taxable year, a Tax-Free Fund will notify its shareholders of the portion of the dividends paid with respect to such taxable year which constitutes exempt-interest dividends. The aggregate amount of dividends so designated cannot exceed the excess of the amount of interest excludable from gross income under Section 103 of the Code received by the Fund during the taxable year over any amounts disallowed as deductions under Sections 265 and 171(a)(2) of the Code. Finally, interest on indebtedness incurred to purchase or carry shares of a Tax-Free Fund will not be deductible to the extent that the Fund's distributions are exempt from federal income tax.

     Shareholders who earn other income, such as social security benefits, may be subject to federal income tax on up to 85% of such benefits to the extent that their income, including tax-exempt income, exceeds certain base amounts. Furthermore, any loss realized by a shareholder upon the sale or redemption of shares of a Tax-Free Fund held less than six months is disallowed to the extent of any exempt-interest dividends received by the shareholder.

     In addition, the federal alternative minimum tax ("AMT") rules ensure that at least a minimum amount of tax is paid by taxpayers who obtain significant benefit from certain tax deductions and exemptions. Some of these deductions and exemptions have been designated "tax preference items" which must be added back to taxable income for purposes of calculating AMT. Among the tax preference items is tax-exempt interest from "private activity bonds" issued after August 7, 1986. To the extent that a Tax-Free Fund invests in private activity bonds, its shareholders who pay AMT will be required to report that portion of Fund dividends attributable to income from the bonds as a tax preference item in determining their AMT. Shareholders will be notified of the tax status of distributions made by the Fund. Persons who may be "substantial users" (or "related persons" of substantial users) of facilities financed by private activity bonds should consult their tax advisors before purchasing shares in a Tax-Free Fund. Furthermore, shareholders will not be permitted to deduct any of their share of a Tax-Free Fund's expenses in computing their AMT. With respect to a corporate shareholder of such Funds, exempt-interest dividends paid by a Fund is included in the corporate shareholder's "adjusted current earnings" as part of its AMT calculation, and may also affect its federal "environmental tax" liability.

     Shares of a Tax-Free Fund would not be suitable for tax-exempt institutions and may not be suitable for retirement plans qualified under Section 401 of the Code, H.R. 10 plans and IRAs since such plans and accounts are generally tax-exempt and, therefore, would not benefit from the exempt status of dividends from such Funds. Such dividends would be ultimately taxable to the beneficiaries when distributed to them.


     These Funds purchase municipal obligations based on opinions of bond counsel regarding the federal income tax status of the obligations. These opinions generally will be based on covenants by the issuers regarding continuing compliance with federal tax requirements. If the issuer of an obligation fails to comply with its covenants at any time, interest on the obligation could become federally taxable retroactive to the date the obligation was issued.

     It is the current position of the Staff of the Securities and Exchange Commission that a fund which uses the word "tax-free" in its name must have a fundamental policy requiring that during periods of normal market conditions either (i) 80% of the fund's total assets will be invested in securities that pay interest which is exempt from federal income taxes and which is not subject to the federal alternative minimum tax, or (ii) 80% of the fund's income distributions will be exempt from federal income taxes and not subject to the federal alternative minimum tax.

     California Tax-Free Fund -- California Taxes. As long as the California Tax-Free Fund continues to qualify as a regulated investment company as described above, it will incur no California income or franchise tax liability on income and capital gains distributed to shareholders. California personal income tax law provides that exempt-interest dividends paid by a regulated investment company, or series thereof, from interest on obligations which are exempt from California personal income tax are excludable from gross income. For the Fund to qualify to pay exempt-interest dividends, at least 50% of the value of the Fund's total assets must consist of such obligations at the close of each quarter of its fiscal year. The Fund intends to qualify to pay exempt- interest dividends; if, however, it does not, no part of its dividends will be exempt from California corporate or personal income tax.

     Distributions to shareholders derived from interest on other types of obligations and short-term capital gains will be taxed as dividends, and long-term capital gain distributions will be taxed as long-term capital gains.

     California has an alternative minimum tax (AMT) similar to the federal AMT. The California AMT, however, does not include interest from private activity municipal obligations as an item of tax preference.

     Interest on indebtedness incurred by a shareholder to purchase or carry Fund shares is not deductible for California corporate or personal income tax purposes if the Fund distributes California exempt-interest dividends during the shareholder's taxable year.

     Other Considerations. Investors should be aware that the investments to be made by the Funds may involve sophisticated tax rules that may result in income or gain recognition by the Funds without corresponding current cash receipts. Although the Funds will seek to avoid significant noncash income, such noncash income could be recognized by the Funds, in which case the Funds may distribute cash derived from other sources in order to meet the minimum distribution requirements described above.

     The foregoing discussion and the discussions in the Prospectus address only some of the federal tax considerations generally affecting investments in a Fund. Each investor is urged to consult his or her tax advisor regarding specific questions as to federal, state or local taxes and foreign taxes.

                               SERVICE PROVIDERS

     Management.  Subject to the general supervision of the Board of Directors
     ----------
of The Griffin Funds and in accordance with each Fund's investment policies, Griffin Advisers serves as investment adviser to the Funds. Payden & Rygel serves as sub- adviser to the Money Market Fund, the Tax-Free Money Market Fund, the U.S. Government Income Fund, the Municipal Bond Fund and the California Tax-Free Fund. T. Rowe Price serves as sub-adviser to the Growth Fund and the Short-Term Bond Fund. TBCAM serves as sub-adviser to the Bond Fund and the Growth & Income Fund.

     Griffin Advisers, an indirect wholly owned subsidiary of H.F. Ahmanson & Company, a savings and loan holding company, and an affiliate of Home Savings of America and Savings of America, is located at 5000 Rivergrade Road, Irwindale, California 91706. Griffin Advisers, a California corporation, was organized in July, 1993 and had no prior experience advising investment companies.

     Payden & Rygel, which is located at 333 South Grand, 32nd Floor, Los Angeles, California 90071, was founded in 1983 and as of December 31, 1996 managed assets of approximately $21 billion.

     T. Rowe Price, which is located at 100 East Pratt Street, Baltimore, Maryland 21202, was established in 1937 and, together with its affiliates, managed assets of approximately $95 billion as of December 31, 1996.

     TBCAM, which is located at One Boston Place, Boston, Massachusetts 02108, was established in 1970 and as of December 31, 1996 managed assets of approximately $17 billion.

     Prior to December 1, 1994, Piper Capital Management Inc., located at Piper Jaffray Tower, 222 South Ninth Street, Minneapolis, MN 55402, served as sub-adviser to the Growth & Income Fund, the Municipal Bond Fund and the Bond Fund.

     Sponsor and Distributor:  Griffin Financial, a registered broker-dealer, is
     -----------------------
the sponsor and distributor of the Funds. In this capacity, Griffin Financial has the exclusive right to distribute shares of the Funds. Griffin Financial is a subsidiary of H.F. Ahmanson & Company and an affiliate of Griffin Advisers, Home Savings of America and Savings of America.

     Transfer Agent:  IFTC is the Funds' custodian, transfer, shareholder
     --------------
service, and dividend-paying agent. IFTC is located at 127 West 10th Street, Kansas City, Missouri 64105.

     Administrator and Sub-Administrator:  Griffin Financial Administrators
     -----------------------------------
serves as the administrator of the Funds pursuant to an Administration Agreement and provides various administrative and accounting services to the Funds. IFTC also provides certain sub-administrative services to the Funds.

                             DIRECTORS AND OFFICERS

     The Directors and Executive Officers of The Griffin Funds are listed below. Except as indicated, each individual has held the office shown or other office in the same company for the last five years. Unless otherwise noted, the business address of each Director and Officer is 5000 Rivergrade Road, Irwindale, California 91706, which is also the address of Griffin Advisers. Those Directors who are "interested persons" (as defined in the 1940 Act) by virtue of their affiliation with either The Griffin Funds or Griffin Advisers, are indicated by an asterisk (*).

     HERSCHEL CARDIN, Director.  Age: 70; Retired; Former Director of
                      --------
Investments, Home Savings of America.

     VINCENT F. COVIELLO, Director.  Age: 57; Turnberry Capital Corporation,
                          --------
President, since 1993. Prior thereto, Chairman & CEO, GNA Corp. from January 1980 to March 1993.

     *WILLIAM A. HAWKINS, Director, President and Chief Executive Officer.  Age:
                          --------  -------------------------------------
53; President and CEO, Griffin Financial Services. President & CEO, Griffin Financial Administrators. President & CEO, Griffin Financial Investment Advisers.

     CARROL R. MCGINNIS, Director.  Age: 52; 9225 Katy Freeway, Suite 205,
                         --------
Houston, Texas 77024. Founder, McGinnis Investments, since 1994. Prior thereto, various positions with Transamerica Fund Management Company and its predecessor companies during 1969-1993, including President and Chief Operating Officer.

     MORTON O. SCHAPIRO, Director.  Age: 43; 4535 Lennox Avenue, Sherman Oaks,
                         --------
California 91423. Dean of the College of Letters, Arts and Sciences and Professor of Economics, University of Southern California, since 1991. Prior thereto, Professor of Economics, Williams College, 1980-1991.

     RICHIE D. ROWSEY, Senior Vice President.  Age: 41; Senior Vice President,
                       ---------------------
Griffin Financial Services. Senior Vice President, Griffin Financial Administrators. Senior Vice President, Griffin Financial Investment Advisers.

     JULIA D. WHITCUP, Senior Vice President & Treasurer.  Age: 34; Senior Vice
                       ---------------------------------
President & Treasurer, Griffin Financial Services. Senior Vice President & Treasurer, Griffin Financial Administrators. Senior Vice President & Treasurer, Griffin Financial Investment Advisers.

     DARLENE SPEARS, Vice President.  Age: 34;  Vice President and Compliance
                     --------------
Administrator, Griffin Financial Services, since June 1996. From 11/92 to 6/96, Assistant Vice President, Compliance, Great Western Financial Securities; from March 1992 to November 1992, Compliance Officer, Yaeger Securities, Inc.; and from May 1985 to March 1992, Senior Compliance Analyst, Sentra Securities Corporation.

     TIM S. GLASSETT, Secretary.  Age: 39; Senior Vice President & Assistant
                      ---------
General Counsel, H.F. Ahmanson & Company. Secretary, Griffin Financial Administrators. Secretary, Griffin Financial Investment Advisors.



     HERBERT L. BOTTS, Assistant Secretary.  Age: 38; Vice President & Assistant
                       -------------------
Secretary, Griffin Financial Services.

     CHERYL A. RIVERA, Assistant Secretary.  Age: 28; Assistant Secretary, Home
                       -------------------
Savings of America, FSB.

     HENRY M. PENA, Assistant Secretary.  Age: 32; Assistant Vice President,
                    -------------------
Griffin Financial Services.

     STEVEN P. MUSON, Assistant Treasurer.  Age: 30; Vice President, Griffin
                      -------------------
Financial Services, Griffin Financial Investment Advisers and Griffin Financial Administrators.

     Directors who are not affiliated with The Griffin Funds or Griffin Advisers are entitled to receive from The Griffin Funds an annual retainer of $5,000 and, generally, a fee of $2,500 for each Board of Directors and Board Committee meeting attended. Directors are reimbursed for all out-of-pocket expenses relating to attendance at Board of Directors' and Board Committee meetings. Directors who are affiliated with The Griffin Funds or Griffin Advisers do not receive compensation from The Griffin Funds, but are reimbursed for all out-of-pocket expenses relating to attendance at meetings. The table below indicates the total compensation received by the following Directors from The Griffin Funds during the fiscal year ended September 30, 1996.

                               Compensation Table
                               ------------------

                             Aggregate                 Total
                            Compensation            Compensation
Director               from The Griffin Funds  from The Griffin Funds
--------               ----------------------  ----------------------

Herschel Cardin                $17,500                 $17,500

Vincent F. Coviello             15,000                  15,000

William A. Hawkins                   0                       0

Carrol R. McGinnis*             15,000                  15,000

Morton O. Schapiro              17,500                  17,500

________________

*Mr. McGinnis joined the Board of Directors of The Griffin Funds in February
1996.

     As of January 2, 1997, the Directors and Officers of The Griffin Funds as a group, owned less than 1% of the outstanding shares of The Griffin Funds.

     The Griffin Funds has adopted a Code of Ethics which, among other things, prohibits each access person of The Griffin Funds from purchasing or selling securities when such person knows or should have known that, at the time of the transaction, the security (i) was being considered for purchase or sale by a Fund, or (ii) was being purchased or sold by a Fund. For purposes of the Code of Ethics, an access person means (i) a Director or officer of The Griffin Funds, (ii) any employee of The Griffin Funds (or any company in a control relationship with The Griffin Funds) who, in the course of his/her regular duties, obtains information about, or makes recommendations with respect to, the purchase or sale of securities by The Griffin Funds, and (iii) any natural person in a control relationship with The Griffin Funds who obtains information concerning recommendations made to The Griffin Funds regarding the purchase or sale of securities. Portfolio managers and other persons who assist in the investment process are subject to additional restrictions, including a requirement that they disgorge to The Griffin Funds any profits realized on short-term trading (i.e., the purchase/sale or sale/purchase of securities within any 60-day period). The above restrictions do not apply to purchases or sales of certain types of securities, including money market instruments and certain U.S. Government securities. To facilitate enforcement, the Code of Ethics generally requires that the access persons of The Griffin Funds, other than the "disinterested" Directors, submit reports to the designated compliance person of The Griffin Funds regarding transactions involving securities which are eligible for purchase by a Fund.

                              MANAGEMENT CONTRACTS

     Investment Adviser. The Griffin Funds employs Griffin Advisers to furnish investment advisory and other services to each Fund. The Advisory Contract provides that, subject to the overall supervision of the Board of Directors of The Griffin Funds, and in accordance with the Funds' investment objective, policies and limitations, Griffin Advisers shall provide the Funds with a continuous investment program, including investment research and management with respect to all securities and other investments (including cash and cash equivalents) of the Funds. Griffin Advisers also is obligated to furnish to the Board of Directors of The Griffin Funds periodic reports on the investment activity and performance of each Fund (including financial reports and analyses detailing each Fund's composition, comparative performance and securities transactions), and such additional reports and information as the Board of Directors and officers of The Griffin Funds reasonably request. The Advisory Contract further provides that Griffin Advisers shall, at its own expense, employ or associate itself with such persons, including such sub-investment advisers as may be approved by The Griffin Funds, as Griffin Advisers believes appropriate to assist it in performing its obligations under the Contract.

     For the services described above, each Fund, other than the Growth & Income Fund and the Growth Fund, pays a monthly management fee to Griffin Advisers at the annual rate of 0.50% of the average net assets of the Fund throughout the month. The Growth & Income Fund and the Growth Fund each pay a monthly management fee to Griffin Advisers at the annual rate of 0.60% of the average net assets of each Fund.

     The Advisory Contract provides that Griffin Advisers shall not be liable for any action taken or omitted in its reasonable judgment, in good faith and believed by it to be authorized or within the discretion conferred on it by the Advisory Contract, provided that the Contract does not protect Griffin Advisers against any liability to the Company or its shareholders arising by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties under the Contract or by reason of reckless disregard of its duties under the Contract.

     The Advisory Contract provides that it will continue in effect with respect to a Fund for a period of two years from its effective date only if approved at least annually by the vote of (a) a majority of the Fund's outstanding voting securities (as defined in the 1940 Act) or by the Company's Board of Directors, and (b) by the vote, cast in person at a meeting called for the purpose of voting on the Contract, of a majority of Directors of The Griffin Funds who are not parties to the Contract or "interested persons" (as defined in the 1940 Act) of any such party. The Advisory Contract provides that it will terminate automatically in the event of its assignment (as defined in the 1940 Act).

     Griffin Advisers or its affiliates pay certain expenses of The Griffin Funds, including the costs of printing and distributing all materials relating to each Fund prepared by it, or at its request, other than such costs relating to proxy statements, prospectuses, shareholder reports and other materials distributed to existing or prospective shareholders on behalf of each Fund.

     The following chart indicates the amount of advisory fees paid by the Funds to Griffin Advisers and the amount of advisory fees voluntarily waived by Griffin Advisers for the fiscal years ended September 30, 1996, 1995 and 1994.

                                              Net
                                      Advisory Fees Paid            Advisory Fees Waived
      Fund                          1996     1995     1994*      1996       1995      1994*
      ----                          ----     ----     ----       ----       ----      ----

Money Market Fund                    $0    $22,121   $2,186    $774,401   $307,185   $78,124
Tax-Free Money Market Fund            0      3,384    1,811      53,309     43,485    25,936
Short-Term Bond Fund                  0        0**     N/A       57,125      3,479**    N/A
U.S. Government Income Fund           0      2,164      0       203,770    116,136    61,121
Bond Fund                             0        704      0       104,085     42,621    21,374
Municipal Bond Fund                   0      1,201      0        31,724     18,955     9,355
California Tax-Free Fund              0      4,509      0       110,625     77,876    40,186
Growth & Income Fund                  0      8,818      401     485,966    132,670    45,968
Growth Fund                           0        0**     N/A       78,987      4,793**   N/A

----------------
* For the period from commencement of operations on October 19, 1993 through September 30, 1994.
** For the period from commencement of operations on June 12, 1995 through September 30, 1995.

     At its own expense, Griffin Advisers has retained Evaluation Associates, Inc. ("EAI") as an investment advisory consultant. Under Griffin Advisers' arrangement with EAI, EAI periodically provides reports to management regarding fund performance, monitors developments at each of the sub-advisers and makes presentations to the Board of Directors of The Griffin Funds regarding market developments and sub-adviser performance. When so requested by management, EAI assists management in identifying and selecting investment sub-advisers for The Griffin Funds. For its services, EAI receives a fee from Griffin Advisers.


     Administrator and Distributor. Each Fund employs Griffin Financial Administrators to provide, at its expense, certain administrative services in connection with the operation of the Funds. Under the Administration Agreement with The Griffin Funds, Griffin Financial Administrators furnishes office space and certain facilities required for conducting the business for each Fund. Griffin Financial Administrators also exercises general supervision over the operation of the Fund, including coordination of the services performed by Griffin Advisers, transfer and dividend disbursing agents, custodians, independent accountants and legal counsel. Griffin Financial Administrators supervises all regulatory compliance, including compilation of information for documents such as reports to, and filings with, the SEC and state securities commissions.

     Griffin Financial Administrators also supervises the preparation of periodic reports on the performance of its obligations under the administration agreement and statements of each Fund that are distributed to each of the Griffin Funds' officers and to the Board of Directors. It also supervises the preparation of additional reports and proxy statements. Griffin Financial Administrators handles all administrative services reasonably necessary for the operation of each Fund, other than those services that are to be provided by Griffin Advisers pursuant to the Advisory Agreement and by the transfer and dividend disbursing agent.

     For these services and the payment by Griffin Financial Administrators of certain of The Griffin Funds' expenses, each Fund pays a monthly administrative fee to Griffin Financial Administrators at the annual rate of 0.20% of the average daily value of the Fund's net assets during the preceding month.

     The following chart indicates, for the fiscal years ended September 30, 1996, 1995 and 1994, the amount of administration fees paid by the Funds to Griffin Financial Administrators, the amount of administration fees waived by Griffin Financial Administrators, and the amount of expenses reimbursed by Griffin Financial Administrators:


                                              Net
                                         Administration                   Administration                  Expenses Reimbursed
                                           Fees Paid                       Fees Waived                      by Administrator
      Fund                       1996        1995        1994*    1996         1995        1994*      1996        1995       1994*
      ----                       ----        ----        -----    ----         ----        -----      ----        ----       -----

Money Market Fund              $309,760    $104,782    $   0     $  0        $ 26,940     $32,124    $   193   $ 190,837    $121,963
Tax-Free Money Market Fund       10,583      16,148        0      10,741        2,600      11,099     11,779      84,781      77,096
Short-Term Bond Fund               0           0**        N/A     22,850        1,392**      N/A      28,021      12,879**      N/A
U.S. Government Income Fund      55,941      17,960        0      25,567       29,360      24,448      4,234     144,944     109,136
Bond Fund                        11,474       6,153        0      30,160       11,177       8,550     12,544     101,890      68,947
Municipal Bond Fund               2,573       3,319        0      10,116        4,743       3,742     39,494      88,657      57,155
California Tax-Free Fund         19,720      12,431        0      24,530       20,523      16,074     10,516     102,916      86,348
Growth & Income Fund            161,988      26,855        0        0          20,308      15,456      2,961     147,855      87,476
Growth Fund                       3,606        0**        N/A     22,723        1,598**      N/A      23,094      19,668**      N/A

----------------------------
* For the period from commencement of operations on October 19, 1993 through September 30, 1994.
** For the period from commencement of operations on June 12, 1995 through September 30, 1995.

     IFTC provides certain subadministrative services to the Funds pursuant to its Custody Agreement and Transfer Agency Agreement, including performing transfer agency, dividend disbursing and shareholder servicing functions for each Fund, calculating each Fund's NAV and dividends, maintaining The Griffin Funds' general accounting records and administering The Griffin Funds' securities lending program, for which IFTC is entitled to compensation. In this connection, the Administration Agreement between the Company and Griffin Administrators provides that, at its own expense, Griffin Administrators will pay all fees due from the Funds to IFTC arising under the Agency Agreement and the Custody Agreement (except transaction-based fees arising under the Custody Agreement and out-of-pocket expenses) and otherwise payable by the Funds under those Agreements. During the fiscal years ended September 30, 1994, 1995 and 1996, the fees paid by Griffin Administrators to IFTC totalled $274,890, $591,771 and $1,091,694, respectively.

     Griffin Financial Services, located at 5000 Rivergrade Road, Irwindale, California 91706, serves as the exclusive distributor ("Distributor") of shares of the Funds pursuant to a Distribution Agreement between The Griffin Funds and the Distributor dated September 30, 1993. As Distributor, Griffin Financial Services engages in a continuous offering of shares of the Funds. Under the Distribution Agreement, the Distributor may offer and sell shares of the Funds to or through securities dealers, banks and other depository institutions that have entered into sales support agreements with the Distributor.

     During the fiscal year ended September 30, 1994, the Distributor received $2,194,512 in net underwriting discounts and commissions in connection with sales of shares of The Griffin Funds. No portion of this amount was retained by the Distributor, but was paid out to sales representatives. During the fiscal year ended September 30, 1995, the Distributor received $232,710 in net underwriting discounts and commissions on sales of Class A Shares, and $1,016 in contingent deferred sales charges on redemptions of Class B Shares. All underwriting discounts and commissions and contingent deferred sales charges received by the Distributor during the fiscal year ended September 30, 1995 were retained by the Distributor. And, during the fiscal year ended September 30, 1996, the Distributor received $294,270 in net underwriting discounts and commissions on sales of Class A Shares, and $37,853 in contingent deferred sales charges on redemptions of Class B Shares. All underwriting discounts and commissions and contingent deferred sales charges received by the Distributor during the fiscal year ended September 30, 1996 were retained by the Distributor.

     Sub-Advisers. On behalf of the Money Market Fund, the Tax-Free Money Market Fund, the U.S. Government Income Fund, the Municipal Bond Fund and the California Tax-Free Fund, Griffin Advisers has entered into sub-advisory agreements with Payden & Rygel, pursuant to which Payden & Rygel has primary responsibility for providing portfolio investment management services to each of those Funds. On behalf of the Short-Term Bond Fund and the Growth Fund, Griffin Advisers has entered into sub-advisory agreements with T. Rowe Price, pursuant to which T. Rowe Price has primary responsibility for providing portfolio investment management services to each of those Funds. And, on behalf of the Bond Fund and the Growth & Income Fund, Griffin Advisers has entered into sub-advisory agreements with TBCAM, pursuant to which TBCAM has primary responsibility for providing portfolio investment management services to each of those Funds.

     Generally, each sub-advisory agreement provides that, subject to the overall supervision and control of Griffin Advisers and The Griffin Funds, and in accordance with the respective Fund's investment objective, policies and limitations, a sub-adviser is obligated to provide a continuous investment program, including investment research and management with respect to all securities and other investments (including cash and cash equivalents) of the Fund. Each sub-adviser also is obligated to furnish to Griffin Advisers and the Board of Directors of The Griffin Funds periodic reports on the investment activity and performance of each Fund, and such additional reports and information as Griffin Advisers and the Board of Directors of The Griffin Funds reasonably request.

     A management fee is calculated and paid by each Fund to Griffin Advisers every month. Griffin Advisers, in turn, pays Payden & Rygel, T. Rowe Price and TBCAM for the sub-advisory services they provide to their respective funds. Specifically, with respect to the Money Market Fund and the Tax-Free Money Market Fund, Griffin Advisers pays Payden & Rygel fees at an annual rate of 0.25% of the first $25 million of each Fund's average daily net assets, and 0.20% of each Fund's average daily net assets in excess of $25 million. With respect to the U.S. Government Income Fund, the California Tax-Free Fund and the Municipal Bond Fund, Griffin Advisers pays Payden & Rygel fees at an annual rate of 0.30% of the first $50 million of each Fund's average daily net assets, 0.25% of the next $450 million of each Fund's average daily net assets and 0.20% of each Fund's average daily net assets in excess of $500 million, with a minimum annual fee of $25,000 for each Fund. With respect to the Short-Term Bond Fund and the Growth Fund, Griffin Advisers pays T. Rowe Price fees at an annual rate of 0.30% of the first $50 million of each Fund's average daily net assets, 0.25% of the next $450 million of each Fund's average daily net assets and 0.20% of such Fund's average daily net assets in excess of $500 million, with a minimum annual fee of $25,000 for each Fund. With respect to the Bond Fund and the Growth & Income Fund, Griffin Advisers pays TBCAM fees at an annual rate of 0.30% of the first $50 million of each Fund's average daily net assets, 0.25% of the next $450 million of each Fund's average daily net assets and 0.20% of such Fund's average daily net assets in excess of $500 million. The fees paid to the sub-advisers are not reduced by any voluntary or mandatory expense reimbursements that may be put into effect by Griffin Advisers from time to time.

     Generally, each sub-advisory agreement provides that a sub-adviser will not be liable for any action taken or omitted in its reasonable judgment, in good faith and believed by it to be authorized or within the discretion conferred on the sub-adviser by its sub-advisory agreement, provided that the agreement does not protect a sub-adviser against any liability to Griffin Advisers, The Griffin Funds or their shareholders arising by reason of willful misfeasance, bad faith or gross negligence in the performance by the sub-adviser of its duties under the agreement or by reason of reckless disregard by the sub-adviser of its duties under the agreement.

     Each sub-advisory agreement provides that it will continue in effect with respect to a Fund for a period of two years from its effective date only if approved at least annually by the vote of (a) a majority of the Fund's outstanding voting securities (as defined in the 1940 Act) or by The Griffin Funds' Board of Directors, and (b) by the vote, cast in person at a meeting called for the purpose of voting on the agreement, of a majority of Directors of The Griffin Funds who are not parties to the agreement or "interested persons" (as defined in the 1940 Act) of any such party. Each sub-advisory agreement provides that it will terminate automatically in the event of its assignment (as defined in the 1940 Act).

     The following chart indicates the amount of sub-advisory fees paid by Griffin Advisers to the respective sub-advisers for the fiscal years ended September 30, 1996, 1995 and 1994.


                                        Sub-Advisory Fees Paid
      Fund                         1996         1995           1994
      ----                         ----         ----           ----
Money Market Fund                $322,888    $144,384       $39,993(1)
Tax-Free Money Market Fund         27,407      25,138        17,495(1)
Short-Term Bond Fund               37,029       7,848(2)       N/A
U.S. Government Income Fund       122,452      71,204        30,946(1)
Bond Fund                          62,735      62,513(3)     17,082(3)
Municipal Bond Fund                24,996      20,830(3)     17,082(3)
California Tax-Free Fund           66,351      49,522        22,354(1)
Growth & Income Fund              288,486      62,513(3)     22,398(3)
Growth Fund                        41,560       7,848(2)       N/A

------------------------

(1) For the period from commencement of operations on October 19, 1993 through September 30, 1994.
(2) For the period from commencement of operations on June 12, 1995 through September 30, 1995.
(3) Piper Capital Management Inc. ("Piper") served as sub-adviser to the Bond Fund, the Municipal Bond Fund and the Growth and Income Fund during the fiscal year ended September 30, 1994 and from October 1, 1994 through December 1, 1994. During the period from October 1, 1994 through December 1, 1994, Piper received $4,166, $4,166 and $7,350 in fees from Griffin Advisers for acting as sub-adviser to the Bond Fund, the Municipal Bond Fund and the Growth & Income Fund, respectively. These amounts are in addition to those shown in the table as being paid to Payden & Rygel and TBCAM during the fiscal year ended September 30, 1995.

                        DISTRIBUTION AND SERVICE PLANS

     As indicated in the Prospectus, each Fund has adopted one or more Plans under Section 12(b) of the 1940 Act and Rule 12b-1 thereunder (the "Rule"). The Plans for the Money Market Fund and the Tax-Free Money Market Fund, and the Class A Shares of the U.S. Government Income Fund, the Municipal Bond Fund, the California Tax-Free Fund, the Bond Fund and the Growth & Income Fund were adopted on September 30, 1993 by the Board of Directors, including a majority of the Directors who were not "interested persons" (as defined in the 1940 Act) of the Funds and who had no direct or indirect financial interest in the operation of the Plans or in any agreement related to the Plan (the "Qualified Directors"), and were approved by the sole shareholder of each Fund on October 7, 1993. The Plans for the Class B Shares of the U.S. Government Income Fund, the Municipal Bond Fund, the California Tax-Free Fund, the Bond Fund and the Growth & Income Fund were adopted by the Board of Directors of the Company, including a majority of the Qualified Directors, on September 30, 1993 and were approved by the sole shareholder of the Class B Shares of each Fund on November 1, 1994. The Plans for the Class A and Class B Shares of the Growth Fund and the Short-Term Bond Fund were adopted by the Board of Directors of The Griffin Funds on May 11, 1995, and by the sole shareholder of each Fund on June 12, 1995.

     Money Market Funds. Under the Plans adopted by the Money Market Funds, the Distributor may receive compensatory payments and/or reimbursements to defray all or part of the cost of preparing, printing and delivering prospectuses to prospective shareholders of each Fund or for other distribution-related or sales support services. Payments under the Plans may not exceed, on an annual basis, 0.20% of each Fund's average daily net assets. The fees paid under the Plans can be used to pay servicing agents for shareholder liaison services, including responding to customer inquiries and providing information on their investments.

     During the fiscal year ended September 30, 1996, the Money Market Fund incurred $309,760 in distribution and service fees under its Plan, of which amount $17,566 was waived by the Distributor. The $292,194 in distribution and service fees paid by the Money Market Fund during the fiscal year ended September 30, 1996 was paid to the Distributor as compensation for distribution and shareholder services. And, during the fiscal year ended September 30, 1996, the Tax-Free Money Market Fund incurred $21,324 in distribution and service fees under its Plan, the entire amount of which was waived by the Distributor.

     Non-Money Market Funds. Under the Plans adopted by the Non-Money Market Funds, the Distributor may receive compensatory payments and/or reimbursements to defray all or part of the cost of preparing, printing, and delivering prospectuses to prospective shareholders of each Fund or for other distribution-related or sales support services. Payments under the Plans may not exceed, on an annual basis, 0.25% of each Fund's average daily net assets of the Class A Shares and 0.75% of each Fund's average daily net assets of the Class B Shares. The fee paid under the Plans for the Class A Shares of each Fund also can be used to pay servicing agents for shareholder liaison services, including responding to customer inquiries and providing information on their investments. A separate fee of up to 0.25% of the average daily net assets of the Class B Shares of the Fund represented by Class B Shares owned by investors with whom the servicing agent maintains a servicing relationship is imposed on the Class B Shares of the Funds.

     The following table indicates the fees incurred by the Class A Shares of the Non-Money Market Funds under the Plans, the purposes for which such amounts were spent and the amount of such fees that was voluntarily waived by the Distributor during the fiscal year ended September 30, 1996:

                                              Distribution
                                                  and
        Funds                              Service Fees Paid                        Waived Fees
        -----                              -----------------                        -----------

                                      Compensation to Underwriters
                                      ----------------------------
Short-Term Bond Fund                         $0                                       $28,420
U.S. Government Income Fund                   0                                        94,459
Bond Fund                                     0                                        51,314
Municipal Bond Fund                           0                                        15,214
California Tax-Free Fund                      0                                        50,361
Growth & Income Fund                          170,888                                   8,829
Growth Fund                                   0                                        30,734

     The following table indicates the fees incurred by the Class B Shares of the Non-Money Market Funds under the Plans, the purposes for which such amounts were expended and the amount of such fees that was voluntarily waived by the Distributor during the fiscal year ended September 30, 1996:

                                              Distribution
                                                  and
        Funds                              Service Fees Paid                        Waived Fees
        -----                              -----------------                        -----------

                                      Compensation to Underwriters
                                      ----------------------------
Short-Term Bond Fund                         $284                                     $284
U.S. Government Income Fund                   15,121                                   14,851
Bond Fund                                     1,456                                    1,457
Municipal Bond Fund                           1,296                                    1,296
California Tax-Free Fund                      9,903                                    9,903
Growth & Income Fund                          67,566                                   23,509
Growth Fund                                   4,354                                    4,354

     General Information. The Funds may participate in joint distribution activities with any of the other funds of The Griffin Funds, in which event expenses reimbursed out of the assets of the Funds may be attributable, in part, to the distribution-related activities of another Griffin Fund. Generally, the expenses attributable to joint distribution activities will be allocated among each Fund and other Griffin Funds in proportion to their relative net asset sizes, although The Griffin Funds' Board of Directors may allocate such expenses in any other manner that it deems fair and equitable.

     The Plans will continue in effect from year to year if such continuance is approved by a majority vote of both the Directors of The Griffin Funds and the Qualified Directors. Any distribution agreement related to the Plan also must be approved by such vote of the Directors and the Qualified Directors. Distribution agreements will terminate automatically if assigned, and may be terminated at any time, without payment of any penalty, by a vote of a majority of the outstanding voting securities of the Fund involved. The Plans may not be amended to increase materially the amounts payable thereunder without the approval of a majority of the outstanding voting securities of the applicable Fund, and no material amendment to a Plan may be made except by a majority of both the Directors of The Griffin Funds and the Qualified Directors.

     The Plans require that the Treasurer of The Griffin Funds shall provide to the Directors, and the Directors shall review, at least quarterly, a written report of the amounts expended (and purposes therefor) under the Plan. The Rule also requires that the selection and nomination of Directors who are not "interested persons" of The Griffin Funds be made by such disinterested Directors.

                       DESCRIPTION OF THE GRIFFIN FUNDS

     Each Fund is a portfolio of The Griffin Funds, Inc., an open-end management investment company organized as a Maryland corporation on August 5, 1993. The Griffin Funds' Articles of Incorporation permit the Directors to create additional series. Currently there are nine portfolios of The Griffin Funds: the Money Market Fund, Tax-Free Money Market Fund, Growth & Income Fund, U.S. Government Income Fund, Municipal Bond Fund, California Tax-Free Fund, Bond Fund, Short-Term Bond Fund and Growth Fund.

     In the event that Griffin Advisers ceases to be the investment adviser to The Griffin Funds or a Fund, the right of The Griffin Funds or Fund to use the identifying name "Griffin" may be withdrawn.

     The assets of The Griffin Funds received for the issue or sale of shares of each Fund and all income, earnings, profits and proceeds thereof, subject only to the rights of creditors, are especially allocated to such Fund, and constitute the underlying assets of such Fund. The underlying assets of each Fund are segregated on the books of account, and are to be charged with the liabilities with respect to such Fund and with a share of the general expenses of The Griffin Funds. Expenses with respect to The Griffin Funds are to be allocated in proportion to the asset value of the respective Funds, except where allocations of direct expense can otherwise be fairly made. The officers of The Griffin Funds, subject to the general supervision of the Board of Directors, have the power to determine which expenses are allocable to a given Fund, or which are general or allocable to all of the Funds. In the event of the dissolution or liquidation of The Griffin Funds, shareholders of each Fund are entitled to receive as a class the underlying assets of such Fund available for distribution.

     The Money Market Funds offer only one class of shares. Each of the Non-Money Market Funds is comprised of two classes of shares, Class A Shares and Class B Shares. With respect to matters that affect one class of a Non-Money Market Fund but not another, the shareholders vote as a class; for example, the approval of a Plan. Subject to the foregoing, all shares of a Fund have equal voting rights and will be voted in the aggregate, and not by series, except where voting by a series is required by law or where the matter involved only affects one series. For example, a change in a Fund's fundamental investment policies would be voted upon only by shareholders of that Fund and not shareholders of The Griffin Funds' other investment portfolios. Additionally, approval of an advisory contract is a matter to be determined separately by portfolio. Approval by the shareholders of one portfolio is effective as to that portfolio whether or not sufficient votes are received from the shareholders of the other portfolios to approve the proposal as to those portfolios. As used in the Prospectus and in this Statement of Additional Information, the term "majority," when referring to approvals to be obtained from shareholders of a Fund, means the vote of the lesser of (i) 67% of the shares of the Fund represented at a meeting if the holders of more than 50% of the outstanding shares of the Fund are present in person or by proxy, or (ii) more than 50% of the outstanding shares of the Fund. The term "majority," when referring to the approvals to be obtained from shareholders of The Griffin Funds as a whole, means the vote of the lesser of (i) 67% of The Griffin Funds' shares represented at a meeting if the holders of more than 50% of The Griffin Funds' outstanding shares are present in person or by proxy, or (ii) more than 50% of The Griffin Funds' outstanding shares. Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held.

     The Funds may dispense with annual meetings of shareholders in any year in which it is not required to elect Directors under the 1940 Act. However, The Griffin Funds has undertaken to hold a special meeting of its shareholders for the purpose of voting on the question of removal of a Director or Directors if requested in writing by the holders of at least 10% of The Griffin Funds' outstanding voting securities, and to assist in communicating with other shareholders as required by Section 16(c) of the 1940 Act.

     Shareholders are not entitled to any preemptive rights. All shares, when issued, will be fully paid and non-assessable by The Griffin Funds.

     As of January 13, 1996, the following persons were known by The Griffin Funds to own of record or beneficially (as indicated) 5% or more of the outstanding shares of the following Funds (and classes):


            Fund/Class                        Percentage of Shares
     Name and Address of Owner             Held of Record or Beneficially
     -------------------------             ------------------------------

Money Market Fund

     Bankers Trust Company NA TR                       23.72%
     Ahmanson Advantage Acct                          (Record)
     P.O. Box 712039
     Los Angeles, CA  90071-7039

     Home Savings of America FSB                       19.42%
     4900 Rivergrade Road                             (Record)
     Mail Code 3080
     Irwindale, CA  91706-1404

            Fund/Class                                 Percentage of Shares
     Name and Address of Owner                    Held of Record or Beneficially
     -------------------------                    ------------------------------

U.S. Government Income Fund

Class A
-------
     Bankers Trust Company NA TR                               8.52%
     Ahmanson Advantage Acct                                  (Record)

     P.O. Box 712039
     Los Angeles, CA 90071-7039

Municipal Bond Fund

Class A
-------
     Griffin Financial Services of America                    16.60%
     Attn:  Finance (Seed Account)                         (Beneficial)
     P.O. Box 60070
     City Industry, CA 91716-0070

     Leah S. Glickfield                                        8.88%
     Lynne D. Arbaugh JT WROS                              (Beneficial)
     3750 Galt Ocean Drive #606
     Ft Lauderdale, FL 33308-7620

Class B
-------

     Margaret Spears                                           8.77%
     Maryann Dunning                                       (Beneficial)
     Leonard Alcomo JTWROS
     215 S.E. Third Avenue, Apt. 405B
     Hallandale, FL 33009-5680

     Vera Stanislavsky                                         6.20%
     5400 Yarmouth Avenue                                  (Beneficial)
     Encino, CA 91316-2309

     Elizabeth B. Weise                                        5.54%
     7937 Venetian Street                                  (Beneficial)
     Miramar, FL 33023-2447

            Fund/Class                                 Percentage of Shares
     Name and Address of Owner                    Held of Record or Beneficially
     -------------------------                    ------------------------------

     Sadie Bach                                                 10.30%
     Laurence Bach JT WROS                                   (Beneficial)
     9601 Sunrise Lakes Blvd., #112
     Sunrise, FL 33322-1129

     John A. Nelson TTEE                                        15.39%
     U/A 04/06/95                                            (Beneficial)
     John A. Nelson Living Trust
     1126 Caballo Ct
     San Jose, CA 95132-2804

     Floyd O. Allgaier TTEE                                     28.90%
     UA 11/23/1992                                           (Beneficial)
     Floyd O. Allgaier Trust
     1025 Glen Echo Avenue
     San Jose, CA 95125-4316

     Be-Fong Shih                                                7.17%
     4917 Thorntree                                          (Beneficial)
     Plano, TX 75024-2495

California Tax-Free Fund

Class A
-------

     Griffin Financial Services of America                       5.33%
     Attn: Finance (Seed Account)                            (Beneficial)
     P.O. Box 60070
     City Industry, CA 91716-0070

Bond Fund

Class A
-------

     Bankers Trust Company NA TR                                 8.25%
     Ahmanson Advantage Acct                                   (Record)
     P.O. Box 712039
     Los Angeles, CA 90071-7039

            Fund/Class                                 Percentage of Shares
     Name and Address of Owner                    Held of Record or Beneficially
     -------------------------                    ------------------------------

     Griffin Financial Services of America                     6.33%
     Attn:  Finance (Seed Account)                          (Beneficial)
     P.O. Box 60070
     City Industry, CA 91716-0070

Class B
-------

     Pearl Beekman Altman                                      5.58%
     9320 Sunrise Lakes Blvd.                               (Beneficial)
     Apt. 205 Bldg. 106
     Sunrise, FL 33322-2107


     Robert G. Linnabary                                       6.92%
     3116 Gingerwood Lane                                   (Beneficial)
     Lancaster, CA 93536-4797


     Home Savings of America TTEE                              5.46%
     Catherine A. Inglove                                   (Beneficial)
     2677 Centinela Avenue 205
     Santa Monica, CA 90405-3145

Griffin Short-Term Bond Fund

Class A
-------

     Griffin Financial Services                                5.80%
     P.O. Box 60070                                         (Beneficial)
     City Industry, CA 91716-0070

Class B
-------

     Home Savings of America TTEE                             19.78%
     IRA of Friedel B. Erz                                  (Beneficial)
     290 Palisades Street
     Pasadena, CA 91103-2140

     Kin Llian Chang                                          11.48%
     Man Ling Chang JT TEN                                  (Beneficial)
     c/o Mr. Chang
     P.O. Box 9
     Santa Monica, CA 90406-0009

            Fund/Class                                 Percentage of Shares
     Name and Address of Owner                    Held of Record or Beneficially
     -------------------------                    ------------------------------

     Florence F. Kuper TTEE                                    7.92%
     U/A 2/24/89                                            (Beneficial)
     Florence F. Kuper Trust
     939-A Avenida Majorca
     Laguna Hills, CA 92653-6416

     Anne Kaplan TTEE                                         17.08%
     U/A 11/27/85                                           (Beneficial)
     Kaplan Trust
     295 Avenida Sevilla
     Laguna Hills, CA 92653-3437

     Pauline Dorsett                                          16.67%
     16 Meadowood                                           (Beneficial)
     Aliso Viejo, CA 92656-1502

     H. Fred Bauer TTEE                                        5.43%
     U/A 4/12/96                                            (Beneficial)
     The Bauer Rev. Living Trust
     25201 Sea Vista Drive
     Dana Point, CA 92629-1149

Griffin Growth Fund

Class A
-------

     Bankers Trust Company NA TR                              10.58%
     Ahmanson Advantage Acct                                 (Record)
     P.O. Box 712039
     Los Angeles, CA 90071-7039


     Griffin Financial Services                                6.89%
     P.O. Box 60070                                         (Beneficial)
     City Industry, CA 91716-0070

            Fund/Class                                 Percentage of Shares
     Name and Address of Owner                    Held of Record or Beneficially
     -------------------------                    ------------------------------

Griffin Growth & Income Fund

Class A
-------

     Bankers Trust Company NA TR                              11.79%
     Ahmanson Advantage Acct                                (Record)
     P.O. Box 712039
     Los Angeles, CA 90071-7039

     Custodian. IFTC, located at 127 West 10th Street, Kansas City, Missouri 64105 is custodian of the assets of The Griffin Funds. The custodian is responsible for safekeeping of The Griffin Funds' assets and the appointment of subcustodian banks and clearing agencies. The custodian takes no part in determining the investment policies of The Griffin Funds or in deciding which securities are purchased or sold by The Griffin Funds. The Company may, however, invest in obligations of the custodian and may purchase securities from or sell securities to the custodian.

     Independent Auditors. KPMG Peat Marwick LLP, located at 725 South Figueroa Street, Los Angeles, California 90017, serves as The Griffin Funds' independent auditors.

     Legal Counsel. Morrison & Foerster LLP, located at 2000 Pennsylvania Avenue, N.W., Suite 5500, Washington, D.C. 20006, serves as legal counsel to The Griffin Funds.

     Financial Statements. The financial statements for the fiscal year ended September 30, 1996, and the report thereon of KPMG Peat Marwick LLP included in the Annual Report are incorporated by reference in this Statement of Additional Information. The Letter to Shareholders contained in such Annual Report is not incorporated by reference and is not a part of the registration statement or this Statement of Additional Information.

                                   APPENDIX

Description of Moody's Investors Service, Inc.'s commercial paper ratings:

     Prime-1 -- issuers (or related institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics:

     .  Leading market positions in well established industries.
     .  High rates of return on funds employed.
     . Conservative capitalization structures with moderate reliance on debt and ample asset protection.
     . Broad margins in earnings coverage of fixed financial charges with high internal cash generation.
     . Well-established access to a range of financial markets and assured sources of alternate liquidity.

     Prime-2 -- issuers (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Description of Moody's Investors Service, Inc.'s corporate and municipal bond ratings:

     Aaa -- Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa -- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

     A -- Bonds which are rated A possess many favorable investment attributes and are to be considered upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa -- Bonds that are rated Baa are considered medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Description of Standard & Poor's Corporation's commercial paper ratings:

     A-1 -- This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics will be denoted with a plus (+) sign designation.

     A-2 -- Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as high as for issues designated A-1. Description of Standard & Poor's Corporation's corporate and municipal bond RATINGS:

     AAA -- Debt rated AAA has the highest rating assigned by Standard & Poor's Corporation. Capacity to pay interest and repay principal is extremely strong.

     AA -- Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated debt issues only in small degree

     A -- Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

     BBB -- Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for those in higher-rated categories.

Descriptions of Fitch Investors Service, Inc.'s commercial paper ratings:

     Fitch-1 -- (Highest Grade) Commercial paper assigned this rating is regarded as having the strongest degree of assurance for timely payment.

     Fitch-2 -- (Very Good Grade) Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than the strongest issues.

Description of Fitch Investors Service, Inc.'s corporate and municipal bond ratings:

     AAA -- rated bonds are considered to be investment grade and are of the highest quality. The obligor has an extraordinary ability to pay interest and repay principal, which is unlikely to be affected by foreseeable events.

     AA -- rated bonds are considered to be investment grade and of high quality. The obligor's ability to pay interest and repay principal, while very strong, is somewhat less than AAA rated securities or more subject to change over the term of the issue.

     A -- rated bonds are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

Description of Duff and Phelps' commercial paper ratings:

     Duff 1 -- Very high certainty of timely payment. Liquidity factors are excellent and supported by strong fundamental protection factors. Risk factors are minor.

     Duff 2 -- Good certainty of timely payment. Liquidity and company fundamentals are sound. Although ongoing internal funds needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

Description of Duff And Phelps' corporate and municipal bond ratings:

     AAA -- Bonds that are rated AAA are of the highest credit quality. The risk factors are considered to be negligible, being only slightly more than for risk-free U.S. Treasury debt.

     AA -- Bonds that are rated AA are of high credit quality. Protection factors are strong. Risk is modest, but may vary slightly from time to time because of economic conditions.

     A -- Bonds that are rated A have protection factors which are average but adequate. However, risk factors are more variable and greater in periods of economic stress.